UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21364

Schroder Global Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Carin F. Muhlbaum 875 Third Avenue, 22nd Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2016

Date of reporting period:	April 30, 2016

Item 1.   Reports to Stockholders.

Schroder Mutual Funds

April 30, 2016	Semi-Annual Report

Domestic Equity

Schroder North American Equity Fund

Schroder U.S. Opportunities Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Global & International Equity

Schroder Emerging Market Equity Fund

Schroder Emerging Markets Multi-Cap Equity Fund

Schroder Emerging Markets Small Cap Fund

Schroder International Alpha Fund

Schroder International Multi-Cap Value Fund

Schroder Mutual Funds

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

North American Equity Fund	26

U.S. Opportunities Fund	32

U.S. Small and Mid Cap Opportunities Fund	35

Emerging Market Equity Fund	38

Emerging Markets Multi-Cap Equity Fund	41

Emerging Markets Small Cap Fund	48

International Alpha Fund	51

International Multi-Cap Value Fund	54

Statements of Assets and Liabilities	68

Statements of Operations	72

Statements of Changes in Net Assets	74

Financial Highlights	78

Notes to Financial Statements	90

Disclosure of Fund Expenses	103

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 20, 2016

Dear Shareholder:

We are pleased to provide you with the semi-annual shareholder report for the Schroder Mutual Funds.

The reporting period began amid lower investor sentiment due to signs of a global slowdown in growth, the weight of a strong US dollar, and lingering commodities concerns.  On December 16th, after seven years of zero interest rates and almost 10 years since the last increase, the Federal Reserve (“Fed”) finally moved its policy rate up by 0.25%. While the US stock and bond markets initially seemed unaffected by this move, the slowing Chinese economy became 2016’s lead story and contributed to sharp declines in equity prices, reversing the recovery that took place in the fourth quarter of 2015.  While equity prices slumped, domestic fixed income generally fared well.

The markets continued to struggle against these headwinds during the first two months of 2016. Concerns about weaker economic growth caused various Fed governors to offer dovish remarks on US monetary policy and the Fed ultimately deferred the decision to further tighten interest rates.  With lowered expectations for further tightening, many asset classes experienced significant price recoveries in March as commodity prices rallied and the US dollar weakened. The emerging markets were the biggest winner and generally led the recovery with double-digit returns, followed by strong performance among international and US smaller-cap equities. Foreign bonds also achieved strong results, while US fixed income continued to generate moderate returns as credit spreads firmed and inflation concerns remained muted.

Although markets have rebounded during the final months of the reporting period, we expect prospects for global GDP growth to remain tepid and consequently corporate earnings growth is likely to remain lackluster.  As volatility remains a top concern across the global markets, we believe it is prudent to review your current asset allocation with your financial adviser to ensure your near- and long-term investment goals are in line with your risk and return expectations.

Please note that as previously announced, as part of our overall strategic plan, we have proposed, and the Board of Trustees have approved, a reorganization plan whereby the Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, are proposed to be adopted by new corresponding series of the Hartford Mutual Fund II family, subject to shareholder approval and other conditions.  Following the reorganization, anticipated to close in the third quarter of 2016, Hartford Funds Management Company, LLC will be the adviser to those adopted funds, and we will continue to manage fund assets, as the sub-adviser to those Funds utilizing the same portfolio management teams and implementing substantially the same strategies as we do currently.

As a supplement to that strategic plan, and contingent on the closings of the reorganizations discussed above, Schroders has proposed and the Board of Trustees has approved a transition of the Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder North American Equity Fund, Schroder Short Duration Bond Fund and Schroder Total Return Fixed Income Fund to the Advisors’ Inner Circle III platform, through the election of new trustees and amendment of certain management contracts, subject to shareholder approval and other conditions. Following these actions, anticipated to occur in the fourth quarter of 2016, we will continue to manage fund assets as the Adviser to the funds and utilizing the same portfolio management teams.

As always, we thank you for including Schroders in your financial plan, and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

IMPORTANT INFORMATION CONCERNING MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of April 30, 2016. The views expressed in the Management Discussion and Analysis sections (the “MD&As”) are those of the respective Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. (“SIMNA”). The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained.  Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting Schroder Investment Management North America Inc. at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 16, 2016)

Performance

For the six-month period ended April 30, 2016, the Schroder North American Equity Fund (the “Fund”) rose 0.46% (Investor Shares) and 0.25% (Advisor Shares), compared to the S&P 500 Index (the “Index”), a market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which rose 0.43%.

Market Background

US equities posted a modest gain over the six-month period. Following broadly encouraging economic data the Federal Reserve (the “Fed”) finally began to raise interest rates in December 2015. The 0.25% hike had been well anticipated by the markets. The early part of the period saw oil prices fall significantly, along with many other commodities, weighed down by expectations of reduced Chinese demand and oversupply in some segments. U.S. market performance at the end of 2015 was driven by a narrow group of high growth stocks concentrated in the technology and consumer discretionary sectors.

Global equity markets started 2016 amid elevated levels of volatility and the U.S. stock market was no exception. The market fell sharply in January and early February 2016 as investors worried about the weakness of the global economy. In response, the Fed notably scaled back its intention to normalize U.S. interest rates. Alongside the more dovish tone from other central banks, this underscored a big rebound in commodity prices. Firmer oil prices, which appear to have become a key barometer of investors’ risk tolerance, played a significant role in boosting sentiment. The equity markets rebounded strongly late February and March. Equity market performance was more muted in April with the market advancing slightly despite disappointing GDP data.

Towards the end of the period there were tentative signs of a rotation towards value but, over the quarter as a whole, low volatility was the best performing investment style. This was evidenced by the position of telecoms and utilities as the best performing sectors, both of which benefited from the perception of offering defensive yield. The technology sector was a key laggard after some poorly-received first quarter results from large index stocks such as Apple. The healthcare sector was under pressure as it continues to suffer both from an unwinding of the perceived biotechnology bubble and political risks ahead of the US election. Financials also performed poorly, particularly banks that have traded as a proxy for U.S. interest rate expectations, which weakened with the more dovish Fed.

Portfolio Review

The Fund’s performance was in line with the benchmark over the period. A notable positive for relative performance came from positioning in the consumer discretionary sector, particularly stock selection within leisure and consumer durables. Stock selection within healthcare was another contributor to relative returns. Our underweights in certain stocks (such as Allergan and Regeneron) were beneficial.

Our long-held preference for high quality industrials, in particular machinery, contributed to relative performance. The overweight allocations to defence and electrical equipment stocks supported fund performance. Within consumer staples, holdings within the food & drink segment (such as Campbell Soup) and food retail (Wal-Mart, Costco) also proved supportive for relative returns.

The biggest headwind to relative performance was the revival of the ‘reach for yield’ trade in utilities in the latter part of the period as expectations for further interest rate rises were pushed further out. We continue to see U.S. utilities as unattractive and have an underweight allocation. Positioning in the technology sector was also a drag on relative performance, particularly the overweight in hardware.

In the financials sector, positioning within property & casualty insurance weighed on Fund returns. The broad sell-off in banks, with little regard for their quality, was a drag on relative performance, although we do see the situation as an opportunity to increase our weighting in higher quality names.

Outlook

We believe that market volatility continues to create opportunities, particularly for our approach, which combines fundamentally based stock selection criteria (value and quality) with daily screening for opportunities to rebalance the portfolios as stock prices rise and fall disproportionately.

In style terms, the main theme so far in 2016 has been the drop-off in momentum stocks, which had been strong performers over the last few years.  Value stocks have outperformed year to date but by a modest amount — they have a long way to go before recouping the losses of the last few years. Recently lowered interest rate expectations suggest that highly valued minimum volatility and yield themes may continue to outperform.

Within defensives we retain our preference for pharmaceuticals and healthcare providers. Utilities still look unattractive in our view and we maintain a significant underweight.

The Fund’s exposure to financials remains driven first by our view of the quality (risk) of a company and then the right valuation for any opportunity. We currently see value opportunities particularly in over-sold simple banks. Currently, real estate stocks offering good yields are popular with investors and we have little exposure. Within insurance we maintain our preference for attractively-priced high quality companies with a focus on long-term business strength and diversity.

In cyclical sectors, the weighting to technology remains elevated. We still see opportunities in established technology stocks (e.g. Intel and IBM) while being underweight the newer, more widely discussed stocks. We currently believe that industrials offer attractively-priced, high quality opportunities, particularly among defense and machinery stocks, and we maintain our overweight exposure here.

In resources we remain overweight integrated oil & gas stocks, compared to the more volatile exploration companies. Within materials, the Fund is still overweight fertilizers and underweight chemicals.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2016	Five Years Ended April 30, 2016 (a)	Ten Years Ended April 30, 2016 (a)
Schroder North American Equity Fund —
Investor Shares	0.59%	10.06%	6.57%
Advisor Shares	0.25%	9.67%	6.20%
S&P 500 Index	1.21%	11.02%	6.91%

(a)         Average annual total returns.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Apple	3.0%
Microsoft	2.4
ExxonMobil	2.2
Johnson & Johnson	1.9
Wells Fargo	1.5

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Net Assets
Information Technology	20.6%
Financials	16.0
Healthcare	13.9
Consumer Discretionary	11.8
Industrials	11.3
Consumer Staples	9.5
Energy	6.4
Materials	3.0
Telecommunication Services	2.0
Utilities	1.4
Short-Term Investment	1.9
Other Assets less Liabilities	2.2

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 16, 2016)

Performance

For the six-month period ended April 30, 2016, the Schroder U.S. Opportunities Fund (the “Fund”) gained 0.69% (R6 Shares),  0.65% (Investor Shares), and 0.54% (Advisor Shares), compared to the Russell 2000 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which returned -1.90%.

Market Backdrop

During this six-month period we saw the U.S. equity market experience booms and busts with flat to moderate markets mixed in between.  In November 2015 the fund’s fiscal year began with our benchmark rising by 2.0% but things quickly changed in December as the market turned negative until early February.  Between December 1 and February 11 the Index fell by 18%.  The market then rallied by 19% through the end of April.  We believe that these gyrations were caused by rapidly shifting moods.  Concerns about China, the U.S. dollar, commodity prices, recession potential in the U.S. (the ISM dipped below 50 in December — traditionally regarded as a recessionary reading) dominated conversations.  Market leadership rotated quickly from low beta to high beta, high quality to low quality, higher market cap to lower market cap. The Federal Reserve raised interest rates in December, which was followed by an uptick in volatility. Driven by the sudden drop in the equity market the yield on the 10-year U.S. Treasury fell from 2.30% to 1.66%.  Yields have risen more recently as investors have been willing to take on more risk since mid-February.

The U.S. housing recovery has remained positive, one of our investments themes. One related theme that was especially fruitful for small-cap stocks was the acceleration in household formation—due partly to the 15-34 year-old age cohort’s (the “Millennials”) efforts to become established financially following the Great Recession. The creation of new households has led to increased demand for housing, both multi-family and single-family residences.  Housing has been in recovery mode since 2011, and new-home starts have now surpassed the one million mark. To us, the housing uptrend appears to be on a sustainable path and provides an important support for the U.S. economy due to the multiplier effect.

Among small caps the highest beta stocks lagged as one might expect in this environment.  The spread between highest and lowest beta stocks was exceptionally wide — over 1000 basis points.  Interestingly we did not see a clear trend across the market cap spectrum in small cap.  The energy sector was the weakest, declining by 13.1%.  Of course, this reflects the ongoing decline in oil prices. The second weakest sector was health care with an -8.2% return.  Health care weakness reflected uncertainty over potential political concerns in an election year.  The strongest sectors were utilities (+9.3%), materials (+6.7%) and REITs (+5.0%) which indicates that investors were searching for yield and defensive names.  From a style perspective Value has been outperforming Growth.

Portfolio Review

The Fund’s outperformance during the reporting period was attributed to our stock selection, with contributions primarily in health care and producer durables.  Stock selection detracted modestly in energy and consumer discretionary.

Outperformance in health care was driven by an underweight in biotechnology plus stock selection in health care services and medical services. The latter industry also benefitted from an overweight.  Leading names included Surgical Care Affiliates (health care services) and Catalent (medical services).

As for the biotech underweight, longer-term holders should recognize that our more conservative approach leads us to avoid names we consider to be speculative.  That is particularly germane in this industry, which is dominated by speculative names in our market cap group.  When they work well we are likely to lag and when they do poorly (as they have recently) we tend to add value due to our underweight.

In producer durables we benefitted from a holding in Waste Connections (pollution control) as well as Darling Ingredients (scientific instruments — pollution control).

In terms of detractors, as noted above, our largest shortfall occurred in the energy sector where crude producers Carrizo Oil & Gas and Synergy Resources Corporation were our primary laggards.   The main source of our lag in consumer discretionary was in the leisure time (ClubCorp Holdings) and education services (Chegg) industries.  We also had a slight detractor from returns in the utility sector, which was entirely due to our underweight in this defensive sector.

In general we do not make dramatic shifts in sector exposure, and that was the case for the past year.  The largest change in relative sector weightings was in health care. We had been 2.7% underweight relative to the index; by April that weighting was an overweight of 1.3%   This was driven by the addition of several small biotechnology names (we still remained underweight in the industry) and an increase in our weighting in medical & dental instruments and supplies.   Our biggest declines occurred in real

estate investment trusts and utiltities, as we became more underweight in those sectors.   Interestingly, we went from underweight to a slight overweight in energy, courtesy of a slight 31 basis point increase in our exposure.

Outlook

We have been writing on housing for some time now, and we still find it an area of opportunity.  The growth in household formation and the potential impact on the housing market continues to capture our attention. Housing has been in a nice recovery since 2011 as seen in new home starts which have passed the 1 million mark. The uptrend to us appears to be on a sustainable path and importantly does not currently show any of the frenetic and speculative characteristics of a bubble. The growth in household formation is in part due to the Millennials getting established financially after a very difficult experience during the Great Recession and aftermath.  Significantly, birth rates in this cohort turned positive in 2014 which adds another positive element to the demand for housing, particularly single family housing.

We believe that housing is important because of the economic multiplier effect. A host of products and services are purchased with the building and purchase of a new home. These range from building materials and heating/air conditioning systems to mortgage services and insurance products finally to home furnishings. We have been investing in the housing improvement for several years now. Given the demographic trends described above and the importance of housing in the overall US economy we find this a fruitful area for investment and one that disproportionately favors small and mid cap companies over large caps.

The strong dollar has hurt the results of many US companies; however we are looking to add names that have been impacted by dollar strength; we believe that there are good businesses that have come under a pall due to their exposure to foreign currency risks. For stocks that we consider for investment, approximately 20% of revenues are generated outside of the U.S.; in our portfolio the number is slightly over 21% so we are in line with the Index in offering a portfolio that is substantially driven by US revenue generation.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2016		Five Years Ended April 30, 2016 (a)		Ten Years Ended April 30, 2016 (a)
Schroder U.S. Opportunities Fund (b) —
R6 Shares	(0.53	)%(c)	7.90	%(c)	7.34	%(c)
Investor Shares	(0.57)%		7.89%		7.34%
Advisor Shares	(0.83)%		7.58%		7.05	%(d)
Russell 2000 Index	(5.94)%		6.98%		5.42%

(a)	Average annual total returns.
(b)

Effective March 1, 2016, SIMNA has contractually agreed through February 28, 2017 to limit the management fee paid by the Fund to the annual rate of 0.85% based on the Fund’s average daily net assets. If the Fund had paid such lower fees during the period prior to March 1, 2016, the returns of the Fund would have been higher.

(c)

The R6 Shares commenced operations on September 28, 2015. The performance information provided in the above table for periods prior to September 28, 2015 reflects the performance of the Investor Shares of the Fund.

(d)

The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
SPDR Barclays 1-3 Month T-Bill ETF	2.7%
VWR	1.8
iShares Russell 2000 ETF	1.5
Catalent	1.5
Kennedy-Wilson Holdings	1.4

Sector Allocation

Sector	% of Net Assets
Financial Services	22.6%
Healthcare	15.9
Producer Durables	13.7
Consumer Discretionary	12.7
Technology	11.2
Materials & Processing	9.5
Investment Company	4.2
Utilities	2.8
Other Energy	2.6
Consumer Staples	0.6
Other Assets less Liabilities	4.2

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 16, 2016)

Performance

For the 6-month period ended April 30, 2016, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) gained 3.35% (R6 Shares), 3.34% (Investor Shares) and 3.15% (Advisor Shares), compared to the Russell 2500 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which returned -0.36%.

Market Backdrop

During this six-month period we saw the U.S. equity market experience booms and busts with flat to moderate markets mixed in between.  In November 2015 the fund’s fiscal year began with our benchmark rising by 2.0% but things quickly changed in December as the market turned negative until early February.  Between December 1 and February 11 the index fell by 18%.  The market then rallied by 19% through the end of April.  We believe that these gyrations were caused by rapidly shifting moods.  Concerns about China, the U.S. dollar, commodity prices, recession potential in the U.S. (the ISM dipped below 50 in December — traditionally regarded as a recessionary reading dominated conversations).  Market leadership rotated quickly from low beta to high beta, high quality to low quality, higher market cap to lower market cap.  The Federal Reserve finally raised interest rates in December which was followed by an uptick in volatility. Driven by the sudden drop in the equity market the yields on the 10-year U.S. Treasury fell from 2.30% to 1.66%.  Yields have risen more recently as investors have been willing to take on more risk since mid-February.

The U.S. housing recovery has remained positive, one of our investment themes. One related theme that has proven to be especially fruitful for small-cap stocks is the acceleration in household formation — due partly to the 15-34 year-old age cohort’s (the “Millennials”) efforts to become established financially following the Great Recession. The creation of new households has led to increased demand for housing, both multi-family and single-family residences.  Housing has been in recovery mode since 2011, and new-home starts have now surpassed the one million mark. To us, the housing uptrend appears to be on a sustainable path and provides important support for the US economy due to the multiplier effect.

Among small and mid caps, the highest beta stocks lagged as one might expect in this environment.  The spread between highest and lowest beta stocks was exceptionally wide — over 1,100 basis points.  Interestingly, we did not see any clear trend across the market cap spectrum. Health care was the weakest sector with a -7.4% return. Health care weakness reflected uncertainty on potential political concerns in an election year.  The next weakest sector was energy, declining by 7.0%.  Of course, this reflects the ongoing decline in oil prices. The strongest sectors were utilities (+12.7%) and REITs (+5.4%), which show the defensive mind set and yield quest by investors.  From a style perspective Value has been outperforming Growth.

Portfolio Review

Our stock selection contributed positively, primarily in energy, health care and materials & processing. Stock selection detracted in consumer discretionary and utilities.  We also had a very minor five basis point shortfall in stock selection in our REITs.  The main source of our lag in consumer discretionary was the speciality retail (Advance Auto Parts) and recreational vehicles & boats (Brunswick and BRP) industries.

Outperformance in energy came from our crude producers who collectively returned 8.1% while the overall industry returned 6.6%.  Leading names were Matador Resources and Gulfport Energy.  Our underweight to the sector also added value.  In materials our key leading holding was Airgas, a distributor of industrial, medical and specialty gases.  Stock selection in health care was led by our holdings in medical & dental instruments and (to a lesser extent) in biotechnology.  Of the former, West Pharmaceutical Services was our strongest performer; in biotechnology our outperformance had a lot to do with avoiding some of the weakest names in the group. Readers of earlier commentaries will recall that we are more conservative in our investments in this industry, as we seek to avoid highly speculative names and focus more on companies with existing products that are generating cash flow to help fund research and development efforts.

We experienced lagging stock selection in the consumer discretionary group and to a lesser extent in utilities.  The consumer discretionary underperformance was driven by names (cited above) such as Advance Auto Parts (specialty retail), BRP (recreational vehicles and boats) and Jack in the Box (restaurants).  Our best performers in the sector included Mattel (toys) and Lamar Advertising (advertising agencies)

Other key detractors in the portfolio included Envision Healthcare Holdings (health care), financials CoreLogic (financials) and Interface (producer durables). Rounding out this list is Ciena (technology).

In general we do not make dramatic shifts in sector exposure and that was the case for the past year.  The largest change in relative sector weightings was in consumer discretionary. We had been 4.4% underweight relative to the index; by April, that weighting was below the index by only 90 basis points.  Our weighting in producer durables came down 2.0% from a 4.6% overweight to only a 2.1% overweight by the end of April.  There was also an increase of 1.6% in our energy holdings, which went from underweight to market weight.

Outlook

We have been writing on housing for some time now, and we still find it an area of opportunity.  The growth in household formation and the potential impact on the housing market continues to capture our attention. Housing has been in a nice recovery since 2011 as seen in new home starts which have passed the one million mark. The uptrend to us appears to be on a sustainable path and importantly does not currently show any of the frenetic and speculative characteristics of a bubble. The growth in household formation is in part due to Millennials getting established financially after a very difficult experience during the Great Recession and aftermath.  Significantly, birth rates in this cohort turned positive in 2014, which adds another positive element to the demand for housing, particularly single family housing.

We believe that housing is important because of the economic multiplier effect. A host of products and services are purchased with the building and purchase of a new home. These range from building materials and heating/air conditioning systems to mortgage services and insurance products finally to home furnishings. We have been investing in the housing improvement for several years now. Given the demographic trends described above and the importance of housing in the overall U.S. economy, we find this a fruitful area for investment and one that disproportionately favors small and mid cap companies over large caps.

The strong dollar has hurt the results of many U.S. companies; however we are looking to add names that have been impacted by dollar strength; we believe that there are good businesses that have come under a pall due to their exposure to foreign currency risks. For stocks that we consider for investment, approximately 20% of revenues are generated outside of the U.S.; in our portfolio the number is slightly over 21% so we are in line with the Index in offering a portfolio that is substantially driven by U.S. revenue generation.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2016	Five Years Ended April 30, 2016 (a)		Ten Years Ended April 30, 2016 (a)
Schroder U.S. Small and Mid Cap Opportunities Fund (b) —
R6 Shares	2.78%	9.84	%(c)	8.44	%(c)
Investor Shares	2.70%	9.81%		8.42%
Advisor Shares	2.41%	9.53%		8.14%
Russell 2500 Index	(4.27)%	8.28%		6.59%

(a)         Average annual total returns.

(b)         Effective December 19, 2014, SIMNA has contractually agreed through February 28, 2017 to limit the management fee paid by the Fund to the annual rate of 0.80% based on the Fund’s average daily net assets. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

(c)          The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
SPDR Barclays 1-3 Month T-Bill ETF	2.9%
Aramark	2.5
PVH	1.9
Advance Auto Parts	1.9
iShares Russell Mid-Capital ETF	1.8

Sector Allocation

Sector	% of Net Assets
Financial Services	18.2%
Consumer Discretionary	15.5
Healthcare	12.9
Producer Durables	11.6
Technology	11.0
Materials & Processing	7.1
Investment Company	5.6
Other Energy	3.4
Utilities	3.2
Consumer Staples	2.4
Auto & Transportation	1.6
Other Assets less Liabilities	7.5

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 16, 2016)

Performance

For the six-month period ended April 30, 2016, the Schroder Emerging Markets Equity Fund (the “Fund”) returned -1.44% (R6 Shares), -1.50% (Investor Shares) and -1.72% (Advisor Shares), compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Index (the “Index”) (a broad-based basket of emerging market stocks covering over 800 securities across 23 markets), which returned -0.13%.

Market Backdrop

Global equities recorded negative returns over the six-months ending April 2016. The early part of the period was dominated by speculation over the timing of the first rise in U.S. interest rates since 2006, with the Federal Reserve (the “Fed”) hiking rates by 0.25% in December. However, recessionary concerns in the U.S., combined with exogenous factors reduced the likelihood of future rate hikes in the near term, and the U.S. dollar recently lost value on a trade-weighted basis leading markets to a sharp rebound rally. Meanwhile in Europe, the ECB announced a larger than anticipated stimulus package. Although energy and commodities prices in general were slightly down over the full period, a steep recovery in February and March supported performance in a number of producer countries. The Index delivered a negative return at the margin but outperformed the MSCI World Index.

In Latin America, Brazil was the strongest market. Local equities rallied sharply, primarily due to increased expectations for political change with a more market friendly regime as impeachment charges against President Rousseff proceeded to the Senate. Ongoing ‘Lava jato’ corruption investigations contributed to the arrest/detainment of a senate whip and former president Luiz Inácio Lula da Silva whilst coalition partner the Brazilian Democratic Movement Party (PMDB) announced it would withdraw support for the government. Peruvian equities were firmly up, buoyed by improvement in commodities prices in the second half of the period. Colombia was a beneficiary of the rally in oil prices, which served to improve sentiment towards the local market. Chile recorded a positive return and outperformed, also supported by some uptick in demand for commodities in the second half of the period. Latam Airlines led the market higher, given the company’s large exposure to Brazil. Mexico lagged the rally and recorded a slightly negative return. Defensive stock, America Movil, which has a sizeable weight in the index, weighed on performance somewhat.

Emerging European markets were more mixed. Hungary registered a very strong return, underpinned by performance from large index names OTP Bank and MOL Hungarian Oil. Turkey recorded a significant gain as policy actions in the U.S. and Europe led to an easing in concerns over the financing of the country’s large current account deficit. Parliamentary elections were re-run in November with the Justice and Development Party (AKP) gaining a majority. This served to boost confidence locally somewhat, although concerns over governance remain. This was highlighted by the Prime Minister’s resignation in April, amid reported concerns over President Erdogan’s preference for an executive presidency. In Russia, some expectations that the central bank may cut rates later this year and a recent rebound in oil prices, which had hit a decade low in January, proved supportive. In the UAE, recent improvement in oil prices also proved supportive. Egypt posted a positive return with Global Telecom underpinning returns. Security concerns were a headwind to wider gains whilst recent central bank action, which involved taking steps towards a more flexible exchange rate system, were well received. The small Czech market lagged, primarily due to performance from utility company CEZ. South Africa underperformed as a credit-ratings agency downgraded the country’s debt and another agency cut its outlook to negative, increasing concerns the country may lose its investment-grade status. Heightened political concerns, spurred by the replacement of the finance minister and subsequent U-turn in December, also increased risk aversion. Recent US dollar weakness has provided some support however. Poland recorded a negative return and underperformed. Following their victory in October’s parliamentary elections, the Law and Justice Party (PiS) has destabilized financial markets over plans to increase spending, and potentially implement sector specific taxes. Furthermore, concerns over institutional checks and balances prompted a downgrade to the country’s credit rating. Qatari equities were down, with weak oil prices and banking sector concerns the key headwinds. Greece was the weakest index market. The opposition New Democracy party elected a new, market friendly leader in early 2016 and this has seen the party take a lead in opinion polls, raising concerns over early elections and the associated uncertainty these would bring.

In Asian emerging markets, Indonesia was the standout country. U.S. dollar weakness, some stabilization in the country’s current account and easing inflation provided headroom for the central bank to cut interest rates. Rupiah appreciation served to boost returns. In Malaysia, the recent improvement in energy prices has reduced risk aversion somewhat, and provided some support for the ringgit. Although underlying growth remains muted, Thailand was boosted by the government’s announcement of stimulus measures including an increase to its budget of 0.4% of GDP and grants to farmers. The Philippines generated a positive return at the margin. Macroeconomic data remained comparatively stable with a focus on presidential elections, held in early May. Korea underperformed slightly as Q1 GDP growth slowed to 2.7% year on year (“YoY”). Taiwan underperformed as underlying economic data continued to point to a slow down in growth, with export orders down 4.7% YoY. India recorded a negative return with a recent rebound in commodities prices, concerns over forthcoming public sector wage rises and a number of disappointing macro data weighing on sentiment. In China, ongoing weakness in the economy led the authorities to implement further stimulus measures. Meanwhile, the opening of the domestic bond market to foreign investors was perceived as a positive step in the opening of its capital markets. Uncertainty over currency policy weighed on performance somewhat. However, recent U.S. dollar weakness and comments from

People’s Bank of China (the “PBoC”) Governor Zhou, indicating the central bank was not seeking to devalue the Chinese yuan in trade-weighted terms, reduced concerns somewhat.

Portfolio Review

The Fund’s performance lagged that of the Index over the reporting period, with country allocation and stock selection both detracting value.

The Fund performed well on a relative basis at the beginning of the period but these gains were more than offset by poor portfolio performance at the beginning of 2016 as weakness in the U.S. dollar led emerging markets to rally sharply. The more cyclical materials and energy sectors outperformed, and low quality, high margin companies, together with those stocks which had performed poorly previously, were generally among the strongest performers. Taken in combination with individual stock effects, it was a difficult period for our strategy to perform. Towards the end of the period the portfolio began to recoup some of the underperformance as the rally dissipated.

From a country perspective, a zero-weight to Malaysia and the underweight to Indonesia were the main drags on relative performance. Being overweight to China was also negative. By contrast, the Fund’s overweights to Russia and Hungary added value.

At a stock level, selection in Brazil and Taiwan were the main headwinds. In Brazil this included the overweight to Embraer and an underweight to Banco Bradesco. In Taiwan, the overweights to Cathway Financial and Catcher Technology detracted the most from relative performance. Conversely, selection in China was positive, in particular the overweight to Tencent and an off-benchmark position in AIA Group.

Outlook

Our outlook for emerging markets generally is little changed. We did not trust the rally earlier in the year and it is already dissipating. While the headwinds of a strong U.S. dollar and concerns over a sharp slowdown in Chinese growth have alleviated for now, there has been little sign of pick up in EMs earnings growth. To our mind this is one of the key prerequisites for a sustained move higher in EMs absolute returns. We believe that sub-par global growth is unsupportive with export demand weak and the sustainability of the recent move higher in current commodity prices being debatable, in our view, given the so far seemingly supply rather than demand led the nature of the move. While emerging markets could continue to outperform their developed peers, not least given their under owned status and attractive relative valuations, we are not positioned for a strong move higher in absolute returns and we currently maintain our somewhat cautious stance. The portfolio is fully invested with a beta around 1 but we currently remain net underweight to the more cyclical material and energy sectors.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2016	Five Years Ended April 30, 2016 (a)		Ten Years Ended April 30, 2016 (a)
Schroder Emerging Market Equity Fund —
R6 Shares	(16.64)%	(4.37	)%(b)	2.75	%(b)
Investor Shares	(16.76)%	(4.40)%		2.73%
Advisor Shares	(17.01)%	(4.63)%		2.52%
MSCI Emerging Markets Index	(17.87)%	(4.61)%		2.37%

(a)         Average annual total returns.

(b)         The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Tencent Holdings	5.1%
Samsung Electronics	4.9
Taiwan Semiconductor Manufacturing	4.9
China Construction Bank Class H	3.7
China Mobile	3.6

Geographic Allocation

% of Net Assets
Asia/Far East	63.8%
Latin America	17.9
Europe	12.0
Africa	2.5
Middle East	2.0
Investment Company	1.1
Other Assets less Liabilities	0.7

Schroder Emerging Markets Multi-Cap Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 16, 2016)

Performance

For the six-month period ended April 30, 2016, the Schroder Emerging Markets Multi-Cap Equity Fund (the “Fund”) returned 0.74% (R6 Shares), 0.77% (Investor Shares) and 0.54% (Advisor Shares), compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Index (the “Index”), which fell -0.13%.

Market Background

Emerging markets began the period under pressure and lagged developed markets amid concerns over the likely impact of an expected rise in U.S. interest rates. The Federal Reserve (“Fed”) did indeed increase rates as expected in December 2015. Late 2015 and early 2016 saw a continued weakness in the energy and materials sectors and an aversion to risk more generally. As a result, many attractive valuations were not rewarded, even when these valuations were associated with higher quality characteristics (e.g.,profitability, stability and financial strength).

However, equity markets staged a rebound from mid-February 2016. This was largely thanks to accommodative central bank policy and firmer commodity prices. Emerging markets pulled ahead of their developed counterparts during this period and many emerging market currencies strengthened versus major developed market currencies. The People’s Bank of China, the Bank of Japan and the European Central Bank all loosened monetary policy in response to growth concerns, while the Fed notably scaled back its intention to normalize U.S. interest rates. Firmer commodity prices, particularly oil, played a significant role in boosting sentiment for an emerging markets rebound. Towards the end of the six-month period, a raft of positive Chinese economic data encouraged the view that a weaker renminbi and government policy support were having the desired effect on China’s economic growth.

Latin America was the best performing region over the period, in large part due to rebounding commodity prices. Within Latin America, both Brazil and Peru performed strongly. The Brazilian market reacted positively to the rising probability that its president, Dilma Rousseff, could be forced from office, raising the prospect of new leadership and market-friendly reforms. Asian markets delivered a small negative return for the six months. China in particular had a poor start to the year, only part of which was made back after the Chinese central bank eased monetary policy again at the end of February. Indian equities also experienced a rocky start to the year but found a stronger footing during March following a well-received budget. On a sector view, the commodity price rally in the latter part of the period meant resources sectors were the top gainers. Meanwhile, the healthcare sector was a laggard.

Portfolio Review

The Fund outperformed the benchmark over the period. On a regional view, positioning within Europe, the Middle East and Africa (“EMEA”) was the main contributor to relative performance, particularly our broad-based allocation to South Africa. South African resources were a tailwind but the gains were broad based and most sectors contributed. As well as our positions in mining companies (e.g. Anglo American), our positions in telecoms (MTN, Vodacom) and retail (Truworths) were beneficial. Stock selection within South African financials also boosted relative performance. Positioning within Asian markets also supported fund returns. The underweight allocation to China - specifically the below-index exposure to Chinese financials - benefited Fund performance.

From a sector perspective, our holdings in materials, especially mining companies, performed very well against the backdrop of recovering commodity prices. As mentioned above, some of the South African mining stocks were among the top contributors while our allocation to Brazilian mining giant Vale also proved positive. Certain holdings in gold producers further supported performance. Positions within telecoms, especially in Indonesia, also made a positive contribution. In the technology sector, our underweight exposure to index heavyweight Samsung Electronics was supportive for Fund returns, as was positioning within IT services stocks in India.

On the negative side, stock selection within Latin America was positive but was more than offset by our underweight allocation to the region. Positioning in Brazil detracted from relative performance, particularly within the financials sector as well as the underweight allocation to Brazilian energy stocks. On a sector view, positioning within the healthcare sector detracted over the period, largely due to stock selection in China.

Outlook

In terms of portfolio positioning, we remain overweight the South African market. With the notable exception of media giant Naspers, we believe that the country offers a number of attractive opportunities. These are spread across many sectors but are particularly prevalent within financials, telecoms and materials. Many of these stocks appear to be starting to benefit from the significant depreciation of the South African rand in recent years.

We also favor the Thai market, especially financials, energy and telecoms. Taiwan is another overweight, although we have recently lightened our exposure to its industrials sector. We have a broad-based exposure to Indonesia although this was reduced in early 2016 due to its stronger relative performance. Whilst a small part of the emerging market universe, we have built a modest overweight position in Hungary this year following the purchase of selected financials and healthcare stocks.

Conversely, our largest underweight remains South Korea. This is mostly driven by the strategy’s smaller position in technology hardware, mostly due to Samsung’s large index weight. But we also have a lower allocation to Korean staples and industrials and have been trimming further in recent months. However, we do have a modest exposure to Korean gaming and chemicals stocks. The underweight to China is largely a result of our low exposure to its banks and to internet giant Tencent. We have, however, exploited the recent weakness in the Chinese market by buying financials, healthcare and technology stocks, reducing our underweight to the country overall.

Elsewhere in Asia, we remain underweight Malaysia, primarily due to a low exposure to industrials and financials. Within India, the strategy is biased toward the larger international technology stocks (IT services) whilst being underweight domestic industrials stocks, which we currently view as less profitable.

We also remain underweight Mexico, predominantly on valuation grounds. At 24x forward earnings, its staples sector in particular has been priced for its perceived safety. Elsewhere in Latin America, we have been trimming Brazil this year in light of its relative outperformance (e.g., materials).

From a sector view, the portfolio is overweight materials (miners and chemicals), telecoms, healthcare and energy. It is underweight financials, particularly banks, where we have concerns about asset quality in many markets, as well as real estate. We are also underweight staples, driven by expensive valuations.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2016	Annualized Since Inception (a)
Schroder Emerging Markets Multi-Cap Equity Fund (b) —
R6 Shares	(17.35)%	(0.96	)%(c)
Investor Shares	(17.39)%	(0.99)%
Advisor Shares	(17.69)%	(1.27)%
MSCI Emerging Markets Index	(17.87)%	0.41%

(a)         From commencement of fund operations on June 25, 2013.

(b)         Effective December 19, 2014, SIMNA has contractually agreed through February 28, 2017 to limit the management fee paid by the Fund to the annual rate of 0.80% based on the Fund’s average daily net assets attributable to each share class. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

(c)          The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Itausa - Investimentos Itau	1.0%
MTN Group	1.0
China Mobile	1.0
Sanlam	1.0
Sasol	1.0

* Excludes Short-Term Investment.

Geographic Allocation

% of Net Assets
Asia/Far East	57.4%
Africa	13.3
Latin America	12.3
Europe	8.8
Short-Term Investment	2.2
Middle East	1.3
United Kingdom	0.3
Other Assets less Liabilities	4.4

Schroder Emerging Markets Small Cap Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 16, 2016)

Performance

For the six-month period ended April 30, 2016, the Schroder Emerging Markets Small Cap Fund (the “Fund”) returned 2.19% (R6 Shares) and 2.09% (Investor Shares), compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (the “Index”), a broad-based basket of small-capitalization emerging market stocks across 23 countries, which returned -0.08%.

Market background

Global equities recorded negative returns over the six-months ending April 2016. The early part of the period was dominated by speculation over the timing of the first rise in U.S. interest rates since 2006, with the Federal Reserve (the “Fed”) hiking rates by 0.25% in December. However, recessionary concerns in the U.S., combined with exogenous factors reduced the likelihood of future rate hikes in the near term, and the U.S. dollar more recently lost value on a trade-weighted basis. Meanwhile in Europe, the ECB announced a larger than anticipated stimulus package. Although energy and commodities prices in general were slightly down over the full period, a steep recovery in February and March supported performance in a number of producer countries. The Index delivered a negative return at the margin but outperformed the MSCI World Index.

There was somewhat of a divergence in regional performance, with Emerging European and Latin American markets in general outperforming Asia.

Colombia was a beneficiary of a rally in oil prices towards the end of the period, which served to improve sentiment towards the local market; oil accounts for a significant proportion of government revenues. In Brazil, local equities rallied sharply, primarily due to increased expectations for political change with a more market friendly regime as impeachment charges against President Rousseff proceeded to the Senate. Ongoing ‘Lava jato’ corruption investigations contributed to the arrest/detainment of a senate whip and former president Luiz Inácio Lula da Silva whilst coalition partner the Brazilian Democratic Movement Party (PMDB) announced it would withdraw support for the government. Chile recorded a positive return and outperformed, also supported by some uptick in demand for commodities in the second half of the period. Latam Airlines led the market higher, given the company’s large exposure to Brazil. Mexico outperformed as domestic growth indicators remained firm. The small Peruvian market also underperformed.

In emerging Europe, the small markets of Hungary and Czech Republic delivered robust returns. Russia fared well, on the back of recent oil price improvement and increasing expectations for central bank rate cuts in 2016. Turkey comfortably outperformed as policy action in the U.S. and Europe led to an easing in concerns over the financing of the country’s large current account deficit. Parliamentary elections were re-run in November with the Justice and Development Party (AKP) gaining a majority. This served to boost confidence locally somewhat, although concerns over governance remain. This was highlighted by the Prime Minister’s resignation in April, amid reported concerns over President Erdogan’s preference for an executive presidency. South African equities were firmly up, with a major rally in mining stocks supporting the local market. This masked wider economic and political concerns, which contributed a ratings downgrade and increasing concerns that the country may lose its investment-grade status. In the Middle East, the UAE performed in line with the benchmark whilst Qatar lagged amid concerns over tight liquidity in its banking sector. Poland recorded a negative return and finished behind the benchmark. Following their victory in October’s parliamentary elections, the Law and Justice Party (PiS) has destabilised financial markets over plans to raise spending and potentially implement sector specific taxes. Furthermore, concerns over institutional checks and balances prompted a downgrade to the country’s credit rating. Greece was among the weakest index markets. The opposition New Democracy party elected a new, market friendly leader in early 2016 and this has seen the party take a lead in opinion polls, raising concerns over early elections and the associated uncertainty these would bring.

In emerging Asia, Indonesia was the standout country. U.S. dollar weakness, some stabilization in the country’s current account and easing inflation provided headroom for the central bank to cut interest rates. Rupiah appreciation served to boost returns. In Malaysia, we believe the recent improvement in energy prices has reduced risk aversion somewhat, and provided some support for the ringgit. Although underlying growth remains muted, Thailand was boosted by the government’s announcement of stimulus measures including an increase to its budget of 0.4% of GDP and grants to farmers. The Philippines generated a positive return at the margin. Macroeconomic data remained comparatively stable with a focus on presidential elections, due to be held in early May. Taiwan performed broadly in line with the index. Underlying economic data continued to point to a slow down in growth, with export orders down 4.7% year on year (“YoY”). Korea underperformed slightly as first quarter GDP growth slowed to 2.7% YoY. India recorded a negative return with a recent rebound in commodities prices, concerns over forthcoming public sector wage rises and a number of disappointing macro data weighing on sentiment. In China, ongoing weakness in the economy led the authorities to implement further stimulus measures. Meanwhile, the opening of the domestic bond market to foreign investors was perceived as a positive step in the opening of its capital markets. Uncertainty over currency policy weighed on performance somewhat. However, recent U.S. dollar weakness and comments from People’s Bank of China (the “PBoC”) Governor Zhou, indicating the central bank was not seeking to devalue the Chinese yuan in trade-weighted terms, reduced concerns somewhat.

Portfolio Review

The Fund’s performance was ahead of the Index over the reporting period, with country allocation and stock selection contributing positively.

From a country perspective, the overweights to Russia and Brazil contributed the most to returns. Conversely, a zero-weight to South Africa was negative.

At a stock level, selection in China added significant value. This included the overweights to fabric manufacturer Best Pacific International and Baoxin Auto Group. The off-benchmark positions in China Lodging Group and injection moulding machine manufacturer, Haitian International also added value. Selection in Taiwan and Poland further augmented relative returns. In Taiwan, this included the overweight to Gourmet Master and ST Shine Optical whilst an off-benchmark position in Poland’s Uniwheels was also rewarded.

Outlook

We believe that the strategic case for an investment in emerging market smaller companies remains compelling, in large part due to their rich opportunity set and their generally under-researched nature versus larger capitalization companies. In the short term, however, soft global growth challenges the outlook and, until we see some signs of an improvement in earnings, emerging markets in general may well tread water. Current valuations for emerging markets smaller companies overall appear reasonably attractive, and we continue to find what we think are attractive investment opportunities in well-managed smaller companies given the breadth of the universe.

PERFORMANCE INFORMATION

Cumulative Since Inception (a)
Schroder Emerging Markets Small Cap Fund —
R6 Shares	7.50%
Investor Shares	7.40%
MSCI Emerging Markets Small Cap Index	9.38%

(a)         From commencement of fund operations on August 26, 2015.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Aerospace Industrial Development	2.6%
Aramex PJSC	2.4
Arvind	2.2
CTCI	2.2
S-1 Corp.	2.2

Geographic Allocation

% of Net Assets
Asia/Far East	67.4%
Latin America	15.4
Europe	11.7
Middle East	3.7
Other Assets less Liabilities	1.8

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 16, 2016)

Performance

For the six-month period ended April 30, 2016, the Schroder International Alpha Fund (the “Fund”) returned -2.92% (R6 Shares), -2.99% (Investor Shares), and -3.17% (Advisor Shares), compared to the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”), a broad-based basket of international stocks, which returned -3.07% during this same period.

Market Background

Market volatility has been high over the past six months with international equities posting losses over the period. The first half of the period saw equities come under sustained pressure amid concerns about global growth, speculation about the timing of the first rise in U.S. interest rates and instability in Chinese equity markets.

The middle of February marked an inflection point, however, and markets rallied against a backdrop of dollar weakness, the introduction of a variety of pro-growth policy measures by the Chinese authorities, firmer commodity prices and an easing of global growth fears. Investors began to rotate into the underperforming areas of the market, spurring a rally in value sectors.

Energy and materials were the best performing sectors, while financials lagged on worries about the exposure of banks to the energy sector and the ability of the banks to build capital reserve and withstand negative interest rates.

Portfolio Review

The Fund’s Investor Shares and R6 Shares modestly outperformed the benchmark over the six-month period, driven by strong stock selection, particularly in Japan, although the Fund’s Advisor Shares underperformed the Index. We also gained from our holdings in Europe, although our exposure to Asia Pacific (ex Japan) and selection in the UK offset this to some extent. From a sector perspective, our holdings in consumer discretionary, industrials and technology contributed the most to returns although our exposure to materials, and stock selection in financials, detracted.

The top performer was logistics firm Brambles as shares rose sharply on the back of solid earnings results. Strength in the core pallets division, especially in the Americas, was particularly encouraging given that part of our investment thesis relates to the company’s ability to benefit from increased penetration in U.S. pallets. Taiwanese chip manufacturer, TSMC, was also amongst the biggest contributors as the firm was granted the exclusive rights to provide Apple with the processors needed for the next generation of the iPhone, which is expected to help drive revenue growth. The company also continues to operate well demonstrating solid organic growth, strong cashflow conversion and a focus on returning capital to shareholders.

A number of our financials holdings weighed on returns, including SMFG, Deutsche Bank, Intesa Sanpaolo and HSBC amid general concerns about the sector, as detailed above. We have done extensive due diligence on our bank holdings’ loan exposures and do not believe that any of our bank holdings have high or problematic exposure to the energy and commodities sector. While the impact of ongoing low interest rates is clearly negative for bank margins, we expect the banks to increase revenues from more fee-based mechanisms to offset declines in interest income.

Outlook

The environment remains finely balanced, in our view, as economic growth remains soft yet steady. We believe that markets remain vulnerable to the influence of sentiment, rather than underlying fundamentals, as illustrated by the excessive selloff and subsequent recovery seen in the first few months of the year. Given a backdrop of sub-par global economic growth and equity valuations that, in aggregate, appear full, instability in equity markets can be expected to remain a key feature of the next few months.

Monetary policy largely remains loose, yet investors appear increasingly sceptical of central banks’ ability to stimulate growth through further accommodation, placing an increased importance on the role of fiscal policy going forward. There are signs that this may be becoming more expansive, on a global basis, with the Canadian budget and China’s annual National People’s Congress (NPC) targets as examples where fiscal spending has been increased. The low interest rate and commodity price environment provides supportive conditions for financing infrastructure projects.

In addition, there are tentative indications that the industrial inventory cycle, particularly in the U.S., is beginning to inflect. In anticipation of this, we have been gradually increasing our exposure to more cyclical areas of the market, where we believe genuine opportunities exist in sectors that have been out of favour for much of the past 18 months, such as industrials, energy and some materials.

In the commodities-related space, there are signs of stabilization but oversupply of most commodities may take many years to rebalance. We are very much focused on those firms that we believe have been proactively reducing costs and strengthening balance sheets by cutting capital and operating spending, while retaining the optionality of production growth. We believe that firms that have successfully restructured in this way are likely to benefit from significant operating leverage with even a moderate uptick in revenue, should the demand environment start to shift. The same applies for industrial companies as outlined above.

In the financials sector, we believe that some banks have been unfairly sold off in recent months. We have taken advantage of some extreme market dislocations to establish new positions and add to existing positions where we have the highest conviction.

In addition to the increased focus on disfavored areas of the market where we believe that there is significant earnings recovery potential, we continue to pay particular attention to the disruptors and enablers of new business models. We believe that our emphasis on the proper evaluation of the business risk associated with these securities is particularly relevant in these areas as, in many cases, business models are new and untested.

Despite a challenging market background, we believe that there are companies that can deliver growth independent of the economic cycle and these will ultimately be rewarded with positive relative returns. Our efforts remain focused on identifying company situations where we believe future growth has not been recognized by the market and in so doing we expect to benefit from the established relationship that exists between the prospects for positive earnings surprise and share price outperformance.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2016	Five Years Ended April 30, 2016 (a)		Ten Years Ended April 30, 2016 (a)
Schroder International Alpha Fund (b) —
R6 Shares	(8.72)%	0.52	%(c)	2.35	%(c)
Investor Shares	(8.87)%	0.49%		2.34%
Advisor Shares	(9.09)%	0.23%		2.09	%(d)
MSCI EAFE Index	(9.32)%	1.69%		1.61%

(a)         Average annual total returns.

(b)         Effective March 21, 2012, the management fees of the Fund decreased to 0.80%. If the Fund had paid such lower fees during periods prior to March 21, 2012, the returns of the Fund would have been higher. Effective December 19, 2014, SIMNA has contractually agreed through February 28, 2017 to limit the management fee paid by the Fund to the annual rate of 0.70% based on the Fund’s average daily net assets attributable to each share class. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

(c)          The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

(d)         The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Nestle	3.3%
SAP	3.0
Taiwan Semiconductor Manufacturing	2.7
AIA Group	2.7
Roche Holding	2.5

Geographic Allocation

% of Net Assets
Continental Europe	38.6%
United Kingdom	21.0
Japan	19.3
Pacific ex-Japan	7.6
Emerging Markets	6.4
North America	3.4
Middle East	2.2
Other Assets less Liabilities	1.5

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 16, 2016)

Performance

For the six-month period ended April 30, 2016, the Schroder International Multi-Cap Value Fund (the “Fund”) gained 1.65% (R6 Shares), 1.44% (Investor Shares) and 1.32% (Advisor Shares), compared to the Morgan Stanley Capital International (MSCI) EAFE Index, which returned -3.07% during this same period and the MSCI ACWI ex USA Index (the Fund’s Benchmark), a broad measure of stock performance throughout the world, with the exception of U.S.-based companies including both developed and emerging markets (collectively, the “Indices”), which fell -1.75%.

Market Background

International equities generally declined over the six-month period. The early part of the period saw concerns about energy and mining stocks weigh heavily on investor sentiment as the rout in commodity prices continued. The Federal Reserve (the “Fed”) raised interest rates by 0.25% in mid-December; the hike had been well anticipated by the markets. Investors maintained their preference for lower risk stocks and value continued its underperformance versus growth in most regions.

2016 began amidst elevated levels of volatility. By mid-February global markets had fallen sharply due to concerns about the strength of the global economy. As has often been the case recently when investors take fright, policymakers responded quickly. Dovish moves by central banks underscored a big rebound in commodity prices.  Firmer oil prices, which appear to have become a key barometer of investors’ risk tolerance, played a significant role in boosting sentiment. Developed markets rallied strongly from mid-February to the end of March, but it was the new-found strength in emerging markets and riskier assets more generally that further reinforced the recovery.

The latter part of the period under review also began to show signs of market rotation, as the extremes of the last few years receded and tentative signs of a recovery in value as an investment style emerged. Since the mid-February low, market performance has been broadening out from the narrow cohort of winners that dominated last year and has been led by previous laggards.

Global equities continued their recovery in April. Japan has been an exception to the recovery going on elsewhere, as a strongly rising yen has led to a significant decline in Japanese stocks. Emerging market stocks saw a modest advance in April although there was significant regional dispersion with resource-heavy Europe, the Middle East and Africa (“EMEA”) and Latin America rising strongly as commodity prices stabilized.  Most markets across Asia were weaker, particularly those such as Taiwan that are weighted towards technology as the sector underperformed in the month following some disappointing first quarter earnings. For the six months as a whole, the materials and energy sectors were the top gainers while consumer discretionary and financials were the biggest laggards.

Portfolio Review

The portfolio outperformed both the MSCI ACWI ex USA Index (the Fund’s Benchmark) and the developed market MSCI EAFE Index over the period. Positioning within the materials sector made a significant positive contribution to relative returns. In particular, our mining holdings in Australia and South Africa, as well as gold stocks in South Africa and Turkey, supported relative performance. Positions held in consumer discretionary stocks in several regions helped relative returns, especially within the retail and media industries. A further important positive contribution came from avoiding the larger auto manufacturers in Japan and Continental Europe. In financials, our underweight allocation to complex banks proved beneficial. Our holdings in telecoms, where we focus on companies we believe have good financial strength, boosted relative performance. We saw contributions across a number of regions, but emerging markets such as South Africa and Thailand stood out. Stock selection in the technology sector was also a strong contributor with positive influences from many parts of the globe, notably semiconductor manufacturers in Taiwan, German software holdings, and hardware companies in Japan, the UK and Taiwan.

From a regional perspective, the greatest contribution to relative returns came from Continental Europe, supported by our below-index allocation to complex banks. Our holdings in emerging markets also aided relative performance, most notably when compared to the developed market MSCI EAFE benchmark, but also compared to the MSCI ACWI ex USA Index. Compared to the latter, our stock selection in both EMEA and Asian markets was positive, as was the overweight allocation to emerging EMEA. As mentioned above, holdings within the South African materials sector supported relative returns, while holdings within retail (Truworths) and financials (insurer Sanlam) also benefited fund performance. In Asia, positioning within China was an important contributor, most notably our underweight allocation to Chinese financial stocks as well as stock selection within Taiwanese technology stocks.

The main detractor was the underweight allocation to Canada, which has clearly benefited from the recovery in resource sectors towards the latter part of the period. We believe that the Canadian market is dominated by high cost energy companies and banks, which score poorly in our financials models.

Outlook

We maintain a lower weight in the defensives where we believe the market continues to place high valuations, notably consumer staples. We have continued to trim defensive positions (telecoms being the exception) in order to invest in opportunities we currently believe are more attractive. We maintain a higher weight in the telecoms sector where our view is that many companies offer an attractive dividend yield. Amongst utilities and telecoms, we are still focused on stocks where dividends appear well covered by cashflows, coupled with reasonable balance sheets.

We continue to seek an exposure to technology stocks that is focused on names we believe are attractively valued and higher quality. In consumer discretionary we continue to maintain exposure across a broad range of industries. We added to selected industrials, particularly European stocks. Our focus within both consumer discretionary and industrials remains on those stocks with a track record of producing strong cashflows, which we believe are trading at depressed valuations.

We have maintained our modest overweight position in materials. Mining stocks form the highest exposure within materials where we like the larger, lower cost, diversified miners best. Similarly, within energy we are avoiding the higher cost producers, such as Canadian oil sands, which we believe are likely to be impacted to a greater extent by continued oil price pressure.

The Fund’s exposure to financials remains driven first by our view of the quality (risk) of a company and then what we believe is the right valuation for any opportunity. Within this sector we remain focused on identifying and taking advantage of selective deep value opportunities in the banking sector where we believe that the balance of risk and return is favorable.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2016	Five Years Ended April 30, 2016 (a)		Annualized Since Inception (b)
Schroder International Multi-Cap Value Fund (c) —
R6 Shares	(7.59)%	1.73	%(d)	4.12	%(d)
Investor Shares	(7.84)%	1.69%		4.10%
Advisor Shares	(7.97)%	1.43%		3.85%
MSCI EAFE Index	(9.32)%	1.69%		1.70%
MSCI ACWI ex USA Index	(11.28)%	(0.13)%		1.88%

(a)         Average annual total returns.

(b)         From commencement of fund operations on August 30, 2006.

(c)          Effective March 21, 2012, the management fee of the Fund decreased to 0.80%. If the Fund had paid such lower fees during prior periods, the returns of the Fund would have been higher. Effective December 19, 2014, SIMNA has contractually agreed through February 28, 2017 to limit the management fee paid by the Fund to the annual rate of 0.65% based on the Fund’s average daily net assets attributable to each share class. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

(d)         The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Orion Class B	0.8%
Novartis	0.8
BASF	0.7
Telenor	0.7
Singapore Telecommunications	0.7

Geographic Allocation

% of Net Assets
Continental Europe	28.8%
Emerging Markets	20.2
Japan	17.3
United Kingdom	16.0
Pacific ex-Japan	11.8
North America	4.2
Middle East	0.7
Asia	0.0
Other Assets less Liabilities	1.0

Schroder North American Equity Fund

Schedule of Investments

April 30, 2016 (unaudited)

Shares		Value $
	COMMON STOCK — 95.9%
	Bermuda — 0.5%
17,600	Axis Capital Holdings	937,552
10,000	Everest Re Group	1,849,000
11,700	RenaissanceRe Holdings	1,297,647
		4,084,199
	Canada — 1.6%
16,000	Alimentation Couche Tard Class B	701,363
8,700	Boardwalk REIT	372,352
54,600	Cameco	683,207
9,100	Canadian REIT	321,223
22,700	Cardinal Energy	170,246
66,600	Cenovus Energy	1,055,770
39,700	Centerra Gold	219,589
22,300	CGI Group Class A (1)	1,018,758
31,800	CI Financial	704,076
16,600	Computer Modelling Group	132,832
15,200	Dominion Diamond	174,569
23,300	Genworth MI Canada	603,159
44,000	Husky Energy	554,427
83,100	Lundin Mining (1)	326,519
18,700	Magna International Class A	785,439
25,300	Manulife Financial	373,037
23,500	Metro Class A	786,455
24,700	Nevsun Resources	92,327
15,800	Open Text	884,634
65,700	Potash Corp. of Saskatchewan	1,162,461
87,700	Surge Energy	171,947
44,200	Teck Resources Class B	541,095
18,100	Westshore Terminals Investment	264,569
		12,100,054
	Ireland — 0.5%
13,652	Accenture Class A	1,541,584
35,700	Eaton	2,258,739
20,900	Seagate Technology	454,993
		4,255,316
	Israel — 0.1%
10,600	Check Point Software Technologies (1)	878,422

	Netherlands — 0.5%
43,400	LyondellBasell Industries Class A	3,587,878

	Switzerland — 0.3%
29,400	TE Connectivity	1,748,712
36,000	Transocean	398,880
		2,147,592
	United Kingdom — 0.2%
21,200	Delphi Automotive	1,560,956

	United States — 92.2%
	Consumer Discretionary — 11.4%
9,100	Abercrombie & Fitch Class A	243,243
14,606	Amazon.com (1)	9,633,972
1,400	AutoZone (1)	1,071,322
17,000	Bed Bath & Beyond	802,740
25,400	Best Buy	814,832
10,900	Brinker International	504,888
30,300	Buckle	876,882
8,600	Cato Class A	314,674
21,600	CBS Class B	1,207,656
110,700	Comcast Class A	6,726,132
3,600	Cracker Barrel Old Country Store	527,076
22,700	Darden Restaurants	1,413,075
9,100	Dick’s Sporting Goods	421,694
13,800	Foot Locker	847,872
28,800	Ford Motor	390,528
12,800	GameStop Class A	419,840
13,600	Gannett	229,160
28,600	Gap	662,948
16,500	Garmin	703,395
45,900	Gentex	736,236
15,100	Genuine Parts	1,449,147
4,000	GNC Holdings Class A	97,440
17,700	Harley-Davidson	846,591
13,000	Hibbett Sports (1)	469,300
36,400	Hillenbrand	1,103,284
58,393	Home Depot	7,818,239
18,700	John Wiley & Sons Class A	927,333
14,500	Kohl’s	642,350
23,300	L Brands	1,824,157
3,000	Lear	345,390
21,800	Leggett & Platt	1,074,522
46,200	Lowe’s	3,512,124
20,500	Macy’s	811,595
29,100	Mattel	904,719
27,381	McDonald’s	3,463,423
13,800	Michael Kors Holdings (1)	712,908
33,300	Nike Class B	1,962,702
14,600	Nordstrom	746,498
27,500	Omnicom Group	2,281,675
16,800	PetMed Express	307,440

The accompanying notes are an integral part of the financial statements.

Shares		Value $
1,700	Pool	148,597
788	Priceline Group (1)	1,058,804
9,500	Ralph Lauren Class A	885,495
26,800	Ross Stores	1,521,704
19,900	Scripps Networks Interactive Class A	1,240,765
53,800	Staples	548,760
37,700	Starbucks	2,119,871
32,900	Target	2,615,550
13,800	TEGNA	322,368
5,400	Thor Industries	345,708
22,545	Time Warner	1,694,031
31,900	TJX	2,418,658
8,600	Tupperware Brands	499,402
20,000	Twenty-First Century Fox Class A	605,200
15,000	Urban Outfitters (1)	454,800
36,500	Viacom Class B	1,492,850
75,872	Walt Disney	7,834,543
26,300	Yum! Brands	2,092,428
		87,748,536
	Consumer Staples — 9.3%
88,500	Altria Group	5,549,835
37,400	Archer-Daniels-Midland	1,493,756
7,700	Campbell Soup	475,167
199,716	Coca-Cola	8,947,277
39,482	Colgate-Palmolive	2,800,064
6,073	Costco Wholesale	899,593
25,917	CVS Health	2,604,658
57,500	General Mills	3,527,050
22,600	Hershey	2,104,286
4,900	Ingredion	563,941
25,000	Kimberly-Clark	3,129,750
36,700	Kroger	1,298,813
19,100	Mondelez International Class A	820,536
9,100	Nu Skin Enterprises Class A	371,007
77,424	PepsiCo	7,971,575
65,591	Philip Morris International	6,435,789
15,500	Pilgrim’s Pride (1)	417,105
141,911	Procter & Gamble	11,369,909
11,800	Reynolds American	585,280
43,600	Sysco	2,008,652
9,700	USANA Health Sciences (1)	1,148,868
15,041	Walgreens Boots Alliance	1,192,450
93,923	Wal-Mart Stores	6,280,631
		71,995,992
	Energy — 6.1%
53,700	Atwood Oceanics	518,742
92,363	Chevron	9,437,651
9,300	ConocoPhillips	444,447
15,100	CVR Energy	366,628
19,500	Ensco Class A	233,220
190,190	ExxonMobil	16,812,796
41,000	FMC Technologies (1)	1,250,090
26,600	Hess	1,585,892
14,400	HollyFrontier	512,640
85,700	Marathon Oil	1,207,513
70,100	Marathon Petroleum	2,739,508
19,600	Murphy Oil	700,504
39,700	National Oilwell Varco	1,430,788
15,500	Oasis Petroleum (1)	150,195
17,333	Occidental Petroleum	1,328,575
27,600	Oceaneering International	1,011,540
17,700	Parsley Energy Class A (1)	414,534
15,379	Phillips 66	1,262,770
28,272	Schlumberger	2,271,372
9,100	Tesoro	725,179
9,900	Transocean Partners LLC	117,018
47,600	Valero Energy	2,802,212
		47,323,814
	Financials — 15.1%
45,000	Aflac	3,103,650
28,100	American Equity Investment Life Holding	393,400
54,927	American Express	3,593,874
16,000	American Financial Group	1,105,760
57,600	American International Group	3,215,232
11,700	Artisan Partners Asset Management Class A	378,027
581,250	Bank of America	8,463,000
103,500	BB&T	3,661,830
60,000	Berkshire Hathaway Class B (1)	8,728,800
34,600	Capital One Financial	2,504,694
28,600	Chubb	3,370,796
160,642	Citigroup	7,434,512
24,000	CNA Financial	758,400
22,300	Comerica	990,120
3,700	Community Bank System	146,409
2,200	Community Trust Bancorp	78,914
2,500	Credit Acceptance (1)	490,675
42,818	Discover Financial Services	2,409,369
22,400	Eaton Vance	773,472
5,500	EPR Properties REIT	362,340
14,600	Equifax	1,755,650
8,944	FBL Financial Group Class A	540,844
12,100	Federated Investors Class B	382,360
5,000	Federated National Holding	95,250
132,500	Fifth Third Bancorp	2,426,075
51,900	Franklin Resources	1,937,946
22,500	Glacier Bancorp	582,525
27,404	Goldman Sachs Group	4,497,270
23,600	H&R Block	477,664
4,300	HCI Group	128,828

The accompanying notes are an integral part of the financial statements.

Shares		Value $
12,900	Horace Mann Educators	401,190
20,100	International Bancshares	526,419
7,000	Jack Henry & Associates	567,210
181,663	JPMorgan Chase	11,481,102
135,200	KeyCorp	1,661,608
37,900	Lincoln National	1,646,755
5,200	MetLife	234,520
96,800	Morgan Stanley	2,619,408
7,400	National Health Investors REIT	503,866
500	National Western Life Group Class A	108,350
18,900	OFG Bancorp	166,887
34,900	Paychex	1,818,988
42,000	PNC Financial Services Group	3,686,760
12,300	Primerica	609,588
48,600	Principal Financial Group	2,074,248
900	Public Storage REIT	220,329
167,700	Regions Financial	1,573,026
4,063	Simon Property Group REIT	817,354
29,500	SunTrust Banks	1,231,330
25,100	T. Rowe Price Group	1,889,779
27,000	Torchmark	1,563,030
30,051	U.S. Bancorp	1,282,877
10,600	United Insurance Holdings	172,886
16,300	Universal Insurance Holdings	287,043
32,400	Unum Group	1,108,404
11,400	Urstadt Biddle Properties Class A REIT	234,384
19,500	Validus Holdings	898,755
19,400	Voya Financial	629,918
15,100	Waddell & Reed Financial Class A	307,134
229,872	Wells Fargo	11,489,003
2,700	Westwood Holdings Group	155,385
		116,755,222
	Healthcare — 13.9%
14,533	Abbott Laboratories	565,334
64,381	AbbVie	3,927,241
30,416	Aetna	3,414,804
7,400	Allergan (1)	1,602,544
50,917	Amgen	8,060,161
11,400	Anthem	1,604,778
8,262	Biogen (1)	2,271,967
43,871	Bristol-Myers Squibb	3,166,609
18,600	Cardinal Health	1,459,356
13,900	Celgene (1)	1,437,399
7,200	Chemed	934,416
12,822	Computer Programs & Systems	658,153
34,061	Eli Lilly	2,572,627
7,700	Enanta Pharmaceuticals (1)	224,840
62,324	Express Scripts Holding (1)	4,595,149
71,504	Gilead Sciences	6,307,368
133,684	Johnson & Johnson	14,983,303
12,900	Mallinckrodt (1)	806,508
13,000	McKesson	2,181,660
10,900	MEDNAX (1)	777,061
63,069	Medtronic	4,991,911
157,207	Merck	8,621,232
11,600	Meridian Bioscience	221,676
334,547	Pfizer	10,943,032
26,821	Quest Diagnostics	2,016,134
25,300	ResMed	1,411,740
35,100	St. Jude Medical	2,674,620
12,299	Stryker	1,340,714
8,000	Taro Pharmaceutical Industries (1)	1,117,920
9,500	Thermo Fisher Scientific	1,370,375
5,000	United Therapeutics (1)	526,000
61,200	UnitedHealth Group	8,058,816
14,400	Varian Medical Systems (1)	1,168,992
11,708	Waters (1)	1,523,913
		107,538,353
	Industrials — 11.0%
34,235	3M	5,730,254
14,600	AMETEK	702,114
11,800	AO Smith	911,196
10,200	Applied Industrial Technologies	467,466
34,400	Boeing	4,637,120
24,900	BorgWarner	894,408
25,400	CH Robinson Worldwide	1,802,638
21,000	Copart (1)	899,640
106,700	CSX	2,909,709
30,200	Cummins	3,534,306
44,100	Delta Air Lines	1,837,647
13,500	Deluxe	847,530
28,400	Dover	1,865,880
15,100	Dun & Bradstreet	1,667,191
28,300	Expeditors International of Washington	1,403,963
27,300	Fastenal	1,277,367
16,400	Fluor	896,424
23,247	General Dynamics	3,266,668
320,089	General Electric	9,842,737
42,891	Honeywell International	4,901,155
6,000	Huntington Ingalls Industries	868,620
9,500	IDEX	778,050
30,300	Illinois Tool Works	3,166,956
21,500	JetBlue Airways (1)	425,485
14,400	Lincoln Electric Holdings	902,448
16,300	Lockheed Martin	3,787,794
8,700	Manpower	670,161
11,700	MSC Industrial Direct Class A	906,750
16,000	Parker Hannifin	1,856,320
25,000	Raytheon	3,158,750
28,700	Robert Half International	1,099,497

The accompanying notes are an integral part of the financial statements.

Shares		Value $
8,000	Rockwell Collins	705,520
8,200	Roper Technologies	1,443,938
14,500	RPX (1)	160,660
5,800	Snap-on	923,824
5,500	Standex International	421,795
53,300	Union Pacific	4,649,359
18,664	United Parcel Service Class B	1,961,026
43,395	United Technologies	4,529,136
26,200	Waste Management	1,540,298
26,100	Xylem	1,090,458
		85,342,258
	Information Technology — 19.8%
10,900	Adobe Systems (1)	1,026,998
11,849	Alphabet Class A (1)	8,387,670
12,094	Alphabet Class C (1)	8,381,263
18,900	Amdocs	1,068,606
19,300	Amphenol Class A	1,077,519
249,073	Apple	23,348,103
5,500	Arrow Electronics (1)	341,550
31,100	Automatic Data Processing	2,750,484
36,700	CA	1,088,522
4,700	Cabot Microelectronics	196,883
1,900	CACI International Class A (1)	182,685
263,985	Cisco Systems	7,256,948
13,300	Citrix Systems (1)	1,088,472
46,600	Cognizant Technology Solutions Class A (1)	2,720,042
40,600	Corning	758,002
5,800	CSG Systems International	257,404
8,200	Dolby Laboratories Class A	390,402
4,600	DST Systems	555,128
102,400	eBay (1)	2,501,632
6,700	F5 Networks (1)	701,825
79,000	Facebook Class A (1)	9,288,820
10,200	Harris	816,102
103,233	HP	1,266,669
262,574	Intel	7,950,740
56,194	International Business Machines	8,200,952
16,600	Intuit	1,674,774
10,800	j2 Global	686,016
30,200	Juniper Networks	706,680
35,400	Linear Technology	1,574,592
32,700	MasterCard Class A	3,171,573
17,100	Maxim Integrated Products	610,812
21,200	Microchip Technology	1,030,108
370,350	Microsoft	18,469,354
3,100	MTS Systems	174,282
45,400	NetApp	1,073,256
4,900	NETGEAR (1)	207,760
187,481	Oracle	7,472,993
60,700	PayPal Holdings (1)	2,378,226
6,600	Plantronics	253,770
106,777	QUALCOMM	5,394,374
14,700	Red Hat (1)	1,078,539
52,300	Symantec	870,534
17,900	Syntel (1)	761,287
14,300	Teradata (1)	361,790
57,022	Texas Instruments	3,252,535
23,100	Total System Services	1,181,334
70,800	Visa Class A	5,468,592
19,300	Western Digital	788,695
80,000	Western Union	1,600,000
19,800	Xilinx	852,984
		152,698,281
	Materials — 2.2%
20,700	Bemis	1,038,726
1,900	Chase	106,951
81,600	Dow Chemical	4,292,976
18,100	Eastman Chemical	1,382,478
13,900	FutureFuel	156,236
24,700	International Paper	1,068,769
32,040	Monsanto	3,001,507
44,300	Mosaic	1,239,957
27,300	Newmont Mining	954,681
6,000	Packaging Corp. of America	389,280
9,700	Reliance Steel & Aluminum	717,509
10,600	Schweitzer-Mauduit International	364,534
29,600	Sonoco Products	1,387,944
1,500	Terra Nitrogen LP	182,895
11,900	Westlake Chemical	597,261
		16,881,704
	Telecommunication Services — 2.0%
215,227	AT&T	8,355,112
132,830	Verizon Communications	6,766,360
		15,121,472
	Utilities — 1.4%
2,900	Ameren	139,200
7,800	Consolidated Edison	581,880
8,400	Edison International	593,964
78,971	Emerson Electric	4,314,186
2,300	Entergy	172,914
27,500	Exelon	964,975
15,800	NextEra Energy	1,857,764
12,900	PG&E	750,780
12,200	Public Service Enterprise Group	562,786
6,500	Sempra Energy	671,775
		10,610,224
	Total United States	712,015,856
	TOTAL COMMON STOCK (Cost $552,344,213)	740,630,273

The accompanying notes are an integral part of the financial statements.

Principal Amounts($)		Value $
	U.S. TREASURY OBLIGATION (2) — 1.9%
	United States Treasury Bill
15,000,000	0.250%, 05/12/2016
	(Cost $14,998,854)	14,999,400
	TOTAL INVESTMENTS — 97.8% (Cost $567,343,067)	755,629,673
	OTHER ASSETS LESS LIABILITIES — 2.2%	16,924,951
	NET ASSETS — 100%	$772,554,624

(1)         Denotes non-income producing security.

(2)         Rate disclosed is the effective yield at time of purchase.

The open futures contracts held by the Fund at April 30, 2016, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
S&P 500 Index E-MINI	261	Jun-2016	$1,036,875

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2016, is as follows:

						Unrealized
	Settlement					Appreciation
Counterparty	Date	Currency to Deliver		Currency to Receive		(Depreciation)
Canadian Imperial Bank of Commerce	06/01/16	CAD	9,805,835	USD	7,743,782	$(71,563)
HSBC	06/01/16	CAD	5,073,400	USD	4,000,438	(43,110)
						$(114,673)

CAD — Canadian Dollar

LLC — Limited Liability Corporation

LP — Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$740,630,273	$—	$—	$740,630,273
U.S. Treasury Obligation	—	14,999,400	—	14,999,400
Total Investments in Securities	$740,630,273	$14,999,400	$—	$755,629,673

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures — Unrealized Appreciation	$1,036,875	$—	$—	$1,036,875
Forwards — Unrealized Depreciation	—	(114,673)	—	(114,673)
Total Other Financial Instruments	$1,036,875	$(114,673)	$—	$922,202

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)    All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

April 30, 2016 (unaudited)

Shares		Value $
	COMMON STOCK — 91.6%
	Consumer Discretionary — 12.7%
20,100	AMC Entertainment Holdings Class A	566,418
23,400	Brunswick	1,123,902
10,247	Cavco Industries (1)	898,559
25,800	Cheesecake Factory	1,316,058
2,700	Domino’s Pizza	326,376
16,400	Fortune Brands Home & Security	908,724
2,600	Graham Holdings Class B	1,239,004
12,700	Helen of Troy (1)	1,264,031
39,466	Hemisphere Media Group Class A (1)	472,013
75,200	Interval Leisure Group	1,061,824
8,800	Jack in the Box	594,440
5,900	John Wiley & Sons Class A	292,581
21,800	Matthews International Class A	1,147,552
11,100	Red Rock Resorts Class A (1)	206,904
16,300	Ryder System	1,123,396
9,800	Shutterstock (1)	401,996
17,479	Standard Motor Products	620,679
48,400	Steven Madden (1)	1,694,484
		15,258,941
	Consumer Staples — 0.6%
42,450	Dean Foods	731,414

	Financial Services — 22.6%
24,400	Amerisafe	1,314,672
31,200	Brown & Brown	1,095,432
28,525	Chemical Financial	1,097,072
43,952	CoreLogic (1)	1,559,417
35,500	Douglas Emmett REIT	1,151,975
19,759	Equity LifeStyle Properties REIT	1,353,294
5,033	First Citizens BancShares Class A	1,283,415
67,600	First Midwest Bancorp	1,249,248
82,770	Golub Capital BDC	1,452,614
61,200	Gramercy Property Trust REIT	518,364
38,407	Heritage Financial	708,609
27,900	HFF Class A	888,057
62,900	Kearny Financial	793,798
79,505	Kennedy-Wilson Holdings	1,718,103
13,000	Lakeland Financial	614,770
8,869	Mid-America Apartment Communities REIT	848,852
23,100	PrivateBancorp	961,191
28,266	ProAssurance	1,349,136
34,500	Radian Group	441,255
14,300	Reinsurance Group of America Class A	1,361,646
15,700	Simmons First National Class A	733,190
17,229	Stifel Financial (1)	567,006
71,940	Terreno Realty REIT	1,638,074
11,900	Westamerica Bancorporation	579,768
33,600	Western Alliance Bancorp (1)	1,229,088
12,736	Wintrust Financial	662,527
		27,170,573
	Healthcare — 15.9%
12,400	Akorn (1)	315,580
61,495	Catalent (1)	1,815,947
20,400	Centene (1)	1,263,984
31,400	Cepheid (1)	896,156
7,800	Cooper	1,194,024
27,031	Dentsply Sirona	1,611,071
21,476	Flexion Therapeutics (1)	223,350
15,100	HealthSouth	626,046
21,572	INC Research Holdings Class A (1)	1,038,260
19,800	Intersect ENT (1)	396,990
35,788	K2M Group Holdings (1)	581,913
21,600	KemPharm (1)	357,696
13,900	LifePoint Health (1)	939,084
14,800	Masimo (1)	641,580
22,500	Otonomy (1)	320,850
20,000	Parexel International (1)	1,222,000
30,400	Repligen (1)	809,856
21,700	Surgical Care Affiliates (1)	1,049,195
28,000	Trinity Biotech ADR	322,000
80,251	VWR (1)	2,137,887
18,800	West Pharmaceutical Services	1,338,560
		19,102,029
	Materials & Processing — 9.5%
13,000	Balchem	797,680
11,300	Beacon Roofing Supply (1)	482,849
22,400	Compass Minerals International	1,679,104
27,000	Hexcel	1,222,290
36,800	Louisiana-Pacific (1)	625,600
10,400	Minerals Technologies	622,960
23,300	Packaging Corp. of America	1,511,704
57,600	Pretium Resources (1)	474,048
37,162	Simpson Manufacturing	1,397,291
51,100	Steel Dynamics	1,288,231
9,400	Valmont Industries	1,319,572
		11,421,329
	Other Energy — 2.6%
12,400	PDC Energy (1)	778,596
69,400	RPC	1,049,328
189,600	Synergy Resources (1)	1,368,912
		3,196,836
	Producer Durables — 13.7%
7,100	Allegiant Travel Class A	1,140,047
18,400	CLARCOR	1,081,368
44,100	Compass Diversified Holdings LP	709,128
66,675	Darling Ingredients (1)	966,121
10,900	Dycom Industries (1)	769,540

The accompanying notes are an integral part of the financial statements.

Shares		Value $
34,300	ESCO Technologies	1,319,864
13,700	FARO Technologies (1)	397,848
33,400	Generac Holdings (1)	1,273,208
4,900	Genesee & Wyoming Class A (1)	319,039
15,616	IDEX	1,278,951
41,700	Knoll	973,695
57,507	Kornit Digital (1)	582,546
12,800	MSC Industrial Direct Class A	992,000
18,300	MTS Systems	1,028,826
17,600	On Assignment (1)	634,656
18,400	OSI Systems (1)	936,376
6,500	Proto Labs (1)	388,895
24,808	Waste Connections	1,669,082
		16,461,190
	Technology — 11.2%
63,700	Cadence Design Systems (1)	1,477,203
75,600	Ciena (1)	1,272,348
22,300	DigitalGlobe (1)	494,168
112,000	Entegris (1)	1,488,480
8,300	EPAM Systems (1)	605,319
19,264	Fabrinet (1)	615,870
48,900	Fortinet (1)	1,589,739
16,300	Inovalon Holdings Class A (1)	278,730
46,600	Integrated Device Technology (1)	898,448
16,800	Leidos Holdings	833,448
26,520	M/A-COM Technology Solutions Holdings (1)	1,084,403
48,830	Match Group (1)	556,662
85,200	ON Semiconductor (1)	806,844
25,960	PTC (1)	946,502
15,370	Verint Systems (1)	520,121
		13,468,285
	Utilities — 2.8%
17,900	IDACORP	1,301,867
13,400	Portland General Electric	532,248
10,030	SJW	345,132
24,200	Vectren	1,182,170
		3,361,417
	TOTAL COMMON STOCK (Cost $86,572,604)	110,172,014

	INVESTMENT COMPANIES — 4.2%
16,300	iShares Russell 2000 ETF	1,831,468
70,300	SPDR Barclays 1-3 Month T-Bill ETF	3,213,413
	TOTAL INVESTMENT COMPANIES (Cost $4,947,880)	5,044,881
	TOTAL INVESTMENTS — 95.8% (Cost $91,520,484)	115,216,895
	OTHER ASSETS LESS LIABILITIES — 4.2%	5,085,967
	NET ASSETS — 100%	$120,302,862

(1)         Denotes non-income producing security.

ADR — American Depositary Receipt

BDC — Business Development Company

ETF — Exchange Traded Fund

LP — Limited Partnership

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at April 30, 2016, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
Russell 2000 Index E-MINI	4	Jun-2016	$10,596

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$110,172,014	$—	$—	$110,172,014
Investment Companies	5,044,881	—	—	5,044,881
Total Investments in Securities	$115,216,895	$—	$—	$115,216,895

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures — Unrealized Appreciation	$10,596	$—	$—	$10,596
Total Other Financial Instruments	$10,596	$—	$—	$10,596

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)    All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

April 30, 2016 (unaudited)

Shares		Value $
	COMMON STOCK — 86.9%
	Auto & Transportation — 1.6%
16,000	BorgWarner	574,720
10,000	Ryder System	689,200
		1,263,920
	Consumer Discretionary — 15.5%
9,300	Advance Auto Parts	1,451,730
56,775	Aramark	1,902,530
15,000	Brunswick	720,450
900	Cable One	413,064
1,200	Domino’s Pizza	145,056
13,400	Fortune Brands Home & Security	742,494
2,000	Graham Holdings Class B	953,080
10,248	Jack in the Box	692,253
21,300	KAR Auction Services	800,880
9,900	Lamar Advertising Class A REIT	614,196
22,300	Mattel	693,307
12,300	Nordstrom	628,899
15,400	PVH	1,472,240
26,600	TEGNA	621,376
2,100	VeriSign (1)	181,440
		12,032,995
	Consumer Staples — 2.4%
13,192	Performance Food Group (1)	341,409
9,800	Spectrum Brands Holdings	1,113,280
9,176	WhiteWave Foods Class A (1)	368,967
		1,823,656
	Financial Services — 18.2%
2,089	Affiliated Managers Group (1)	355,798
3,743	Alexandria REIT	347,912
21,971	Ares Capital	333,740
13,214	Arthur J Gallagher	608,373
8,700	Brown & Brown	305,457
11,410	Chemical Financial	438,829
9,794	Commerce Bancshares	458,555
22,900	CoreLogic (1)	812,492
16,100	Douglas Emmett REIT	522,445
7,300	East West Bancorp	273,677
9,053	Equity LifeStyle Properties REIT	620,040
12,400	FCB Financial Holdings Class A (1)	433,380
4,600	First Republic Bank	323,472
22,500	Genpact (1)	627,525
34,600	Gramercy Property Trust REIT	293,062
2,400	Mid-America Apartment Communities REIT	229,704
17,400	PrivateBancorp	724,014
6,900	ProAssurance	329,337
27,900	Radian Group	356,841
13,300	Raymond James Financial	693,861
5,000	Reinsurance Group of America Class A	476,100
4,135	SVB Financial Group (1)	431,198
12,350	Torchmark	714,941
16,254	Vantiv Class A (1)	886,493
8,900	Webster Financial	326,096
7,600	Westamerica Bancorporation	370,272
26,100	Western Alliance Bancorp (1)	954,738
3,600	Wintrust Financial	187,272
22,800	Zions Bancorporation	627,456
		14,063,080
	Healthcare — 12.9%
11,300	Akorn (1)	287,585
31,732	Catalent (1)	937,046
11,400	Centene (1)	706,344
16,741	Cepheid (1)	477,788
4,500	Cooper	688,860
14,755	Dentsply Sirona	879,398
24,984	Envision Healthcare Holdings (1)	565,388
3,369	Henry Schein (1)	568,350
4,500	LifePoint Health (1)	304,020
8,300	Masimo (1)	359,805
5,700	Medivation (1)	329,460
10,500	Parexel International (1)	641,550
17,300	PerkinElmer	872,266
3,618	Quintiles Transnational Holdings (1)	249,895
3,817	Universal Health Services Class B	510,257
47,487	VWR (1)	1,265,054
5,455	West Pharmaceutical Services	388,396
		10,031,462
	Materials & Processing — 7.1%
2,853	Airgas	406,381
16,500	Hexcel	746,955
39,548	Interface Class A	673,107
2,200	Lennox International	296,890
3,400	Minerals Technologies	203,660
14,672	Owens Corning	675,939
10,600	Packaging Corp. of America	687,728
6,600	Reliance Steel & Aluminum	488,202
10,800	Sealed Air	511,488
5,700	Valmont Industries	800,166
		5,490,516
	Other Energy — 3.4%
18,800	Gulfport Energy (1)	588,440
9,500	Helmerich & Payne	628,140
15,300	Matador Resources (1)	329,715
10,100	PDC Energy (1)	634,179
27,700	RPC	418,824
		2,599,298

Shares		Value $
	Producer Durables — 11.6%
9,200	AGCO	491,924
34,200	Allison Transmission Holdings Class A	985,302
10,400	Carlisle	1,059,760
8,800	CLARCOR	517,176
3,900	Dover	256,230
6,400	Dycom Industries (1)	451,840
4,600	Graco	360,594
6,691	IDEX	547,993
5,500	Kirby (1)	351,010
8,300	MSC Industrial Direct Class A	643,250
36,550	Rollins	982,098
4,600	Snap-on	732,688
14,200	Spirit Airlines (1)	623,806
3,668	Verisk Analytics Class A (1)	284,563
10,395	Waste Connections	699,376
		8,987,610
	Technology — 11.0%
9,457	Arrow Electronics (1)	587,280
21,100	Cadence Design Systems (1)	489,309
37,800	Ciena (1)	636,174
11,100	DigitalGlobe (1)	245,976
6,000	Gartner (1)	523,020
24,600	Integrated Device Technology (1)	474,288
8,900	Leidos Holdings	441,529
11,100	Linear Technology	493,728
36,466	Match Group (1)	415,712
11,100	Microchip Technology	539,349
60,700	ON Semiconductor (1)	574,829
19,400	PTC (1)	707,324
30,700	Sabre	888,765
5,100	SBA Communications Class A (1)	525,504
15,294	Synopsys (1)	726,771
40,200	Viavi Solutions (1)	261,702
		8,531,260
	Utilities — 3.2%
9,200	Alliant Energy	648,784
34,400	Frontier Communications	191,264
12,200	Portland General Electric	484,584
11,200	Vectren	547,120
12,200	Westar Energy Class A	629,642
		2,501,394
	TOTAL COMMON STOCK (Cost $55,386,489)	67,325,191

	INVESTMENT COMPANIES — 5.6%
5,700	iShares Russell 2000 ETF	640,452
8,600	iShares Russell Mid-Capital ETF	1,415,388
49,600	SPDR Barclays 1-3 Month T-Bill ETF	2,267,216
	TOTAL INVESTMENT COMPANIES (Cost $4,288,244)	4,323,056
	TOTAL INVESTMENTS — 92.5% (Cost $59,674,733)	71,648,247
	OTHER ASSETS LESS LIABILITIES — 7.5%	5,805,987
	NET ASSETS — 100%	$77,454,234

(1)         Denotes non-income producing security.

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$67,325,191	$—	$—	$67,325,191
Investment Companies	4,323,056	—	—	4,323,056
Total Investments in Securities	$71,648,247	$—	$—	$71,648,247

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)    All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

April 30, 2016 (unaudited)

Shares		Value $
	COMMON STOCK — 94.3%
	Argentina — 0.4%
160,229	Grupo Financiero Galicia ADR	4,561,720

	Brazil — 4.5%
971,800	BB Seguridade Participacoes	8,454,243
763,500	BM&FBovespa	3,800,573
851,700	BR Malls Participacoes	4,219,806
2,182,956	Cia de Concessoes Rodoviarias	10,174,539
738,528	Cielo	7,161,419
274,018	Embraer ADR	6,329,816
485,200	Ultrapar Participacoes	10,237,977
1,196,900	Weg	5,289,781
		55,668,154
	Chile — 1.1%
247,020	Banco Santander Chile ADR	4,792,188
540,572	Enersis ADR	4,627,296
540,572	Enersis Chile ADR	3,443,444
115,093	SACI Falabella	890,728
		13,753,656
	China — 24.2%
340,359	Alibaba Group Holding ADR (1)	26,187,221
70,853,320	China Construction Bank Class H	45,579,815
3,062,000	China Mengniu Dairy	5,202,743
3,873,000	China Mobile	44,412,504
5,658,800	China Pacific Insurance Group Class H	19,988,800
45,279,600	China Petroleum & Chemical Class H	32,280,446
10,196,000	China Unicom Hong Kong	12,040,294
997,144	Chongqing Changan Automobile Class B	1,725,131
12,148,565	Industrial & Commercial Bank of China Class H	6,593,544
460,420	JD.com ADR (1)	11,768,335
306,397	New Oriental Education & Technology Group ADR	11,998,507
3,042,100	Tencent Holdings	62,317,381
96,280	Yum! Brands	7,660,037
1,772,500	Zhuzhou CRRC Times Electric Class H	10,134,251
		297,889,009
	Egypt — 0.5%
970,991	Commercial International Bank	4,940,273
311,491	Commercial International Bank GDR	1,161,861
		6,102,134
	Greece (2) — 0.6%
713,707	Hellenic Telecommunications Organization	6,948,227

	Hong Kong — 2.3%
4,674,800	AIA Group	28,144,382

	Hungary — 1.8%
58,028	MOL Hungarian Oil & Gas	3,546,315
682,850	OTP Bank	18,083,692
		21,630,007
	India — 6.2%
1,260,305	HDFC Bank	21,515,248
335,168	Lupin	8,121,495
134,467	Maruti Suzuki India	7,692,676
1,036,167	Sun Pharmaceutical Industries	12,673,636
413,187	Tata Consultancy Services	15,794,296
857,111	Tata Motors	5,276,666
109,032	UltraTech Cement	5,196,732
		76,270,749
	Indonesia — 0.6%
7,975,900	Astra International	4,067,177
5,176,700	Bank Mandiri	3,787,925
		7,855,102
	Kuwait (2) — 0.4%
2,488,500	National Bank of Kuwait SAKP	5,469,809

	Mexico — 0.8%
219,934	Gruma Class B	3,205,822
642,235	Grupo Aeroportuario del Pacifico Class B	6,064,121
		9,269,943
	Philippines — 0.7%
6,636,700	Ayala Land	4,904,541
197,760	SM Investments	3,981,561
		8,886,102
	Poland — 1.3%
210,562	Bank Pekao	8,564,364
112,129	Polski Koncern Naftowy Orlen	2,019,641
608,973	Powszechny Zaklad Ubezpieczen	5,507,473
		16,091,478
	Russia — 8.2%
262,633	Gazprom ADR	1,363,065
352,081	LUKOIL ADR	14,963,443
128,838	Luxoft Holding Class A (1)	7,448,125
367,342	Mail.Ru Group GDR (1)	7,438,675

Shares		Value $
729,796	MMC Norilsk Nickel ADR	10,779,087
446,775	Mobile Telesystems ADR	4,137,137
23,804	NovaTek GDR	2,285,184
2,570,354	Rosneft Oil GDR	14,034,133
3,660,205	Sberbank of Russia ADR	29,354,844
477,239	X5 Retail Group GDR (1)	9,449,332
		101,253,025
	South Africa — 2.5%
140,749	Naspers Class N	19,312,183
227,170	Sasol	7,411,022
484,260	Truworths International	3,616,493
		30,339,698
	South Korea — 19.5%
45,366	Amorepacific	16,224,895
29,723	CJ CGV	2,986,908
129,210	Coway	11,181,417
782,260	DGB Financial Group	6,295,703
533,582	Hana Financial Group	12,011,917
51,941	Hyundai Department Store	6,723,975
35,219	Hyundai Mobis	8,052,088
136,620	Hyundai Motor	17,206,398
66,382	Korea Electric Power	3,600,498
132,505	LG	7,919,599
69,751	LG Chem	18,181,540
48,856	LG Innotek	3,160,161
9,464	Medy-Tox	3,513,491
27,134	NAVER	16,122,273
18,517	POSCO	3,908,494
47,396	S-1 Class 1	3,872,712
55,410	Samsung Electronics	60,545,419
29,357	Samsung Fire & Marine Insurance	7,587,885
78,246	Samsung SDI	7,828,720
147,926	Shinhan Financial Group	5,426,810
488,746	SK Hynix	12,074,952
28,194	SK Innovation	3,835,413
10,473	Yuhan	2,683,971
		240,945,239
	Taiwan — 11.5%
12,090,000	Advanced Semiconductor Engineering	11,376,662
801,000	Catcher Technology	5,637,522
12,603,489	Cathay Financial Holding	14,165,395
3,082,000	Chipbond Technology	4,108,951
87,000	Formosa Chemicals & Fibre	222,268
3,621,000	Formosa Plastics	9,015,171
9,178,194	Hon Hai Precision Industry	21,940,246
4,347,000	Taiwan Mobile	14,353,874
13,005,139	Taiwan Semiconductor Manufacturing	60,483,392
		141,303,481
	Thailand — 2.2%
1,038,375	Kasikornbank	4,964,461
1,542,425	Kasikornbank NVDR	7,330,162
6,003,130	Minor International	6,401,849
1,547,200	PTT Global Chemical NVDR	2,768,394
3,247,600	Thai Oil NVDR	6,136,318
		27,601,184
	Turkey — 3.3%
4,546,747	Akbank	13,974,991
2,269,611	KOC Holding	11,867,194
331,513	Tupras Turkiye Petrol Rafinerileri	8,749,905
2,165,646	Turkiye Garanti Bankasi	6,671,862
		41,263,952
	United Arab Emirates (2) — 1.0%
6,946,322	Emaar Properties PJSC	12,712,246
	TOTAL COMMON STOCK (Cost $1,073,206,664)	1,153,959,297

	PREFERRED STOCK — 4.6%
	Brazil — 4.4%
1,167,356	Banco Bradesco ADR	8,720,152
2,837,428	Itau Unibanco Holding ADR	27,040,689
1,489,440	Lojas Americanas	6,929,138
950,965	Telefonica Brasil ADR	11,715,889
		54,405,868
	South Korea — 0.2%
33,671	Hyundai Motor	2,952,197

	TOTAL PREFERRED STOCK (Cost $57,309,140)	57,358,065

	INVESTMENT COMPANY (1)(3) — 1.1%
1,210,635	Schroder Emerging Markets Small Cap Fund, R6 Shares (Cost $12,149,919)	13,014,325
	TOTAL INVESTMENTS — 99.3% (Cost $1,142,665,723)	1,224,331,687
	OTHER ASSETS LESS LIABILITIES — 0.7%	8,647,477
	NET ASSETS — 100%	$1,232,979,164

The accompanying notes are an integral part of the financial statements.

(1)         Denotes non-income producing security.

(2)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(3)         Affiliated fund.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depository Receipt

PJSC — Private Joint Stock Company

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock
Argentina	$4,561,720	$—	$—	$4,561,720
Brazil	55,668,154	—	—	55,668,154
Chile	13,753,656	—	—	13,753,656
China	297,889,009	—	—	297,889,009
Egypt	6,102,134	—	—	6,102,134
Greece	—	6,948,227	—	6,948,227
Hong Kong	28,144,382	—	—	28,144,382
Hungary	21,630,007	—	—	21,630,007
India	76,270,749	—	—	76,270,749
Indonesia	7,855,102	—	—	7,855,102
Kuwait	—	5,469,809	—	5,469,809
Mexico	9,269,943	—	—	9,269,943
Philippines	8,886,102	—	—	8,886,102
Poland	16,091,478	—	—	16,091,478
Russia	101,253,025	—	—	101,253,025
South Africa	30,339,698	—	—	30,339,698
South Korea	240,945,239	—	—	240,945,239
Taiwan	141,303,481	—	—	141,303,481
Thailand	27,601,184	—	—	27,601,184
Turkey	41,263,952	—	—	41,263,952
United Arab Emirates	—	12,712,246	—	12,712,246
Total Common Stock	1,128,829,015	25,130,282	—	1,153,959,297

Preferred Stock
Brazil	54,405,868	—	—	54,405,868
South Korea	2,952,197	—	—	2,952,197
Total Preferred Stock	57,358,065	—	—	57,358,065

Investment Company	13,014,325	—	—	13,014,325
Total Investment Company	13,014,325	—	—	13,014,325

Total Investments in Securities	$1,199,201,405	$25,130,282	$—	$1,224,331,687

(1)            Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning and end of the reporting period.  As of April 30, 2016, the Fund had securities with a total value of $25,130,282 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Multi-Cap Equity Fund

Schedule of Investments

April 30, 2016 (unaudited)

Shares		Value $
	COMMON STOCK — 91.2%
	Brazil — 4.4%
38,100	Ambev	212,697
18,900	BTG Pactual Group	107,050
1,700	Cia de Saneamento de Minas Gerais-COPASA	10,603
12,261	Cia Energetica de Minas Gerais ADR	24,031
5,100	Cia Hering	21,264
2,600	Cia Paranaense de Energia ADR	21,502
5,600	Eternit	2,687
7,426	Ez Tec Empreendimentos e Participacoes	35,843
3,600	Gerdau ADR	8,028
2,700	Grendene	13,299
5,000	Mahle-Metal Leve	33,074
3,700	Multiplus	40,440
10,900	Natura Cosmeticos	80,817
4,200	Petroleo Brasileiro ADR (1)	32,382
13,300	QGEP Participacoes	15,778
11,100	Qualicorp	48,250
2,800	Smiles	32,598
3,500	TOTVS	28,606
12,923	Tractebel Energia	142,898
10,400	Transmissora Alianca de Energia Eletrica	60,781
11,200	Vale	64,577
		1,037,205
	Chile — 0.6%
5,188	Empresas CMPC	11,594
9,300	Enersis ADR	79,608
9,300	Enersis Chile ADR	59,241
		150,443
	China — 12.3%
4,900	51job ADR (1)	146,020
1,300	Alibaba Group Holding ADR (1)	100,022
45,500	Anhui Conch Cement Class H	120,541
1,589	Autohome ADR (1)	46,971
540,000	Bank of China Class H	220,681
23,000	Changshouhua Food	11,267
700	Changyou.com ADR (1)	14,091
92,000	China Child Care	7,116
248,000	China Construction Bank Class H	159,538
108,000	China Creative Home Group	9,050
90,000	China Life Insurance Class H	209,542
322,000	China Lumena New Materials (1)(2)	—
33,200	China Pacific Insurance Group Class H	117,274
120,000	China Petroleum & Chemical Class H	85,550
33,500	China Shenhua Energy Class H	56,662
91,000	China Shineway Pharmaceutical Group	104,293
90,000	Consun Pharmaceutical Group	44,206
118,000	Dongfeng Motor Group Class H	129,609
129,000	Great Wall Motor Class H	97,787
62,000	Haitian International Holdings	106,146
24,000	Hengan International Group	215,963
383,000	Industrial & Commercial Bank of China Class H	207,870
12,000	Jiangsu Expressway Class H	15,810
4,000	On-Bright Electronics	21,145
88,000	Pacific Online	26,774
89,000	Peak Sport Products	24,783
47,000	Ping An Insurance Group of China Class H	222,067
470,000	Sihuan Pharmaceutical Holdings Group	108,458
39,500	Sinopec Engineering Group Class H	36,766
26,500	SOHO China	13,358
700	Sohu.com (1)	31,451
5,900	Tencent Holdings	120,861
55,000	Xingda International Holdings	11,557
36,000	Xinhua Winshare Publishing and Media Class H	33,647
		2,876,876
	Colombia — 0.4%
5,771	Cemex Latam Holdings (1)	26,458
6,800	Ecopetrol ADR	67,592
		94,050
	Czech Republic — 0.3%
233	Komercni Banka	47,933
34	Philip Morris CR	17,836
		65,769
	Egypt — 0.5%
4,304	Alexandria Mineral Oils (3)	13,346
1,944	Eastern Tobacco	39,382
3,380	Egyptian International Pharmaceutical Industrial (3)	25,374
71,256	Orascom Telecom Media And Technology Holding SAE (1)(3)	5,927
37,807	Telecom Egypt (3)	33,054
		117,083
	Greece (3) — 0.4%
1,656	Athens Water Supply & Sewage	8,729
2,178	JUMBO	28,528
8,333	OPAP	62,993
		100,250
	Hong Kong — 8.1%
123,000	Belle International Holdings	75,479
74,000	Bolina Holding	16,981
5,000	China Animal Healthcare (2)	—
202,000	China BlueChemical	46,874

The accompanying notes are an integral part of the financial statements.

Shares		Value $
91,000	China Lesso Group Holdings	50,211
33,000	China Lilang	21,144
139,000	China Medical System Holdings	180,987
18,000	China Merchants China Direct Investments	28,635
20,500	China Mobile	235,078
44,000	China Overseas Land & Investment	140,391
100,000	China Travel International Investment HK	29,264
46,000	CIMC Enric Holdings	24,195
37,000	CITIC	54,186
131,000	CNOOC	163,140
135,000	Geely Automobile Holdings	67,353
16,000	Goldlion Holdings	6,353
13,000	Goldpac Group	5,246
120,000	Guangdong Investment	170,171
12,000	Haier Electronics Group	20,266
135,000	Huabao International Holdings	53,256
186,000	Kunlun Energy	162,096
21,500	Longfor Properties	30,267
100,000	Real Nutriceutical Group	11,474
102,000	Shenguan Holdings Group	10,520
34,000	Shougang Fushan Resources Group	5,128
310,000	Sino Biopharmaceutical	220,603
298,000	Universal Health International Group Holding	26,892
18,000	Wasion Group Holdings	10,025
46,000	XTEP International Holdings	27,220
		1,893,435
	Hungary — 1.6%
638	MOL Hungarian Oil & Gas	38,991
8,543	OTP Bank	226,241
5,334	Richter Gedeon Nyrt	105,998
		371,230
	India — 1.3%
12,200	Infosys ADR	229,360
2,302	State Bank of India GDR	64,916
		294,276
	Indonesia — 5.1%
185,200	Astra International	94,440
114,800	Bank Central Asia	113,599
80,700	Bank Mandiri	59,050
132,200	Bank Negara Indonesia Persero	45,961
636,900	Bank Pembangunan Daerah Jawa Timur	22,215
256,200	Bank Rakyat Indonesia Persero	201,067
74,200	Indocement Tunggal Prakarsa	110,979
24,900	Indofood CBP Sukses Makmur	28,840
125,000	Perusahaan Gas Negara	24,833
104,300	Perusahaan Perkebunan London Sumatra Indonesia	12,140
162,900	Semen Indonesia Persero	122,286
839,600	Telekomunikasi Indonesia Persero	226,007
75,100	United Tractors	85,419
333,500	Vale Indonesia (1)	47,036
		1,193,872
	Kazakhstan — 0.1%
2,436	KazMunaiGas Exploration Production JSC GDR	16,370

	Malaysia — 2.3%
36,200	AFFIN Holdings	21,498
69,200	AMMB Holdings	80,245
18,985	Berjaya Sports Toto	14,774
8,100	British American Tobacco Malaysia	95,131
12,500	Carlsberg Brewery Malaysia	43,197
18,800	Heineken Malaysia	72,380
4,000	Hong Leong Financial Group	15,298
28,000	JCY International	4,731
19,100	Kossan Rubber Industries	29,336
4,700	Lingkaran Trans Kota Holdings	6,376
2,900	Malaysian Pacific Industries	5,493
4,900	Maxis	7,024
10,200	Padini Holdings	5,718
74,400	Petronas Chemicals Group	127,793
2,900	Ta Ann Holdings	3,556
		532,550
	Mexico — 1.2%
6,100	Industrias Bachoco	25,564
4,221	Industrias Penoles	65,945
56,200	Kimberly-Clark de Mexico Class A	133,602
22,200	Wal-Mart de Mexico	54,866
		279,977
	Morocco — 1.0%
53	Ciments du Maroc	6,458
16,650	Maroc Telecom	229,764
		236,222
	Peru (1) — 0.4%
8,400	Cia de Minas Buenaventura ADR	85,260

	Philippines — 0.6%
55,900	Manila Water	33,084
357,200	Nickel Asia	40,529
2,100	Philippine Long Distance Telephone ADR	77,490
		151,103

The accompanying notes are an integral part of the financial statements.

Shares		Value $
	Poland — 1.5%
1,414	Asseco Poland	21,449
5,224	KGHM Polska Miedz	101,771
3,686	MCI Capital (1)	11,328
151,576	Polskie Gornictwo Naftowe i Gazownictwo	201,733
3,296	Powszechna Kasa Oszczednosci Bank Polski	21,122
		357,403
	Qatar — 0.5%
2,890	Industries Qatar (3)	83,109
539	Qatar Insurance SAQ	11,832
2,169	United Development QSC (3)	11,434
		106,375
	Russia — 4.0%
5,300	CTC Media (NASDAQ)	10,441
1,690	Gazprom Neft PAO ADR	19,942
21,505	Gazprom PAO ADR	111,611
3,780	LUKOIL ADR	160,650
7,389	MegaFon PJSC GDR	84,973
11,773	MMC Norilsk Nickel ADR	173,887
3,100	Mobile TeleSystems ADR	28,706
391	NovaTek GDR	37,536
1,968	Surgutneftegas OAO ADR	10,332
28,609	Surgutneftegas OAO ADR (London Shares)	151,342
5,029	Tatneft PAO ADR	157,634
		947,054
	South Africa — 12.2%
4,407	AECI	29,748
8,988	African Rainbow Minerals	70,779
1,332	Anglo American Platinum (1)	38,474
2,695	Astral Foods	24,502
17,790	AVI	110,325
5,190	Famous Brands	41,381
70,242	FirstRand	225,747
7,983	Kumba Iron Ore	64,867
6,517	Lewis Group	21,979
15,367	Liberty Holdings	151,023
72,860	Life Healthcare Group Holdings	191,372
71,111	MMI Holdings	118,241
6,263	Mr Price Group	79,559
22,778	MTN Group	238,513
7,200	Peregrine Holdings	15,098
47,623	Rand Merchant Investment Holdings	142,482
5,592	Reunert	28,103
49,925	RMB Holdings	203,730
25,389	SA Corporate Real Estate Fund REIT	8,971
48,245	Sanlam	233,849
1,635	Santam	26,973
7,142	Sasol	232,995
8,296	Sibanye Gold	31,237
4,539	Tiger Brands	112,285
30,257	Truworths International	225,962
17,738	Vodacom Group	206,223
		2,874,418
	South Korea — 9.8%
464	AtlasBX	20,402
81	CJ O Shopping	14,204
2,189	CKH Food & Health (1)	5,523
332	Daihan Pharmaceutical	7,984
646	Dongyang E&P	8,505
827	e-LITECOM	9,871
1,165	Grand Korea Leisure	29,498
125	GS Home Shopping	20,241
121	Halla Holdings	6,011
2,486	Hankook Tire	115,856
469	Hyundai Home Shopping Network	54,951
4,000	Hyundai Hy Communications & Network	12,989
676	Hyundai Mobis	154,553
535	INTOPS	9,814
308	Kangnam Jevisco	11,056
6,002	Kangwon Land	224,667
4,057	KB Financial Group	123,911
177	Korea Petrochemical Industries	36,584
1,743	KT&G	188,160
826	LG Chem	215,308
555	Lotte Chemical	142,476
206	Samsung Electronics	225,092
421	Samsung Electronics GDR	229,445
642	Sebang Global Battery	24,257
5,051	Shinhan Financial Group	185,301
208	Silicon Works	5,823
1,377	SK Hynix	34,020
881	SK Telecom	159,282
125	Spigen Korea	5,935
12	Taekwang Industrial	10,458
216	Youngone Holdings	12,190
		2,304,367
	Taiwan — 13.6%
4,000	Asustek Computer	35,159
4,000	Boardtek Electronics	5,754
26,000	Cathay Financial Holding	29,222
14,000	Chimei Materials Technology	7,618
162,000	China Life Insurance	122,305
67,000	Chunghwa Telecom	226,429
13,000	Cleanaway	70,536
7,000	Cyberlink	15,149

The accompanying notes are an integral part of the financial statements.

Shares		Value $
24,000	Delta Electronics	111,618
11,000	Draytek	10,419
5,000	DYNACOLOR	7,767
3,000	Elite Advanced Laser	14,417
7,000	Elite Material	12,501
83,000	Far EasTone Telecommunications	187,344
2,912	FLEXium Interconnect	6,717
12,054	Flytech Technology	40,550
2,000	Formosa Chemicals & Fibre	5,110
26,160	Foxconn Technology	54,018
42,000	Fubon Financial Holding	51,112
3,300	GeoVision	6,988
34,000	Greatek Electronics	38,793
3,000	Holiday Entertainment	4,827
60,000	Hon Hai Precision Industry	143,429
3,000	KD Holding	16,324
27,000	King’s Town Bank	18,835
20,000	Kinsus Interconnect Technology	38,756
2,000	Largan Precision	140,762
1,000	Lotes (1)	2,645
7,000	Lumax International	10,222
22,000	MediaTek	156,885
6,000	Microlife	15,552
4,000	MIN AIK Technology	6,226
3,000	Nan Ya Plastics	5,879
9,000	New Era Electronics	6,585
59,000	Novatek Microelectronics	206,709
14,000	Phison Electronics	116,981
2,000	Polytronics Technology	3,690
8,000	Portwell	11,707
2,000	Powertech Technology	4,055
26,000	President Chain Store	184,200
2,608	Raydium Semiconductor	3,729
13,000	Realtek Semiconductor	36,437
3,000	Senao Networks	15,952
5,000	Shin Zu Shing	14,278
25,000	Simplo Technology	84,488
4,784	Sinmag Equipment	15,871
8,000	Sirtec International	9,649
2,000	Sitronix Technology	5,854
6,000	St. Shine Optical	112,362
22,000	Taiwan Mobile	72,644
19,465	Taiwan Secom	54,799
49,000	Taiwan Semiconductor Manufacturing	227,886
9,200	Taiwan Semiconductor Manufacturing ADR	217,028
7,720	Test Research	10,915
12,000	Thinking Electronic Industrial	18,008
14,000	Transcend Information	39,370
15,000	Tripod Technology	27,486
12,000	TXC	15,292
8,000	Vanguard International Semiconductor	12,266
6,000	Yung Chi Paint & Varnish Manufacturing	13,375
15,000	Yungtay Engineering	21,765
5,000	Zhen Ding Technology Holding	10,526
		3,193,775
	Thailand — 5.8%
50,900	Advanced Info Service NVDR	227,323
21,600	Bangkok Bank	101,414
28,200	Central Pattana	42,587
11,500	Delta Electronics Thai	23,705
2,800	Delta Electronics Thai NVDR	5,771
58,000	Hana Microelectronics NVDR	55,210
40,600	Kasikornbank NVDR	192,946
91,600	LPN Development	36,713
44,600	Pruksa Real Estate	32,879
6,900	PTT	60,051
7,600	PTT NVDR	66,144
11,100	PTT Exploration & Production	23,913
90,300	PTT Exploration & Production NVDR	194,534
14,600	Ratchaburi Electricity Generating Holding	21,108
2,500	Siam City Cement	23,189
15,900	Siam Commercial Bank	60,769
277,900	Thai Beverage	153,947
9,000	Thai Vegetable Oil	6,635
28,100	Total Access Communication	27,151
		1,355,989
	Turkey — 2.6%
1,968	Akcansa Cimento	10,171
40,692	Enka Insaat ve Sanayi	70,680
79,112	Eregli Demir ve Celik Fabrikalari	132,042
11,109	Koza Altin Isletmeleri (1)	72,657
24,806	Koza Anadolu Metal Madencilik Isletmeleri (1)	12,412
6,327	Soda Sanayii	10,650
9,257	TAV Havalimanlari Holding	53,961
8,811	Turk Telekomunikasyon	21,287
38,568	Turkcell Iletisim Hizmetleri (1)	166,788
91,205	Turkiye Sinai Kalkinma Bankasi	57,044
		607,692
	United Arab Emirates (3) — 0.3%
12,605	Abu Dhabi Commercial Bank PJSC	22,562
17,731	Dubai Islamic Bank PJSC	27,984
7,328	First Gulf Bank PJSC	25,648
		76,194

The accompanying notes are an integral part of the financial statements.

Shares/ Principal Amount($)		Value $
	United Kingdom — 0.3%
7,313	Anglo American	81,425
	TOTAL COMMON STOCK (Cost $22,957,910)	21,400,663

	PREFERRED STOCK — 2.2%
	Brazil — 2.2%
26,700	Banco do Estado do Rio Grande do Sul	66,687
4,100	Eucatex Industria e Comercio	2,980
95,873	Itausa - Investimentos Itau	240,014
8,700	Metalurgica Gerdau Class A	7,311
12,200	Petroleo Brasileiro (1)	36,218
6,200	Petroleo Brasileiro Class A ADR (1)	36,580
15,000	Vale Class A	68,779
14,100	Vale Class A ADR	64,014
	TOTAL PREFERRED STOCK (Cost $627,872)	522,583

	WARRANTS (1) — 0.0%
	Malaysia — 0.0%
10,566	CB Industrial Product Holding
	Expires 11/06/19	1,217
4,950	OSK Holdings Expires 07/22/20	380
	TOTAL WARRANTS (Cost $676)	1,597

	U.S. TREASURY OBLIGATION (4) — 2.2%
	United States Treasury Bill
513,700	0.250%, 05/12/16
	(Cost $513,661)	513,680
	TOTAL INVESTMENTS — 95.6% (Cost $24,100,119)	22,438,523
	OTHER ASSETS LESS LIABILITIES — 4.4%	1,035,497
	NET ASSETS — 100%	$23,474,020

(1)         Denotes non-income producing security.

(2)         Security considered illiquid. On April 30, 2016 the value of the securities amounted to $0, representing 0.0% of the total net assets of the Fund.

(3)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(4)         Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at April 30, 2016, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
SGX S&P CNX Nifty Index	86	May-2016	$(1,544)

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2016, is as follows:

						Unrealized
	Settlement					Appreciation
Counterparty	Date	Currency to Deliver		Currency to Receive		(Depreciation)
HSBC	06/01/16	USD	1,155,063	INR	76,841,731	$(3,934)
Standard Chartered	06/01/16	TRY	666,422	USD	232,925	(3,146)
State Street Bank	06/01/16	ZAR	7,076,080	USD	482,581	(11,016)
						$(18,096)

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

INR — Indian Rupee

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

PJSC — Private Joint Stock Company

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3(2)	Total
Investments in Securities (1)
Common Stock
Brazil	$1,037,205	$—	$—	$1,037,205
Chile	150,443	—	—	150,443
China	2,876,876	—	—	2,876,876
Colombia	94,050	—	—	94,050
Czech Republic	65,769	—	—	65,769
Egypt	39,382	77,701	—	117,083
Greece	—	100,250	—	100,250
Hong Kong	1,893,435	—	—	1,893,435
Hungary	371,230	—	—	371,230
India	294,276	—	—	294,276
Indonesia	1,193,872	—	—	1,193,872
Kazakhstan	16,370	—	—	16,370
Malaysia	532,550	—	—	532,550
Mexico	279,977	—	—	279,977
Morocco	236,222	—	—	236,222
Peru	85,260	—	—	85,260
Philippines	151,103	—	—	151,103
Poland	357,403	—	—	357,403
Qatar	11,832	94,543	—	106,375
Russia	947,054	—	—	947,054
South Africa	2,874,418	—	—	2,874,418
South Korea	2,304,367	—	—	2,304,367
Taiwan	3,193,775	—	—	3,193,775
Thailand	1,355,989	—	—	1,355,989
Turkey	607,692	—	—	607,692
United Arab Emirates	—	76,194	—	76,194
United Kingdom	81,425	—	—	81,425
Total Common Stock	21,051,975	348,688	—	21,400,663

Preferred Stock
Brazil	522,583	—	—	522,583
Total Preferred Stock	522,583	—	—	522,583

Warrants
Malaysia	1,597	—	—	1,597
Total Warrants	1,597	—	—	1,597

U.S. Treasury Obligation	—	513,680	—	513,680

Total Investments in Securities	$21,576,155	$862,368	$—	$22,438,523

	Level 1	Level 2	Level 3 (2)	Total
Other Financial Instruments
Futures — Unrealized Depreciation	$(1,544)	$—	$—	$(1,544)
Forwards — Unrealized Depreciation	—	(18,096)	—	(18,096)
Total Other Financial Instruments	$(1,544)	$(18,096)	$—	$(19,640)

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning and end of the reporting period.  As of April 30, 2016, the Fund had securities with a total value of $348,688 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

(2)         A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Small Cap Fund

Schedule of Investments

April 30, 2016 (unaudited)

Shares		Value $
	COMMON STOCK — 97.0%
	Brazil — 2.4%
44,700	AES Tiete Energia	183,388
40,700	Odontoprev	125,322
		308,710
	Chile — 0.8%
61,131	Vina Concha y Toro	102,651

	China — 15.7%
72,600	Anhui Gujing Distillery Class B	241,473
201,000	Baoxin Auto Group	127,489
416,000	Best Pacific International Holdings	246,696
640,000	China Dongxiang Group	132,012
6,805	China Lodging Group ADR	245,388
138,000	China Shineway Pharmaceutical Group	158,159
148,000	Haitian International Holdings	253,380
9,931	Hollysys Automation Technologies (1)	190,377
226,000	Nexteer Automotive Group	238,327
728,000	Tenwow International Holdings	212,105
		2,045,406
	Colombia — 0.9%
13,493	Grupo Nutresa	123,151

	Georgia — 2.0%
4,787	BGEO Group	160,175
37,553	Georgia Healthcare Group (1) (2)	106,449
		266,624
	Greece (3) — 1.0%
11,695	Motor Oil Hellas Corinth Refineries	133,539

	Hong Kong — 1.9%
33,900	ASM Pacific Technology	244,737

	India — 10.9%
11,532	Apollo Hospitals Enterprise	228,128
69,235	Arvind	289,496
7,097	Container of India	144,749
511	Eicher Motors	154,348
52,557	Gateway Distriparks	220,711
7,468	Pfizer	195,741
15,841	Supreme Industries	191,152
		1,424,325
	Indonesia — 3.3%
110,100	Matahari Department Store	158,621
109,300	United Tractors	124,318
531,000	XL Axiata	141,729
		424,668
	Malaysia — 1.4%
87,500	Bursa Malaysia	188,372

	Mexico — 5.7%
34,387	Alsea	131,815
26,710	Grupo Aeroportuario del Pacifico Class B	252,201
33,493	Infraestructura Energetica Nova	130,646
144,341	Inmobiliaria Vesta	234,910
		749,572
	Pakistan — 1.4%
98,500	Habib Bank	177,581

	Philippines — 1.6%
1,118,100	D&L Industries	214,618

	Poland — 3.8%
2,748	CCC	122,391
6,522	UNIWHEELS (1)	247,761
12,455	Warsaw Stock Exchange	123,083
		493,235
	Russia — 4.4%
40,997	Globaltrans Investment GDR	156,404
20,847	Lenta GDR (1)	134,463
13,706	Polymetal International	141,989
34,912	TCS Group Holding GDR	137,902
		570,758
	Singapore — 1.6%
145,100	First Resources	205,536

	South Korea — 11.7%
21,519	Hanon Systems	194,528
2,150	KEPCO Plant Service & Engineering	142,465
1,501	Mando	248,322
744	Medy-Tox	276,209
16,440	Nexen Tire	209,937
3,455	S-1 Corp.	282,307
15,917	Sung Kwang Bend	169,731
		1,523,499
	Sri Lanka — 1.4%
174,830	John Keells Holdings	185,529

	Taiwan — 18.1%
246,000	Aerospace Industrial Development	335,597
159,000	Chipbond Technology	211,980
91,000	Chroma ATE	202,015

The accompanying notes are an integral part of the financial statements.

Shares		Value $
222,000	CTCI	289,434
31,000	Gourmet Master	249,899
48,000	Merida Industry	197,191
18,000	Nien Made Enterprises	141,754
14,000	PChome Online	148,668
48,000	Posiflex Technology	241,094
160,000	ScinoPharm Taiwan	210,585
50,000	Toung Loong Textile Manufacturing	133,166
		2,361,383
	Thailand — 3.1%
33,200	Bumrungrad Hospital	192,946
27,500	KCE Electronics	61,802
375,300	LPN Development	150,421
		405,169
	Turkey — 1.5%
7,181	Ford Otomotiv Sanayi	96,500
12,244	Tofas Turk Otomobil Fabrikasi	96,884
		193,384
	United Arab Emirates (3) — 2.4%
335,863	Aramex PJSC	309,783

	TOTAL COMMON STOCK (Cost $11,838,341)	12,652,230

	PREFERRED STOCK — 1.2%
	Brazil — 1.2%
14,400	Cia Energetica do Ceara Class A
	TOTAL PREFERRED STOCK (Cost $149,651)	156,969
	TOTAL INVESTMENTS — 98.2% (Cost $11,987,992)	12,809,199
	OTHER ASSETS LESS LIABILITIES — 1.8%	229,506
	NET ASSETS — 100%	$13,038,705

(1)         Denotes non-income producing security.

(2)         Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On April 30, 2016, the value of these securities amounted to $106,449, representing 0.8% of the net assets of the Fund.

(3)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PJSC — Private Joint Stock Company

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock
Brazil	$308,710	$—	$—	$308,710
Chile	102,651	—	—	102,651
China	2,045,406	—	—	2,045,406
Colombia	123,151	—	—	123,151
Georgia	266,624	—	—	266,624
Greece	—	133,539	—	133,539
Hong Kong	244,737	—	—	244,737
India	1,424,325	—	—	1,424,325
Indonesia	424,668	—	—	424,668
Malaysia	188,372	—	—	188,372
Mexico	749,572	—	—	749,572
Pakistan	177,581	—	—	177,581
Philippines	214,618	—	—	214,618
Poland	493,235	—	—	493,235
Russia	570,758	—	—	570,758
Singapore	205,536	—	—	205,536
South Korea	1,523,499	—	—	1,523,499
Sri Lanka	185,529	—	—	185,529
Taiwan	2,361,383	—	—	2,361,383
Thailand	405,169	—	—	405,169
Turkey	193,384	—	—	193,384
United Arab Emirates	—	309,783	—	309,783
Total Common Stock	12,208,908	443,322	—	12,652,230

Preferred Stock
Brazil	156,969	—	—	156,969
Total Preferred Stock	156,969	—	—	156,969

Total Investments in Securities	$12,365,877	$443,322	$—	$12,809,199

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning and end of the reporting period.  As of April 30, 2016, the Fund had securities with a total value of $443,322 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder International Alpha Fund

Schedule of Investments

April 30, 2016 (unaudited)

Shares		Value $
	COMMON STOCK — 98.4%
	Australia — 2.0%
333,700	Brambles	3,166,544

	Belgium — 2.6%
35,239	KBC Groep	1,978,391
28,963	UCB	2,167,283
		4,145,674
	Canada — 1.7%
61,085	Toronto-Dominion Bank	2,719,054

	China — 3.6%
31,756	Alibaba Group Holding ADR (1)	2,443,307
1,224,000	Brilliance China Automotive Holdings	1,213,443
81,759	JD.com ADR (1)	2,089,760
		5,746,510
	France — 3.4%
22,469	Essilor International	2,908,579
36,290	Groupe Danone	2,541,863
		5,450,442
	Germany — 14.0%
36,901	BASF	3,048,604
24,017	Bayerische Motoren Werke	2,213,815
36,662	Brenntag	2,149,797
11,950	Continental	2,624,479
70,081	Deutsche Bank	1,321,662
33,924	Fresenius Medical Care & KGaA	2,942,499
72,638	GEA Group	3,367,738
60,559	SAP	4,737,543
		22,406,137
	Hong Kong — 5.6%
704,400	AIA Group	4,240,802
722,500	BOC Hong Kong Holdings	2,165,572
89,628	Jardine Strategic Holdings	2,594,731
		9,001,105
	Ireland — 1.7%
29,508	Kerry Group Class A	2,631,095

	Israel — 3.8%
41,742	Check Point Software Technologies (1)	3,459,160
49,181	Teva Pharmaceutical Industries ADR	2,677,905
		6,137,065
	Italy — 1.3%
765,558	Intesa Sanpaolo	2,121,388

	Japan (2) — 19.3%
30,100	ABC-Mart	1,953,257
87,800	Bridgestone	3,231,692
106,700	KDDI	3,073,572
4,600	Keyence	2,757,208
233,200	Kubota	3,396,991
169,300	ORIX	2,394,737
67,900	Otsuka Holdings	2,647,049
239,500	Sekisui Chemical	2,993,289
11,100	SMC	2,706,843
111,400	Sumitomo Mitsui Financial Group	3,352,217
54,700	Suntory Beverage & Food	2,389,412
		30,896,267
	Netherlands — 1.0%
21,844	Akzo Nobel	1,548,030

	Norway — 2.8%
152,621	DnB NOR	1,954,237
138,988	Statoil	2,456,329
		4,410,566
	Spain — 1.3%
312,152	Banco Bilbao Vizcaya Argentaria	2,138,512

	Sweden — 1.5%
111,827	Assa Abloy Class B	2,345,033

	Switzerland — 9.1%
16,709	Lonza Group	2,779,898
70,204	Nestle	5,232,551
15,874	Roche Holding	4,012,765
4,903	Swisscom	2,486,510
		14,511,724
	Taiwan — 2.7%
917,000	Taiwan Semiconductor Manufacturing	4,264,720

	United Kingdom — 21.0%
133,377	BHP Billiton	1,818,467
124,696	Burberry Group	2,166,361
162,271	Capita	2,373,402
26,837	Carnival	1,332,066
121,313	Diageo	3,272,166
152,230	GlaxoSmithKline	3,245,278
3,105,687	Lloyds Banking Group	3,043,563
139,442	Prudential	2,745,483
31,709	Reckitt Benckiser Group	3,082,916
141,959	Royal Dutch Shell Class A	3,738,672
961,351	Vodafone Group	3,079,065

The accompanying notes are an integral part of the financial statements.

Shares		Value $
441,500	Worldpay Group (1)(3)	1,721,772
80,625	WPP	1,880,178
		33,499,389
	TOTAL COMMON STOCK (Cost $153,665,796)	157,139,255

	PREFERRED STOCK — 0.1%
	Brazil — 0.1%
13,600	Telefonica Brasil
	(Cost $164,690)	167,822
	TOTAL INVESTMENTS — 98.5% (Cost $153,830,486)	157,307,077
	OTHER ASSETS LESS LIABILITIES — 1.5%	2,455,356
	NET ASSETS — 100%	$159,762,433

(1)         Denotes non-income producing security.

(2)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(3)         Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On April 30, 2016, the value of these securities amounted to $1,721,772, representing 1.1% of the net assets of the Fund.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock
Australia	$3,166,544	$—	$—	$3,166,544
Belgium	4,145,674	—	—	4,145,674
Canada	2,719,054	—	—	2,719,054
China	5,746,510	—	—	5,746,510
France	5,450,442	—	—	5,450,442
Germany	22,406,137	—	—	22,406,137
Hong Kong	9,001,105	—	—	9,001,105
Ireland	2,631,095	—	—	2,631,095
Israel	6,137,065	—	—	6,137,065
Italy	2,121,388	—	—	2,121,388
Japan	—	30,896,267	—	30,896,267
Netherlands	1,548,030	—	—	1,548,030
Norway	4,410,566	—	—	4,410,566
Spain	2,138,512	—	—	2,138,512
Sweden	2,345,033	—	—	2,345,033
Switzerland	14,511,724	—	—	14,511,724
Taiwan	4,264,720	—	—	4,264,720
United Kingdom	33,499,389	—	—	33,499,389
Total Common Stock	126,242,988	30,896,267	—	157,139,255

Preferred Stock
Brazil	167,822	—	—	167,822
Total Preferred Stock	167,822	—	—	167,822

Total Investments in Securities	$126,410,810	$30,896,267	$—	$157,307,077

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning and end of the reporting period.  As of April 30, 2016, the Fund had securities with a total value of $30,896,267 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

April 30, 2016 (unaudited)

Shares		Value $
	COMMON STOCK — 97.9%
	Australia — 4.0%
65,829	Acrux	30,783
102,539	Adelaide Brighton	403,083
37,791	Ausdrill	13,505
91,586	BHP Billiton	1,440,106
93,531	BWP Trust REIT	248,908
69,442	Cabcharge Australia	170,017
61,175	Collection House	53,957
13,299	Decmil Group	7,736
7,355	DWS	6,655
13,276	Fleetwood	17,059
29,018	Flight Centre Travel Group	867,332
94,812	Iluka Resources	463,542
21,739	Iress Market Technology	192,401
98,377	MACA	82,655
16,124	Macquarie Group	778,505
222,513	Medusa Mining (1)	126,045
19,575	Monadelphous Group	113,415
76,645	OZ Minerals	342,670
26,653	RCR Tomlinson	26,548
90,354	Resolute Mining (1)	66,983
34,999	Rio Tinto	1,371,826
109,155	Sandfire Resources NL	492,168
481,753	Telstra	1,963,378
271,473	Western Areas	516,038
34,423	Woodside Petroleum	741,760
46,299	WorleyParsons	246,073
		10,783,148
	Austria — 0.3%
997	Mayr Melnhof Karton	117,016
15,928	Oesterreichische Post	622,113
		739,129
	Belgium — 1.2%
42,341	AGFA-Gevaert (1)	168,187
11,614	Anheuser-Busch InBev	1,437,587
2,642	Barco	184,509
1,039	Gimv	57,701
5,267	Melexis	290,815
18,264	Proximus	614,328
2,774	Sioen Industries	57,175
2,702	Sofina	344,201
359	Van de Velde	25,174
		3,179,677
	Brazil — 1.2%
49,400	BTG Pactual Group	279,803
13,900	Cia de Saneamento de Minas Gerais-COPASA	86,692
167,217	Cia Energetica de Minas Gerais ADR	327,745
16,800	Cia Hering	70,048
13,600	Eternit	6,525
19,200	Ez Tec Empreendimentos e Participacoes	92,671
12,300	Grendene	60,584
15,900	Helbor Empreendimentos	7,073
11,700	Mahle-Metal Leve	77,393
16,600	Multiplus	181,433
87,900	Natura Cosmeticos	651,727
21,700	QGEP Participacoes	25,743
37,700	Qualicorp	163,877
35,500	Tractebel Energia	392,546
66,300	Transmissora Alianca de Energia Eletrica	387,477
53,300	Vale	307,317
11,000	Via Varejo	19,830
		3,138,484
	Cambodia — 0.0%
170,000	NagaCorp	121,634

	Canada — 3.0%
26,100	Alacer Gold (1)	70,726
73,500	Argonaut Gold (1)	172,224
5,800	Boardwalk REIT	248,235
5,300	Canadian REIT	187,086
4,500	Canfor Pulp Products	36,511
86,200	Centerra Gold	476,790
22,300	Corus Entertainment Class B	222,342
24,500	Dominion Diamond	281,378
66,200	Eldorado Gold	279,109
38,600	First Quantum Minerals	328,871
22,800	Genworth MI Canada	590,216
18,600	Goldcorp	374,757
67,200	IAMGOLD (1)	228,695
105,100	Lundin Mining (1)	412,962
22,100	Magna International Class A	928,246
42,200	Medical Facilities	572,106
1,300	Morguard REIT	15,811
109,800	Nevsun Resources	410,426
12,600	Noranda Income Fund	34,445
6,000	North West	133,371
38,400	Potash Corp. of Saskatchewan	679,429
28,800	Teck Resources Class B	352,569
139,500	Teranga Gold (1)	111,182
3,300	Torstar Class B	5,497
14,700	Transcontinental Class A	231,039
106,200	Turquoise Hill Resources (1)	317,407
5,300	Westshore Terminals Investment	77,470

The accompanying notes are an integral part of the financial statements.

Shares		Value $
10,410	Yellow Pages (1)	173,071
		7,951,971
	Chile — 0.2%
38,200	Enersis ADR	326,992
38,200	Enersis Chile ADR	243,334
		570,326
	China — 1.9%
72,000	361 Degrees International	25,897
8,698	51job ADR (1)	259,200
63,000	Anhui Conch Cement Class H	166,903
1,477,000	Bank of China Class H	603,603
30,000	Baoye Group Class H	19,802
60,000	Chaoda Modern Agriculture Holdings (1)	1,292
207,000	China Child Care	16,012
508,000	China Communications Services Class H	240,349
134,000	China Life Insurance Class H	311,985
510,000	China Lumena New Materials (1)(2)(3)	—
306,000	China Shineway Pharmaceutical Group	350,699
80,000	China Taifeng Beddings Holdings (2)(3)	—
268,000	Dongfeng Motor Group Class H	294,365
212,000	Haitian International Holdings	362,949
43,500	Hengan International Group	391,432
162,000	Hosa International	51,794
1,496,000	Industrial & Commercial Bank of China Class H	811,943
213,000	Pacific Online	64,804
100,000	Ping An Insurance Group of China Class H	472,483
68,000	Qingling Motors Class H	22,091
131,500	Sinopec Engineering Group Class H	122,398
122,000	Xingda International Holdings	25,637
85,000	Xinhua Winshare Publishing and Media Class H	79,445
384,700	Yangzijiang Shipbuilding Holdings	283,194
		4,978,277
	Colombia — 0.0%
2,900	Ecopetrol ADR	28,826

	Denmark — 0.2%
377	AP Moeller - Maersk Class B	530,144
1,520	NNIT (4)	41,393
9,556	Spar Nord Bank	77,922
		649,459
	Finland — 2.4%
58,836	Fortum	886,596
11,899	Kone Class B	542,821
21,792	Lassila & Tikanoja	379,037
13,854	Metso	332,977
58,894	Orion Class B	2,054,128
10,015	Ramirent	69,953
23,652	Sampo Class A	1,032,669
24,379	Tieto	640,098
27,389	UPM-Kymmene	523,117
		6,461,396
	France — 5.5%
4,294	Altamir	53,594
24,784	AXA	624,765
3,406	Axway Sortware	75,037
16,771	BNP Paribas	887,980
3,713	Boiron	297,611
3,056	Cegid Group	216,256
9,651	Christian Dior	1,694,661
5,734	Cie Generale des Etablissements Michelin	598,468
9,162	CNP Assurances	155,949
53,003	Etablissements Maurel et Prom	213,027
747	FFP	57,711
11,574	Imerys	854,280
17,039	Metropole Television	323,193
9,344	Neopost	228,753
10,204	Peugeot (1)	164,221
15,516	Plastic Omnium	513,813
18,795	Publicis Groupe	1,390,923
2,718	Renault	262,301
7,938	Saft Groupe	246,688
22,439	Sanofi	1,852,787
11,469	Schneider Electric	746,460
17,958	Societe Generale	704,280
1,102	Sword Group	29,628
2,360	Technip	138,116
39,059	Total	1,964,757
5,104	Vinci	381,286
		14,676,545
	Gabon — 0.0%
272	Total Gabon	43,915

	Germany — 3.0%
2,570	Amadeus Fire	192,988
24,060	BASF	1,987,735
1,505	Bijou Brigitte	97,212
31,671	Commerzbank	295,923
32,024	Deutsche Bank	603,943
15,118	Deutsche Lufthansa	234,737
2,829	GFK	110,138

The accompanying notes are an integral part of the financial statements.

Shares		Value $
10,449	Hamburger Hafen und Logistik	163,916
4,592	HUGO BOSS	292,823
11,614	K+S	289,645
630	Leifheit	40,398
5,621	Siemens	586,481
26,397	Software	1,008,643
27,614	STADA Arzneimittel	1,171,505
3,582	STO & KGaA	442,151
21,814	Takkt	455,853
		7,974,091
	Greece — 0.1%
14,539	JUMBO (2)	190,435
6,500	Metka	49,718
13,297	OPAP (2)	100,519
		340,672
	Guernsey — 0.1%
24,762	Tetragon Financial Group	238,210

	Hong Kong — 5.1%
606,000	Allied Properties HK	114,061
32,000	AMVIG Holdings	13,201
221,016	Asian Citrus Holdings (1)	15,340
154,000	Belle International Holdings	94,502
322,500	BOC Hong Kong Holdings	966,639
300,000	Bolina Holding	68,842
240,000	Champion REIT	128,711
922,000	Champion Technology Holdings	13,550
450,000	China BlueChemical	104,423
36,000	China Lilang	23,066
157,000	China Mobile	1,800,352
148,000	CIMC Enric Holdings	77,846
488,000	CNOOC	607,727
810,000	CSI Properties	24,644
120,000	Dah Sing Banking Group	214,106
48,000	Dah Sing Financial Holdings	328,894
79,000	Dan Form Holdings	15,379
13,000	Dickson Concepts International	3,653
285,000	Emperor Entertainment Hotel	88,547
9,500	Fairwood Holdings	33,680
460,000	Geely Automobile Holdings	229,499
424,000	Giordano International	191,860
23,000	Goldlion Holdings	9,132
1,016,000	Guangdong Investment	1,440,782
123,000	Hang Lung Properties	245,464
28,000	Hang Seng Bank	508,966
6,811	Hanison Construction Holdings	1,141
45,965	Henderson Land Development	287,396
28,000	HKR International	11,515
11,000	Hongkong & Shanghai Hotels	13,117
46,000	Hongkong Land Holdings	292,100
22,000	Hopewell Holdings	74,308
278,000	Huabao International Holdings	109,668
120,000	Hutchison Telecommunications Hong Kong Holdings	42,079
106,000	Hysan Development	469,401
73,000	Kerry Properties	199,042
17,000	Kowloon Development	16,371
588,000	Kunlun Energy	512,431
501,000	Lai Sun Development	7,492
160,000	Lifestyle International Holdings	265,261
60,000	Link REIT	364,708
102,000	L’Occitane International	196,718
149,602	New World Development	149,276
60,000	NWS Holdings	91,428
125,000	Peak Sport Products	34,808
63,000	Prosperity REIT	24,528
446,000	Real Nutriceutical Group	51,172
51,000	Regal REIT	13,084
402,000	Sa Sa International Holdings	123,343
370,000	Shenguan Holdings Group	38,160
200,000	Sino Land	315,074
91,000	Sitoy Group Holdings	33,083
108,500	SmarTone Telecommunications Holdings	179,600
20,000	Soundwill Holdings	26,196
28,000	Sun Hung Kai Properties	353,930
146,000	Sunlight REIT	76,982
32,500	Swire Pacific Class A	353,411
114,800	Swire Properties	298,954
41,000	TAI Cheung Holdings	31,397
23,000	Television Broadcasts	85,988
126,000	Texwinca Holdings	122,802
17,400	VTech Holdings	179,902
86,000	Wharf Holdings	466,759
66,000	Wheelock	306,308
56,000	Yuexiu Transport Infrastructure	37,613
		13,619,412
	Hungary — 0.3%
2,694	MOL Hungarian Oil & Gas	164,641
15,927	OTP Bank	421,789
6,481	Wizz Air Holdings (1)(4)	178,031
		764,461
	Indonesia — 0.6%
903,500	Bank Negara Indonesia Persero	314,115
1,206,600	Bank Pembangunan Daerah Jawa Timur	42,086
757,200	Bank Rakyat Indonesia	594,254
1,837,000	Panin Financial (1)	25,212
1,538,500	Perusahaan Perkebunan London Sumatra Indonesia	179,072

The accompanying notes are an integral part of the financial statements.

Shares		Value $
353,000	Telekomunikasi Indonesia Persero	95,022
226,700	United Tractors	257,848
1,244,500	Vale Indonesia (1)	175,521
		1,683,130
	Ireland — 0.5%
103,426	C&C Group	464,595
52,140	Experian	953,070
3,548	Irish Bank Resolution (1)(2)(3)	—
		1,417,665
	Israel — 1.9%
4,471	Babylon (1)	2,345
119,192	Bank Hapoalim (2)	613,996
247,874	Bezeq Israeli Telecommunication (2)	522,382
104,009	Israel Chemicals (2)	518,169
4,997	Ituran Location and Control (2)	106,352
7,262	Matrix IT (2)	49,514
10,300	Taro Pharmaceutical Industries (1)	1,439,322
35,400	Teva Pharmaceutical Industries ADR	1,927,530
		5,179,610
	Italy — 1.1%
17,566	ACEA	258,264
65,372	Ascopiave	178,753
17,734	Autostrada Torino-Milano	233,321
28,345	Azimut Holding	713,396
94,834	Banca Mediolanum	780,221
13,864	Banca Popolare dell’Etruria e del Lazio SC (1)(2)(3)	—
11,961	Cementir Holding	63,056
915	Engineering	69,150
12,008	Immobiliare Grande Distribuzione SIIQ REIT	10,904
39,765	Mediobanca	326,700
10,753	Societa Cattolica di Assicurazioni	74,677
62,474	Sogefi	114,029
		2,822,471
	Japan (2) — 17.3%
33,000	Achilles	42,159
11,400	ADEKA	159,872
7,400	Aica Kogyo	165,135
800	Aichi Bank	36,405
13,000	Aichi Steel	55,092
2,300	Alpine Electronics	28,309
10,500	Amano	171,772
3,800	Amiyaki Tei	149,669
2,600	Amuse	53,298
130,000	Aozora Bank	461,242
1,300	Arakawa Chemical Industries	11,037
2,200	Arc Land Sakamoto	22,843
3,300	Asahi Broadcasting	20,083
17,000	Asahi Holdings	228,475
73,000	Asahi Kasei	499,476
19,000	Atsugi	20,228
56,000	Awa Bank	284,789
6,000	Bandai Namco Holdings	127,736
3,000	Bando Chemical Industries	14,622
40,000	Bank of Kyoto	268,307
11,500	BML	490,148
11,100	Bridgestone	408,562
23,100	Brother Industries	261,870
12,000	Bunka Shutter	101,144
300	C Uyemura	12,773
12,700	Canon	355,127
1,000	Central Automotive Products	8,335
10,700	Central Japan Railway	1,874,381
6,100	Chiyoda Integre	121,964
2,100	Chori	30,239
11,000	Chugoku Marine Paints	77,927
2,200	Cleanup	14,207
6,200	Comture	143,894
3,300	CONEXIO	37,459
3,100	Corona Class A	30,346
3,900	CTS	28,940
33,100	Daicel	413,484
7,000	Daihatsu Diesel Manufacturing	37,946
21,200	Daihatsu Motor	282,915
13,000	Daiichi Jitsugyo	59,104
44,200	Daiichikosho	1,852,942
1,800	Dainichi	9,996
4,000	Daishinku	8,889
11,000	Daiwa Industries	94,291
18,100	Dexerials	146,497
11,500	DTS	227,606
6,000	Eidai	22,794
3,300	Enplas	93,309
84,900	F@N Communications	595,707
57,400	Fuji Heavy Industries	1,884,729
14,600	Fuji Kiko	57,997
2,400	Fuji Kosan	9,323
10,200	FUJIFILM Holdings	418,692
8,400	Fujikura Kasei	37,842
7,200	Fujimori Kogyo	166,910
1,600	Fujishoji	14,754
2,800	Fujitsu Frontech	25,567
19,000	Fujitsu General	328,490
1,100	FuKoKu	8,779
8,400	Fukushima Industries	186,148
1,700	Funai Electric	14,254
21,000	Fuso Chemical	322,487
14,400	Future Architect	97,135
1,200	Fuyo General Lease	50,392

The accompanying notes are an integral part of the financial statements.

Shares		Value $
2,400	Gendai Agency	10,703
17,100	Geo	282,404
17,800	Gree	99,757
3,800	G-Tekt	39,869
54,000	Hachijuni Bank	236,079
2,000	Hagihara Industries	47,199
5,600	Happinet	46,760
10,900	Hazama Ando	53,171
9,000	Heiwa	189,051
2,800	HI-LEX	72,221
15,300	Hino Motors	147,630
1,600	Hirano Tecseed	11,190
26,000	Hitachi Metals	264,008
20,400	Hoya	781,203
5,800	Imasen Electric Industrial	51,038
6,000	Inaba Denki Sangyo	188,393
6,800	Information Services International-Dentsu	124,683
124,100	Inpex	986,576
41,000	Isuzu Motors	438,712
14,000	Iwatsu Electric	9,170
36,400	Iyo Bank	239,189
8,100	Japan Airlines	291,554
14,500	Japan Digital Laboratory	196,145
3,900	Japan Foundation Engineering	15,244
14,900	Japan Petroleum Exploration	346,864
32,500	Japan Post Bank	396,795
1,900	JCU	59,679
32,100	JSR	440,032
26,400	Kaken Pharmaceutical	1,442,315
2,000	Kamei	18,019
6,200	Kanamoto	159,374
2,500	Kanematsu Electronics	43,347
4,300	Kato Sangyo	105,714
66,700	KDDI	1,921,342
8,000	Keihanshin Building	43,320
12,300	Keihin	178,717
22,800	Kimoto	35,658
2,000	Koatsu Gas Kogyo	11,890
2,300	Konaka	11,141
18,200	Konica Minolta Holdings	157,095
15,200	Konishi	190,774
19,000	Kyodo Printing	56,179
17,600	Kyowa Exeo	198,964
4,300	Lasertec	55,905
25,300	Lawson	1,958,303
7,800	Lintec	149,525
23,000	Maeda Road Construction	419,021
900	Maezawa Kyuso Industries	11,733
13,200	Mazda Motor	201,119
5,500	MEC	38,925
2,900	Meiko Network Japan	31,984
9,000	Meisei Industrial	40,877
1,900	Melco Holdings	37,695
9,900	Mirait Holdings	86,777
3,100	Mitani	89,327
1,300	Mitani Sekisan	20,131
51,000	Mitsubishi Electric	541,998
41,300	Mitsubishi Motors	166,206
83,400	Mitsubishi UFJ Financial Group	384,876
14,000	Mitsuboshi Belting	110,730
2,800	Mitsui High-Tec	17,166
21,000	Mitsui Sugar	94,718
4,100	Mixi	140,092
3,800	Mochida Pharmaceutical	282,599
23,100	MTI	161,824
700	Nafco	11,536
15,700	Namura Shipbuilding	116,398
2,600	Natoco	21,704
11,600	Neturen	79,582
25,500	Nexon	382,892
32,100	NHK Spring	282,541
4,000	Nichireki	28,728
8,360	Nichirin	88,336
1,300	Nihon Eslead	12,128
40,100	Nihon Nohyaku	209,745
40,700	Nihon Parkerizing	358,990
23,700	Nikon	345,485
51,000	Nippon Electric Glass	270,016
8,900	Nippon Gas	207,180
6,000	Nippon Hume	31,610
7,000	Nippon Pillar Packing	58,796
29,000	Nippon Road	134,427
23,900	Nippon Telegraph & Telephone	1,069,533
11,400	Nissan Shatai	111,284
21,200	Nissin Kogyo	293,204
600	Nissin Sugar	7,505
8,000	Nittetsu Mining	29,582
11,900	Nitto Kogyo	188,410
41,000	NOF	322,726
55,100	Nomura Holdings	234,107
79,800	NTT DoCoMo	1,913,922
1,000	NuFlare Technology	44,551
1,500	Onoken	15,940
30,700	ORIX	434,250
170,000	Osaka Gas	612,879
2,000	Pack	47,059
1,800	Plant	20,143
10,000	Rhythm Watch	13,289
2,800	Ricoh Leasing	80,896
11,000	Riken	35,513
3,800	Roland DG	75,450

The accompanying notes are an integral part of the financial statements.

Shares		Value $
9,000	Sakai Chemical Industry	24,766
8,000	San-Ai Oil	56,067
1,700	Sanei Architecture Planning	19,170
45,000	San-In Godo Bank	289,929
2,000	Sansha Electric Manufacturing	9,872
12,000	Sanyo Denki	58,928
30,400	Sekisui Chemical	379,941
11,000	Sekisui Jushi	152,690
17,000	Shikoku Chemicals	140,902
14,000	Shinagawa Refractories	25,090
19,000	Shin-Etsu Polymer	112,577
4,100	Shinko Plantech	31,193
98,000	Shinsei Bank	137,354
32,000	Shizuoka Bank	237,175
19,000	Shizuoka Gas	129,521
14,000	Showa	121,559
4,600	Sinko Industries	61,549
9,400	Sintokogio	79,479
3,600	SNT	20,320
39,700	Sony Financial Holdings	490,809
3,200	SRA Holdings	74,276
5,200	Sumitomo Densetsu	63,958
4,600	Sumitomo Forestry	53,108
32,000	Sumitomo Metal Mining	361,039
20,200	Sumitomo Mitsui Financial Group	607,853
3,000	Suncall	12,972
6,000	T RAD	9,802
28,500	T&D Holdings	272,815
1,200	T&K Toka	9,766
19,300	Tabuchi Electric	83,628
20,000	Tadano	190,850
21,000	Takara Standard	185,270
7,600	Tamron	122,855
8,000	Tayca	35,442
3,000	TBK	10,837
2,300	Techno Medica	48,216
1,500	TKC	40,753
19,300	Toagosei	174,057
2,600	Tocalo	46,770
10,000	Togami Electric Manufacturing	38,010
1,800	Tokai	51,662
3,430	Token	268,634
140,000	Tokyo Gas	617,915
10,400	Tokyo Seimitsu	215,674
4,900	Toppan Forms	53,894
8,900	Topre	175,220
15,000	Toyo Kohan	47,195
9,300	Toyo Machinery & Metal	32,781
15,100	Toyota Boshoku	280,916
3,000	Toyota Industries	130,164
2,700	TPR	68,043
17,800	TS Tech	406,536
6,000	TYK	9,317
6,700	Unipres	117,901
3,100	Utoc	8,924
22,100	Wakita	153,346
5,000	Watanabe Sato	12,542
700	YAMADA Consulting Group	21,385
2,000	Yamanashi Chuo Bank	7,407
22,900	Yamazen	178,991
1,000	Yellow Hat	20,465
3,000	Yodogawa Steel Works	67,731
3,600	Yuasa Trading	80,902
		46,206,593
	Kazakhstan — 0.0%
20,279	KCell JSC GDR	58,809

	Luxembourg — 0.5%
1,958	RTL Group	163,578
47,423	SES	1,293,744
		1,457,322
	Malaysia — 0.4%
48,400	AFFIN Holdings	28,744
158,200	AMMB Holdings	183,450
100,480	Berjaya Sports Toto	78,193
46,800	British American Tobacco Malaysia	549,644
8,900	Carlsberg Brewery Malaysia	30,756
35,200	Lingkaran Trans Kota Holdings	47,756
91,700	Padini Holdings	51,407
		969,950
	Malta — 0.0%
22,416	BGP Holdings (1)(2)(3)	1,478

	Mexico — 0.3%
97,000	Alpek Class A	162,544
43,400	Industrias Bachoco	181,877
800	Industrias Bachoco ADR	40,232
23,092	Industrias Penoles	360,769
50,800	Urbi Desarrollos Urbanos (1)(2)(3)	—
		745,422
	Netherlands — 1.5%
18,625	Aegon	106,889
20,950	Arcadis	358,754
26,804	Boskalis Westminster	1,117,345
21,992	Koninklijke Ahold	478,459
10,006	NN Group	346,702
46,332	PostNL (1)	202,662
2,906	SNS Reaal (1)(2)(3)	—

The accompanying notes are an integral part of the financial statements.

Shares		Value $
32,913	Unilever	1,445,870
		4,056,681
	New Zealand — 0.3%
66,740	Sky Network Television	248,385
179,905	Trade Me Group	572,523
		820,908
	Norway — 2.6%
78,836	Aker Solutions	302,543
28,838	Fred Olsen Energy	124,996
138,931	Kvaerner	137,864
101,852	Norsk Hydro	443,112
20,099	Salmar	499,239
110,940	Statoil	1,960,638
115,342	Telenor	1,985,432
23,048	TGS Nopec Geophysical	385,572
25,454	Yara International	1,019,191
		6,858,587
	Peru — 0.1%
21,100	Cia de Minas Buenaventura ADR (1)	214,165

	Philippines — 0.3%
3,090,000	Global Ferronickel Holdings (1)	61,289
356,500	Manila Water	210,992
1,207,200	Nickel Asia	136,973
7,100	Philippine Long Distance Telephone ADR	261,990
		671,244
	Poland — 0.6%
9,145	Kernel Holding	123,269
27,190	KGHM Polska Miedz	529,702
697,598	Polskie Gornictwo Naftowe i Gazownictwo	928,437
		1,581,408
	Portugal — 0.2%
67,326	Altri SGPS	262,421
93,658	Navigator	334,064
		596,485
	Russia — 1.5%
153,223	Gazprom PAO ADR	795,227
24,375	LUKOIL ADR	1,035,938
14,471	MegaFon PJSC GDR	166,416
45,409	MMC Norilsk Nickel ADR	670,691
33,600	Mobile TeleSystems ADR	311,136
110,930	Surgutneftegas OAO ADR	586,820
13,385	Tatneft PAO ADR	419,553
		3,985,781
	Singapore — 2.3%
14,100	Boustead Projects (1)	6,762
47,000	Boustead Singapore	27,260
226,600	Cache Logistics Trust REIT	145,748
165,000	CapitaLand Commercial Trust REIT	175,447
151,700	CapitaLand Mall Trust REIT	233,497
115,000	CapitaLand Retail China Trust REIT	126,129
25,700	China Merchants Holdings Pacific	16,339
16,000	Far East Orchard	19,690
40,000	First REIT	37,179
2,200	Haw Par	14,706
30,000	Ho Bee Land	49,299
70,400	Hong Fok	37,952
11,000	Jardine Cycle & Carriage	315,887
401,100	M1	736,675
310,100	Mapletree Greater China Commercial Trust REIT	237,501
207,600	Mapletree Industrial Trust REIT	247,759
19,000	Metro Holdings	14,269
81,000	Sabana Shari’ah Compliant Industrial REIT	37,041
326,200	SATS	994,475
690,100	Singapore Telecommunications	1,980,731
48,750	UMS Holdings	22,475
37,400	United Overseas Bank	517,262
49,000	UOL Group	223,713
		6,217,796
	South Africa — 3.4%
65,890	AECI	444,767
14,537	Astral Foods	132,163
58,670	AVI	363,843
137,072	FirstRand	440,529
65,304	Kumba Iron Ore	530,635
15,860	Lewis Group	53,490
40,545	Liberty Holdings	398,465
314,883	Life Healthcare Group Holdings	827,065
168,801	MMI Holdings	280,678
96,359	MTN Group	1,008,993
30,137	Reunert	151,455
100,468	RMB Holdings	409,981
146,846	SA Corporate Real Estate Fund REIT	51,888
147,758	Sanlam	716,201
5,603	Santam	92,433
25,798	Sasol	841,614
97,087	Sibanye Gold	365,562
130,166	Truworths International	972,090
95,071	Vodacom Group	1,105,302
3,806	Wilson Bayly Holmes-Ovcon	32,485
		9,219,639

The accompanying notes are an integral part of the financial statements.

Shares		Value $
	South Korea — 2.3%
490	Daechang Forging	18,342
240	Dongil Industries	12,449
2,098	Dongyang E&P	27,620
5,220	e-LITECOM	62,306
4,600	Eugene Technology	57,934
482	GS Home Shopping	78,049
677	Honam Petrochemical	173,795
1,096	Hy-Lok	27,366
1,427	Hyundai Home Shopping Network	167,197
7,810	Hyundai Hy Communications & Network	25,362
3,615	Innochips Technology	38,707
1,183	INTOPS	21,700
10,600	KB Financial Group	323,749
12,842	KT&G	1,386,314
1,950	Kunsul Chemical Industrial	69,997
2,473	LG Chem	644,621
100	Mi Chang Oil Industrial	7,425
358	Samchully	33,776
2,856	Sammok S-Form	73,192
877	Samsung Electronics	958,281
520	Sebang	7,850
2,829	Sebang Global Battery	106,888
630	Sewon Precision Industry	11,197
12,060	Shinhan Financial Group	442,433
4,058	Silicon Works	113,613
5,464	SK Telecom	987,874
5,019	Soulbrain	191,615
4,700	Yoosung Enterprise	16,892
1,493	Youngone Holdings	84,255
		6,170,799
	Spain — 0.8%
825	Caja de Ahorros del Mediterraneo (1)(2)(3)	—
17,828	Grupo Catalana Occidente	564,448
50,652	Mapfre	128,469
62,297	Prosegur Cia de Seguridad	360,234
60,497	Repsol	792,823
3,696	Viscofan	207,332
		2,053,306
	Sweden — 4.0%
116,196	Alfa Laval	1,831,829
40,836	Atlas Copco Class A	1,056,693
27,546	Axfood	510,070
3,627	B&B Tools Class B	72,942
45,507	Boliden	793,353
30,828	Byggmax Group	249,528
15,406	Clas Ohlson Class B	310,789
12,223	Electrolux	354,645
38,145	Intrum Justitia	1,368,963
1,008	Investment Oresund	28,242
10,962	Investor Class B	402,281
5,848	Nolato Class B	157,661
51,101	SKF Class B	941,147
34,434	Swedish Match	1,092,136
262,225	Telia	1,252,275
50,900	Tethys Oil	364,457
		10,787,011
	Switzerland — 4.4%
35,345	ABB	747,208
1,981	Baloise Holding	245,121
560	Bell	221,828
1,123	BKW	48,816
3,347	Coltene Holding	209,515
1,993	Kuehne + Nagel International	287,118
43	Metall Zug	132,008
25,742	Nestle	1,918,642
26,516	Novartis	2,023,320
7,602	Roche Holding	1,921,698
628	SGS	1,381,953
9,235	Swiss Re	819,242
630	Swisscom	319,499
83,718	UBS Group	1,448,680
		11,724,648
	Taiwan — 4.1%
16,000	104	69,451
71,000	Ardentec	44,357
14,000	Aten International	34,856
52,000	Audix	54,010
24,000	Casetek Holdings	108,269
17,000	CHC Resources (1)	31,783
167,600	Chimei Materials Technology	91,197
484,300	China Life Insurance	365,631
423,000	Chunghwa Telecom	1,429,541
39,000	Cleanaway	211,608
27,000	CviLux	21,933
76,420	Cyberlink	165,384
60,000	Delta Electronics	279,044
40,000	Draytek	37,888
34,000	Dynacolor	52,814
20,000	Elite Advanced Laser	96,115
133,000	Everlight Electronics	186,595
146,000	Far EasTone Telecommunications	329,545
66,000	Faraday Technology	88,606
64,000	Feng Hsin Steel (1)	90,286
20,829	FLEXium Interconnect	48,048
44,000	Foxconn Technology	90,857
245,000	Fubon Financial Holding	298,151
15,000	Global Mixed Mode Technology	31,067

The accompanying notes are an integral part of the financial statements.

Shares		Value $
141,000	Greatek Electronics	160,878
54,000	Hanpin Electron	68,142
52,000	Holiday Entertainment	83,676
217,000	Hon Hai Precision Industry	518,733
2,000	KD Holding	10,883
153,000	King’s Town Bank	106,734
19,000	Kinik	29,867
96,000	Kinsus Interconnect Technology	186,029
65,000	Lumax International	94,921
46,000	MediaTek	328,032
26,000	Mercuries & Associates Holding	15,075
11,000	Microlife	28,512
30,000	MIN AIK Technology	46,693
85,000	New Era Electronics	62,196
55,000	Novatek Microelectronics	192,695
30,000	Phison Electronics	250,674
40,000	Polytronics Technology	73,792
3,841	Raydium Semiconductor	5,492
80,470	Realtek Semiconductor	225,545
47,000	Shin Zu Shing	134,211
78,000	Simplo Technology	263,603
61,676	Sinmag Equipment	204,611
32,000	Sirtec International	38,595
59,000	Sonix Technology	58,720
20,000	St. Shine Optical	374,539
69,000	Taiwan Semiconductor	83,220
79,700	Taiwan Semiconductor Manufacturing ADR	1,880,123
48,000	Taiwan Shin Kong Security (1)	59,604
93,302	Test Research	131,912
32,000	Thinking Electronic Industrial	48,020
106,000	Transcend Information	298,087
94,000	TXC	119,784
42,000	United Integrated Services	59,250
88,000	Vanguard International Semiconductor	134,921
84,821	Win Semiconductors	160,422
40,000	Yageo	65,234
50,000	Zippy Technology	63,715
		10,924,176
	Thailand — 1.5%
214,900	Advanced Info Service NVDR	959,759
114,400	Bangkok Bank	537,120
147,200	BEC World	109,568
7,400	Delta Electronics Thai	15,253
42,300	Delta Electronics Thai NVDR	87,192
210,800	Hana Microelectronics NVDR	200,661
352,400	LPN Development	141,242
83,600	Pruksa Real Estate	61,629
6,100	PTT	53,089
52,800	PTT NVDR	459,525
5,500	PTT Exploration & Production	11,849
317,200	PTT Exploration & Production NVDR	683,347
47,100	Ratchaburi Electricity Generating Holding	68,095
900	Siam City Cement	8,348
105,800	Siam Commercial Bank	404,360
66,600	Thai Vegetable Oil	49,097
221,300	Total Access Communication	213,824
		4,063,958
	Turkey — 0.9%
126,900	Adana Cimento Sanayii Class C	36,737
7,670	Akcansa Cimento	39,638
96,786	Enka Insaat ve Sanayi	168,113
104,355	Eregli Demir ve Celik Fabrikalari	174,174
22,963	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim (1)	11,243
68,302	Koza Altin Isletmeleri (1)	446,721
83,520	Soda Sanayii	140,593
25,826	TAV Havalimanlari Holding	150,544
122,337	Turk Telekomunikasyon	295,568
216,357	Turkcell Iletisim Hizmetleri (1)	935,640
212,990	Turkiye Sinai Kalkinma Bankasi	133,214
		2,532,185
	United Kingdom — 16.0%
22,648	Acacia Mining	116,419
142,962	Ashmore Group	641,500
34,163	AstraZeneca	1,960,757
294,355	Barclays	737,619
13,871	Beazley	66,052
32,655	Berendsen	563,025
3,605	Berkeley Group Holdings	157,761
111,002	BHP Billiton	1,513,406
138,650	BP	757,177
70,559	Brewin Dolphin Holdings	282,488
10,762	British American Tobacco	655,730
79,925	Britvic	822,151
23,655	Burberry Group	410,962
101,623	Cairn Energy (1)	332,462
98,571	Capita	1,441,716
23,835	Carillion	102,390
50,836	Chesnara	226,923
30,295	Close Brothers Group	536,500
2,753	Computacenter	33,629
29,019	Dart Group	264,796
69,621	Debenhams	79,754
18,692	Diploma	199,787
172,211	Direct Line Insurance Group	910,638
62,112	Fenner	130,234
29,212	Gem Diamonds	57,836
89,566	GlaxoSmithKline	1,909,391

The accompanying notes are an integral part of the financial statements.

Shares		Value $
7,467	Go-Ahead Group	279,853
115,118	Halfords Group	709,994
76,011	Highland Gold Mining	105,511
255,946	HSBC Holdings	1,692,245
172,000	HSBC Holdings (Hong Kong Shares)	1,148,603
102,276	IMI	1,397,274
11,265	Imperial Tobacco Group	612,062
312,834	Indivior	735,015
63,497	ITE Group	144,039
52,936	John Wood Group	483,036
80,703	Jupiter Fund Management	496,324
308,330	Legal & General Group	1,005,106
157,478	Meggitt	945,020
24,974	Millennium & Copthorne Hotels	168,077
254,937	Mitie Group	1,010,599
9,068	Mondi	173,307
8,786	Novae Group	103,087
406,876	Pan African Resources	86,204
26,458	PayPoint	325,897
6,918	Persimmon	200,851
52,756	Premier Farnell	93,465
74,342	Prudential	1,463,725
53,817	QinetiQ Group	175,906
39,283	Restaurant Group	157,903
43,299	Rio Tinto	1,455,447
476,931	Rotork	1,303,147
230,199	Royal Bank of Scotland Group (1)	773,620
39,645	Royal Dutch Shell Class A	1,030,820
54,846	Royal Dutch Shell (Amsterdam Shares) Class A	1,444,440
27,850	Royal Dutch Shell Class B	726,780
100,433	Royal Mail	714,517
34,839	RPS Group	88,830
173,744	Senior	552,414
31,767	Smiths Group	514,295
170,592	Soco International	368,284
54,453	Spectris	1,448,866
45,303	Standard Chartered	365,461
39,939	Subsea 7	367,553
26,353	Weir Group	462,070
13,486	WH Smith	330,061
249,773	William Hill	1,141,221
44,085	WPP	1,028,064
3,706	Zytronic	22,093
		42,762,189
	TOTAL COMMON STOCK (Cost $267,683,785)	262,043,049

	PREFERRED STOCK — 0.8%
	Brazil — 0.6%
53,700	Banco do Estado do Rio Grande do Sul	134,123
32,900	Cia Energetica de Sao Paulo (1)	136,890
265,882	Itausa - Investimentos Itau	665,623
60,800	Vale Class A	278,786
58,200	Vale Class B ADR	264,228
		1,479,650
	Germany — 0.2%
97	KSB	33,877
8,720	Porsche Automobil Holding	486,563
		520,440
	TOTAL PREFERRED STOCK (Cost $3,067,906)	2,000,090

	INVESTMENT COMPANIES — 0.3%
	Guernsey — 0.1%
163,008	HSBC Infrastructure	386,566

	Switzerland — 0.2%
8,385	BB Biotech	449,275
	TOTAL INVESTMENT COMPANIES (Cost $617,723)	835,841
	TOTAL INVESTMENTS — 99.0% (Cost $271,369,414)	264,878,980
	OTHER ASSETS LESS LIABILITIES — 1.0%	2,698,849
	NET ASSETS — 100%	$267,577,829

(1)         Denotes non-income producing security.

(2)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(3)         Security considered illiquid. On April 30, 2016 the value of the securities amounted to $1,478, representing 0.0% of the total net assets of the Fund.

(4)         Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On April 30, 2016, the value of these securities amounted to $219,424, representing 0.1% of the net assets of the Fund.

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2016, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
BNP Paribas	05/18/16	GBP	1,067,100	USD	1,512,149	$(47,107)
Standard Chartered	06/01/16	TRY	5,516,000	USD	1,927,933	(27,751)
State Street Bank	06/01/16	ZAR	7,927,500	USD	540,647	(12,677)
UBS Securities	06/01/16	JPY	382,558,000	USD	3,506,062	(91,840)
Westpac Banking	05/18/16	GBP	2,182,033	USD	3,069,826	(118,579)
						$(297,954)

ADR — American Depositary Receipt

GBP — British Pound

GDR — Global Depositary Receipt

JPY — Japanese Yen

NVDR — Non Voting Depository Receipt

PJSC — Private Joint Stock Company

REIT — Real Estate Investment Trust

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3(2)	Total
Investments in Securities (1)
Common Stock
Australia	$10,783,148	$—	$—	$10,783,148
Austria	739,129	—	—	739,129
Belgium	3,179,677	—	—	3,179,677
Brazil	3,138,484	—	—	3,138,484
Cambodia	121,634	—	—	121,634
Canada	7,951,971	—	—	7,951,971
Chile	570,326	—	—	570,326
China	4,978,277	—	—	4,978,277
Colombia	28,826	—	—	28,826
Denmark	649,459	—	—	649,459
Finland	6,461,396	—	—	6,461,396
France	14,676,545	—	—	14,676,545
Gabon	43,915	—	—	43,915
Germany	7,974,091	—	—	7,974,091
Greece	49,718	290,954	—	340,672
Guernsey	238,210	—	—	238,210
Hong Kong	13,619,412	—	—	13,619,412
Hungary	764,461	—	—	764,461
Indonesia	1,683,130	—	—	1,683,130
Ireland	1,417,665	—	—	1,417,665
Israel	3,369,197	1,810,413	—	5,179,610
Italy	2,822,471	—	—	2,822,471
Japan	—	46,206,593	—	46,206,593
Kazakhstan	58,809	—	—	58,809
Luxembourg	1,457,322	—	—	1,457,322
Malaysia	969,950	—	—	969,950
Malta	—	—	1,478	1,478
Mexico	745,422	—	—	745,422
Netherlands	4,056,681	—	—	4,056,681
New Zealand	820,908	—	—	820,908
Norway	6,858,587	—	—	6,858,587
Peru	214,165	—	—	214,165
Philippines	671,244	—	—	671,244
Poland	1,581,408	—	—	1,581,408
Portugal	596,485	—	—	596,485
Russia	3,985,781	—	—	3,985,781
Singapore	6,217,796	—	—	6,217,796
South Africa	9,219,639	—	—	9,219,639
South Korea	6,170,799	—	—	6,170,799
Spain	2,053,306	—	—	2,053,306
Sweden	10,787,011	—	—	10,787,011
Switzerland	11,724,648	—	—	11,724,648
Taiwan	10,924,176	—	—	10,924,176
Thailand	4,063,958	—	—	4,063,958
Turkey	2,532,185	—	—	2,532,185
United Kingdom	42,762,189	—	—	42,762,189
Total Common Stock	213,733,611	48,307,960	1,478	262,043,049

Preferred Stock
Brazil	1,479,650	—	—	1,479,650
Germany	520,440	—	—	520,440
Total Preferred Stock	2,000,090	—	—	2,000,090

The accompanying notes are an integral part of the financial statements.

	Level 1	Level 2	Level 3(2)	Total
Investments in Securities
Investment Companies
Guernsey	$386,566	$—	$—	$386,566
Switzerland	449,275	—	—	449,275
Total Investment Companies	$835,841	$—	$—	$835,841

Total Investments in Securities	$216,569,542	$48,307,960	$1,478	$264,878,980

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forwards — Unrealized Depreciation	$—	$(297,954)	$—	$(297,954)
Total Other Financial Instruments	$—	$(297,954)	$—	$(297,954)

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning and end of the reporting period.  As of April 30, 2016, the Fund had securities with a total value of $48,307,960 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

(2)         A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

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The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

April 30, 2016 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
ASSETS
Investments in securities, at value — Note 2	$755,629,673	$115,216,895	$71,648,247
Investment in affiliated security, at value — Note 2	—	—	—
Cash	16,660,828	5,639,402	5,071,605
Foreign currency	2	3	—
Receivable for securities sold	8,656,408	215,287	—
Dividends receivable	652,530	15,909	12,649
Receivable for Fund shares sold	50,995	10,610	1,010,773
Prepaid expenses	42,853	30,102	32,421
Tax reclaims receivable	—	—	—
Due from Investment Advisor — Note 3	—	23,347	29,518
Unrealized appreciation on spot foreign currency contracts	575	—	—
Initial margin for futures contracts	1,174,500	21,600	—
TOTAL ASSETS	782,868,364	121,173,155	77,805,213
LIABILITIES
Payable for securities purchased	9,662,732	657,695	229,537
Unrealized depreciation on spot foreign currency contracts	303	—	—
Variation margin payable for futures contracts	173,565	4,440	—
Accrued foreign capital gains tax on appreciated securities	—	—	—
Unrealized depreciation on forward foreign currency contracts	114,673	—	—
Payable for Fund shares redeemed	92,709	26,202	—
Investment Advisory fees payable — Note 3	158,829	98,802	57,291
Legal fees payable	27,010	6,906	7,177
Audit fees payable	15,882	14,711	14,963
Sub-administration fees payable — Note 3	8,259	7,708	4,470
Distribution fees payable, Advisor Shares — Note 3	77	569	1,500
Shareholder service fees payable, Advisor Shares — Note 3	—	124	891
Shareholder service fees payable, Investor Shares — Note 3	—	14,694	7,386
Accrued expenses and other liabilities	59,701	38,442	27,764
TOTAL LIABILITIES	10,313,740	870,293	350,979
NET ASSETS	$772,554,624	$120,302,862	$77,454,234
Cost of securities	$567,343,067	$91,520,484	$59,674,733
Cost of affiliated security	$—	$—	$—
Cost of foreign currency	$2	$4	$—
NET ASSETS
Capital paid-in	$572,756,557	$93,488,651	$63,713,452
Undistributed (accumulated net investment loss) net investment income	4,470,280	(195,917)	33,827
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	6,120,853	3,303,122	1,733,441
Accumulated foreign capital gains tax on appreciated securities	—	—	—
Net unrealized appreciation (depreciation) on investments	188,286,606	23,696,411	11,973,514
Net unrealized appreciation (depreciation) on futures, forward foreign currency contracts and foreign currency translations	920,328	10,595	—
NET ASSETS	$772,554,624	$120,302,862	$77,454,234

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi-Cap Equity Fund	Emerging Markets Small Cap Fund	International Alpha Fund	International Multi-Cap Value Fund
ASSETS
Investments in securities, at value — Note 2	$1,211,317,362	$22,438,523	$12,809,199	$157,307,077	$264,878,980
Investment in affiliated security, at value — Note 2	13,014,325	—	—	—	—
Cash	7,166,224	954,640	241,810	1,173,371	734,567
Foreign currency	1,179,573	25,958	4,018	22,785	143,299
Receivable for securities sold	6,769,817	45,116	7,040	1,537,102	1,167,930
Dividends receivable	931,000	24,739	31,740	614,125	1,243,024
Receivable for Fund shares sold	987,473	3,178	—	111,075	543,480
Prepaid expenses	74,066	27,060	21,107	33,538	35,637
Tax reclaims receivable	21,476	2,809	141	138,790	234,236
Due from Investment Advisor — Note 3	79,457	30,696	15,096	34,414	80,081
Unrealized appreciation on spot foreign currency contracts	25,426	1	—	474	1,588
Initial margin for futures contracts	—	56,760	—	—	—
TOTAL ASSETS	1,241,566,199	23,609,480	13,130,151	160,972,751	269,062,822
LIABILITIES
Payable for securities purchased	5,996,802	5,213	—	896,744	621,467
Unrealized depreciation on spot foreign currency contracts	13,407	38	—	1,005	17,940
Variation margin payable for futures contracts	—	2,924	—	—	—
Accrued foreign capital gains tax on appreciated securities	353,852	8,585	14,703	—	37,677
Unrealized depreciation on forward foreign currency contracts	—	18,096	—	—	297,954
Payable for Fund shares redeemed	575,568	—	—	102,597	145,524
Investment Advisory fees payable — Note 3	1,007,339	19,065	13,307	104,761	173,543
Legal fees payable	40,408	5,236	7,021	10,000	13,691
Audit fees payable	19,845	17,932	18,251	21,952	18,733
Sub-administration fees payable — Note 3	78,591	1,484	831	10,217	16,924
Distribution fees payable, Advisor Shares — Note 3	9,272	152	—	674	4,135
Shareholder service fees payable, Advisor Shares — Note 3	4,799	111	—	404	1,983
Shareholder service fees payable, Investor Shares — Note 3	96,344	710	3	11,834	20,894
Accrued expenses and other liabilities	390,808	55,914	37,330	50,130	114,528
TOTAL LIABILITIES	8,587,035	135,460	91,446	1,210,318	1,484,993
NET ASSETS	$1,232,979,164	$23,474,020	$13,038,705	$159,762,433	$267,577,829
Cost of securities	$1,130,515,804	$24,100,119	$11,987,992	$153,830,486	$271,369,414
Cost of affiliated security	$12,149,919	$—	$—	$—	$—
Cost of foreign currency	$1,179,558	$25,958	$4,006	$22,783	$141,710
NET ASSETS
Capital paid-in	$1,397,716,478	$28,730,772	$12,158,751	$161,142,069	$295,349,430
Undistributed (accumulated net investment loss) net investment income	(101,420)	10,828	4,421	984,951	595,236
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(245,947,167)	(3,578,403)	68,822	(5,862,965)	(21,583,844)
Accumulated foreign capital gains tax on appreciated securities	(353,852)	(8,585)	(14,703)	—	(37,677)
Net unrealized appreciation (depreciation) on investments	81,665,964	(1,661,596)	821,207	3,476,591	(6,490,434)
Net unrealized appreciation (depreciation) on futures, forward foreign currency contracts and foreign currency translations	(839)	(18,996)	207	21,787	(254,882)
NET ASSETS	$1,232,979,164	$23,474,020	$13,038,705	$159,762,433	$267,577,829

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

April 30, 2016 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
Net Assets:
R6 Shares	$ N/A	$19,749		$2,644,069
Investor Shares	772,352,803	119,256,735		65,606,180
Advisor Shares	201,821	1,026,378		9,203,985
Total shares outstanding end of year:
R6 Shares	N/A	839		223,777
Investor Shares	54,168,970	5,071,283		5,557,410
Advisor Shares	14,204	45,225		807,487
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
R6 Shares	$ N/A	$23.53	*	$11.82
Investor Shares	14.26	23.52		11.81
Advisor Shares	14.21	22.70	*	11.40

N/A — R6 and Advisor Shares currently not offered.

*Net assets divided by shares do not calculate to the stated NAV because net assets and share amounts are shown rounded.

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi- Cap Equity Fund	Emerging Markets Small Cap Fund	International Alpha Fund	International Multi-Cap Value Fund
Net Assets:
R6 Shares	$410,236,578	$16,794,511	$13,017,212	$60,473,087	$80,249,950
Investor Shares	784,093,541	5,772,241	21,493	95,978,617	171,703,971
Advisor Shares	38,649,045	907,268	N/A	3,310,729	15,623,908
Total shares outstanding end of year:
R6 Shares	36,373,648	2,013,966	1,210,636	5,731,680	9,455,541
Investor Shares	69,542,587	691,372	2,001	9,097,556	20,214,467
Advisor Shares	3,422,001	108,780	N/A	304,033	1,838,169
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
R6 Shares	$11.28	$8.34	$10.75	$10.55	$8.49
Investor Shares	11.28	8.35	10.74	10.55	8.49
Advisor Shares	11.29	8.34	N/A	10.89	8.50

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Six Months Ended April 30, 2016 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
INVESTMENT INCOME
Dividend income	$8,629,365	$871,088	$352,579
Interest income	5,744	—	—
Foreign taxes withheld	(18,728)	—	—
TOTAL INCOME	8,616,381	871,088	352,579
EXPENSES
Investment Advisory fees — Note 3	919,442	594,442	291,859
Sub-administration fees — Note 3	47,813	46,459	22,810
Trustees fees and expenses — Note 6	14,965	5,108	4,055
Distribution fees, Advisor Shares — Note 3	499	1,157	7,075
Shareholder Service fees, Advisor Shares — Note 3	—	694	4,245
Shareholder Service fees, Investor Shares — Note 3	—	88,458	37,970
Legal fees	38,022	14,485	10,417
Transfer agent fees	35,174	38,392	37,850
Printing	25,135	17,268	8,021
Custodian fees	21,830	6,600	5,761
Registration fees	18,117	16,832	19,640
Audit fees	17,362	16,029	15,946
Insurance	15,433	5,408	4,306
Pricing fees	6,910	2,425	2,083
Other	18,941	6,847	5,578
TOTAL EXPENSES	1,179,643	860,604	477,616
Fees waived by Investment Advisor — Note 3	—	(144,659)	(164,622)
Reimbursement from Investment Advisor	—	—	—
Waiver of Shareholder Service fees	—	(19,802)	—
Custody Offset — Note 2	(9,212)	(1,419)	(1,024)
NET EXPENSES	1,170,431	694,724	311,970
NET INVESTMENT INCOME	7,445,950	176,364	40,609
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	9,854,816	3,592,079	1,943,281
Net realized gain (loss) on futures	740,894	21,579	(100,271)
Net realized gain (loss) on foreign currency transactions	(179,814)	—	90
Net realized gain (loss) on investments sold, futures and foreign currency transactions	10,415,896	3,613,658	1,843,100
Change in unrealized appreciation (depreciation) on investments	(12,228,592)	(3,376,674)	356,452
Change in unrealized appreciation (depreciation) on futures	(405,055)	10,596	33
Change in accrued foreign capital gains tax on appreciated securities	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(149,183)	—	—
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(12,782,830)	(3,366,078)	356,485
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,366,934)	247,580	2,199,585
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,079,016	$423,944	$2,240,194

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi- Cap Equity Fund	Emerging Markets Small Cap Fund	International Alpha Fund	International Multi-Cap Value Fund
INVESTMENT INCOME
Dividend income	$9,062,549	$277,733	$117,714	$1,945,056	$4,686,116
Interest income	—	—	—	—	—
Foreign taxes withheld	(1,345,513)	(34,579)	(7,389)	(232,870)	(549,080)
TOTAL INCOME	7,717,036	243,154	110,325	1,712,186	4,137,036
EXPENSES
Investment Advisory fees — Note 3	5,912,398	115,684	77,361	613,203	1,047,168
Sub-administration fees — Note 3	462,091	9,041	4,837	59,908	102,293
Trustees fees and expenses — Note 6	22,363	3,545	3,352	5,643	7,610
Distribution fees, Advisor Shares — Note 3	47,407	1,056	—	4,171	20,288
Shareholder Service fees, Advisor Shares — Note 3	28,445	633	—	2,499	12,173
Shareholder Service fees, Investor Shares — Note 3	586,966	5,140	16	71,876	129,508
Legal fees	56,086	9,779	7,718	14,424	18,943
Transfer agent fees	52,688	37,423	26,567	39,143	41,336
Printing	124,292	7,087	6,401	16,982	19,962
Custodian fees	283,200	52,920	14,617	12,394	82,709
Registration fees	33,175	21,113	10,214	22,901	30,767
Audit fees	28,288	19,266	21,561	22,476	19,957
Insurance	22,662	3,769	2,210	5,976	7,636
Pricing fees	13,086	15,705	3,405	4,827	46,714
Other	52,619	9,632	6,509	8,190	21,437
TOTAL EXPENSES	7,725,766	311,793	184,768	904,613	1,608,501
Fees waived by Investment Advisor — Note 3	(529,737)	(115,684)	(77,361)	(212,432)	(464,250)
Reimbursement from Investment Advisor	—	(84,982)	(14,439)	—	—
Waiver of Shareholder Service fees	—	—	—	—	—
Custody Offset — Note 2	(5,963)	(183)	(120)	(429)	(547)
NET EXPENSES	7,190,066	110,944	92,848	691,752	1,143,704
NET INVESTMENT INCOME	526,970	132,210	17,477	1,020,434	2,993,332
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	(73,320,652)	(2,438,217)	122,245	(2,450,574)	(13,929,509)
Net realized gain (loss) on futures	—	(101,929)	—	—	(167,694)
Net realized gain (loss) on foreign currency transactions	(147,370)	58,290	519	(15,268)	(80,603)
Net realized gain (loss) on investments sold, futures and foreign currency transactions	(73,468,022)	(2,481,856)	122,764	(2,465,842)	(14,177,806)
Change in unrealized appreciation (depreciation) on investments	54,058,682	2,373,780	125,092	(2,717,688)	14,171,088
Change in unrealized appreciation (depreciation) on futures	—	38,831	—	—	—
Change in accrued foreign capital gains tax on appreciated securities	(147,403)	(2,587)	1,491	—	(22,992)
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	10,241	(39,286)	(632)	23,806	(244,609)
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	53,921,520	2,370,738	125,951	(2,693,882)	13,903,487
NET REALIZED AND UNREALIZED GAIN (LOSS)	(19,546,502)	(111,118)	248,715	(5,159,724)	(274,319)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,019,532)	$21,092	$266,192	$(4,139,290)	$2,719,013

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2016 (unaudited) and the Year Ended October 31, 2015

	North American Equity Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$7,445,950	$14,784,198
Net realized gain (loss) on investments sold, futures and foreign currency transactions	10,415,896	30,400,464
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(12,782,830)	(14,377,635)
Net increase (decrease) in net assets resulting from operations	5,079,016	30,807,027

Dividends and Distributions to Shareholders:
Net investment income:
R6 Shares	—	—
Investor Shares	(16,583,526)	(14,805,198)
Advisor Shares	(6,217)	(4,534)
Net realized gains:
R6 Shares	—	—
Investor Shares	(30,235,544)	(27,872,528)
Advisor Shares	(13,345)	(10,273)
Total dividends and distributions	(46,838,632)	(42,692,533)

Share Transactions:
R6 Shares:
Sales of shares	N/A	N/A
Reinvestment of distributions	N/A	N/A
Redemption of shares	N/A	N/A
Redemption fees - Note 5	N/A	N/A
Total increase from R6 Share transactions	N/A	N/A
Investor Shares:
Sales of shares	30,054,232	19,035,498
Reinvestment of distributions	42,402,839	38,885,308
Redemption of shares	(18,243,032)	(92,067,841)
Redemption fees - Note 5	—	—
Total increase (decrease) from Investor Share transactions	54,214,039	(34,147,035)
Advisor Shares:
Sales of shares	6,561	194,532
Reinvestment of distributions	18,015	14,471
Redemption of shares	(135,493)	(175,977)
Redemption fees - Note 5	—	—
Total increase (decrease) from Advisor Share transactions	(110,917)	33,026
Net increase (decrease) in net assets from share transactions	54,103,122	(34,114,009)
Total increase (decrease) in net assets	12,343,506	(45,999,515)
Net Assets
Beginning of period	760,211,118	806,210,633
End of period	$772,554,624	$760,211,118
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$4,470,280	$13,614,073

The accompanying notes are an integral part of the financial statements.

	U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund		Emerging Market Equity Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015*	Six Months Ended April 30, 2016	Year Ended October 31, 2015**	Six Months Ended April 30, 2016	Year Ended October 31, 2015**
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$176,364	$(253,117)	$40,609	$15,040	$526,970	$13,682,359
Net realized gain (loss) on investments sold, futures and foreign currency transactions	3,613,658	9,985,169	1,843,100	7,497,558	(73,468,022)	(105,082,270)
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(3,366,078)	(4,394,014)	356,485	(2,999,619)	53,921,520	(88,262,983)
Net increase (decrease) in net assets resulting from operations	423,944	5,338,038	2,240,194	4,512,979	(19,019,532)	(179,662,894)

Dividends and Distributions to Shareholders:
Net investment income:
R6 Shares	—	—	(2,227)	—	(3,657,503)	—
Investor Shares	—	—	(14,506)	—	(7,602,828)	(11,154,565)
Advisor Shares	—	—	—	—	(236,605)	(168,629)
Net realized gains:
R6 Shares	(1,557)	—	(197,859)	—	—	—
Investor Shares	(9,247,762)	(15,143,925)	(5,189,938)	(8,569,605)	—	—
Advisor Shares	(71,266)	(96,224)	(590,430)	(829,192)	—	—
Total dividends and distributions	(9,320,585)	(15,240,149)	(5,994,960)	(9,398,797)	(11,496,936)	(11,323,194)

Share Transactions:
R6 Shares:
Sales of shares	—	20,000	667,055	7,048,935	88,187,836	403,581,535
Reinvestment of distributions	—	—	200,086	—	3,657,503	—
Redemption of shares	—	—	(66,000)	(5,009,200)	(32,172,365)	(18,514,906)
Redemption fees - Note 5	—	—	—	—	—	2
Total increase from R6 Share transactions	—	20,000	801,141	2,039,735	59,672,974	385,066,631
Investor Shares:
Sales of shares	2,299,711	6,284,858	22,775,879	4,886,006	213,374,345	547,262,276
Reinvestment of distributions	8,971,770	14,683,672	5,124,534	8,406,897	5,104,088	9,213,987
Redemption of shares	(11,433,528)	(21,738,133)	(9,199,230)	(18,703,524)	(283,493,291)	(664,650,555)
Redemption fees - Note 5	518	1,230	26,016	2,361	10,407	30,177
Total increase (decrease) from Investor Share transactions	(161,529)	(768,373)	18,727,199	(5,408,260)	(65,004,451)	(108,144,115)
Advisor Shares:
Sales of shares	127,892	137,074	5,141,475	997,965	5,770,776	7,945,859
Reinvestment of distributions	68,810	94,605	585,529	818,326	214,036	155,956
Redemption of shares	(44,220)	(83,781)	(1,649,934)	(1,555,614)	(7,591,004)	(82,229,863)
Redemption fees - Note 5	12	—	1,164	23	2,017	4,554
Total increase (decrease) from Advisor Share transactions	152,494	147,898	4,078,234	260,700	(1,604,175)	(74,123,494)
Net increase (decrease) in net assets from share transactions	(9,035)	(600,475)	23,606,574	(3,107,825)	(6,935,652)	202,799,022
Total increase (decrease) in net assets	(8,905,676)	(10,502,586)	19,851,808	(7,993,643)	(37,452,120)	11,812,934
Net Assets
Beginning of period	129,208,538	139,711,124	57,602,426	65,596,069	1,270,431,284	1,258,618,350
End of period	$120,302,862	$129,208,538	$77,454,234	$57,602,426	$1,232,979,164	$1,270,431,284
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$(195,917)	$(372,281)	$33,827	$9,951	$(101,420)	$10,868,546

*R6 Shares commenced operations on September 28, 2015.

**R6 Shares commenced operations on December 30, 2014.

N/A — R6 Shares currently not offered.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2016 (unaudited) and the Year or Period Ended October 31, 2015

	Emerging Markets Multi-Cap Equity Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$132,210	$607,621
Net realized gain (loss) on investments sold, futures and foreign currency transactions	(2,481,856)	(729,697)
Net Change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	2,370,738	(4,613,063)
Net increase (decrease) in net assets resulting from operations	21,092	(4,735,139)

Dividends and Distributions to Shareholders:
Net investment income:
R6 Shares	(225,473)	(364,642)
Investor Shares	(93,344)	(307,033)
Advisor Shares	(10,581)	(23,038)
Net realized gains:
Investor Shares	—	(1,154,537)
Advisor Shares	—	(54,960)
Total dividends and distributions	(329,398)	(1,904,210)

Share Transactions:
R6 Shares*:
Sales of shares	542,733	19,610,601
Reinvestment of distributions	10,583	13,332
Redemption of shares	(230,629)	(387,764)
Redemption fees - Note 5	432	—
Total increase from R6 Share transactions	323,119	19,236,169
Investor Shares:
Sales of shares	580,116	12,650,834
Reinvestment of distributions	71,434	338,073
Redemption of shares	(3,087,296)	(27,742,887)
Redemption fees - Note 5	1,194	2,990
Total increase (decrease) from Investor Share transactions	(2,434,552)	(14,750,990)
Advisor Shares:
Sales of shares	3,000	20,000
Reinvestment of distributions	831	5,018
Redemption of shares	(2,165)	(7,701)
Redemption fees - Note 5	—	—
Total increase (decrease) from Advisor Share transactions	1,666	17,317
Net increase (decrease) in net assets from share transactions	(2,109,767)	4,502,496
Total increase (decrease) in net assets	(2,418,073)	(2,136,853)
Net Assets
Beginning of period	25,892,093	28,028,946
End of period	$23,474,020	$25,892,093
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$10,828	$208,016

The accompanying notes are an integral part of the financial statements.

	Emerging Markets Small Cap Fund		International Alpha Fund		International Multi-Cap Value Fund
	Six Months Ended April 30, 2016	Period Ended October 31, 2015(a)	Six Months Ended April 30, 2016	Year Ended October 31, 2015	Six Months Ended April 30, 2016	Year Ended October 31, 2015
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$17,477	$(12,220)	$1,020,434	$2,054,801	$2,993,332	$7,401,819
Net realized gain (loss) on investments sold, futures and foreign currency transactions	122,764	(65,966)	(2,465,842)	868,658	(14,177,806)	(4,458,145)
Net Change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	125,951	680,760	(2,693,882)	(4,406,449)	13,903,487	(19,143,542)
Net increase (decrease) in net assets resulting from operations	266,192	602,574	(4,139,290)	(1,482,990)	2,719,013	(16,199,868)

Dividends and Distributions to Shareholders:
Net investment income:
R6 Shares	—	—	(740,985)	—	(954,131)	(1,388,613)
Investor Shares	—	—	(1,237,963)	(4,313,426)	(1,983,234)	(6,527,274)
Advisor Shares	—	—	(32,642)	—	(180,967)	(612,638)
Net realized gains:
Investor Shares	—	—	—	(6,691,398)	—	(5,825,349)
Advisor Shares	—	—	—	(174,583)	—	(659,272)
Total dividends and distributions	—	—	(2,011,590)	(11,179,407)	(3,118,332)	(15,013,146)

Share Transactions:
R6 Shares*:
Sales of shares	648,719	11,501,210	7,000,000	54,268,313	9,617,643	86,808,905
Reinvestment of distributions	—	—	376,291	—	29,216	38,307
Redemption of shares	—	—	—	(108,640)	(5,084,472)	(7,116,333)
Redemption fees - Note 5	—	—	—	—	—	—
Total increase from R6 Share transactions	648,719	11,501,210	7,376,291	54,159,673	4,562,387	79,730,879
Investor Shares:
Sales of shares	—	20,010	8,614,984	92,436,438	52,727,046	176,018,144
Reinvestment of distributions	—	—	1,109,582	8,204,155	1,765,133	8,546,084
Redemption of shares	—	—	(13,640,152)	(82,714,716)	(100,536,130)	(155,856,219)
Redemption fees - Note 5	—	—	—	684	16,189	10,556
Total increase (decrease) from Investor Share transactions	—	20,010	(3,915,586)	17,926,561	(46,027,762)	28,718,565
Advisor Shares:
Sales of shares	N/A	N/A	294,083	1,957,234	2,761,199	5,572,287
Reinvestment of distributions	N/A	N/A	30,822	157,151	178,362	1,256,242
Redemption of shares	N/A	N/A	(777,454)	(81,962,041)	(6,551,067)	(9,502,371)
Redemption fees - Note 5	N/A	N/A	101	—	1,027	1,404
Total increase (decrease) from Advisor Share transactions	N/A	N/A	(452,448)	(79,847,656)	(3,610,479)	(2,672,438)
Net increase (decrease) in net assets from share transactions	648,719	11,521,220	3,008,257	(7,761,422)	(45,075,854)	105,777,006
Total increase (decrease) in net assets	914,911	12,123,794	(3,142,623)	(20,423,819)	(45,475,173)	74,563,992
Net Assets
Beginning of period	12,123,794	—	162,905,056	183,328,875	313,053,002	238,489,010
End of period	$13,038,705	$12,123,794	$159,762,433	$162,905,056	$267,577,829	$313,053,002
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$4,421	$(13,056)	$984,951	$1,976,107	$595,236	$720,236

(a) Fund commenced operations on August 26, 2015.

*R6 shares commenced operations on December 30, 2014.

N/A — Advisor Shares currently not offered.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2016 (unaudited) and the Years or Period Ended October 31,

(unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2016*	$15.14	$0.14		$(0.09)	$0.05	$(0.33)	$(0.60)	$(0.93)
2015	15.42	0.29		0.26	0.55	(0.29)	(0.54)	(0.83)
2014	13.57	0.27		1.83	2.10	(0.25)	—	(0.25)
2013	10.92	0.24		2.63	2.87	(0.22)	—	(0.22)
2012	9.76	0.18		1.13	1.31	(0.15)	—	(0.15)
2011	9.20	0.18		0.53	0.71	(0.15)	—	(0.15)
Advisor Shares
2016*	$15.07	$0.12		$(0.10)	$0.02	$(0.28)	$(0.60)	$(0.88)
2015	15.35	0.28		0.22	0.50	(0.24)	(0.54)	(0.78)
2014	13.51	0.23		1.82	2.05	(0.21)	—	(0.21)
2013	10.87	0.20		2.62	2.82	(0.18)	—	(0.18)
2012	9.73	0.15		1.10	1.25	(0.11)	—	(0.11)
2011	9.17	0.17		0.51	0.68	(0.12)	—	(0.12)
U.S. Opportunities Fund
R6 Shares
2016*	$25.25	$0.05	(1)	$0.08	$0.13	$—	$(1.85)	$(1.85)
2015(b)	23.83	(0.02	)(1)	1.44	1.42	—	—	—
Investor Shares
2016*	$25.25	$0.03	(1)	$0.09	$0.12	$—	$(1.85)	$(1.85)
2015	27.36	(0.05	)(1)	0.96	0.91	—	(3.02)	(3.02)
2014	29.65	(0.04	)(1)	2.40	2.36	(0.01)	(4.64)	(4.65)
2013	24.20	0.01	(1)	7.36	7.37	(0.01)	(1.91)	(1.92)
2012	22.77	(0.03	)(1)	2.24	2.21	—	(0.78)	(0.78)
2011	21.94	(0.09	)(1)	0.92	0.83	—	—	—
Advisor Shares
2016*	$24.46	$—	(1) (c)	$0.09	$0.09	$—	$(1.85)	$(1.85)
2015	26.66	(0.11	)(1)	0.93	0.82	—	(3.02)	(3.02)
2014	29.09	(0.13	)(1)	2.34	2.21	—	(4.64)	(4.64)
2013	23.84	(0.04	)(1)	7.20	7.16	—	(1.91)	(1.91)
2012	22.49	(0.08	)(1)	2.21	2.13	—	(0.78)	(0.78)
2011	21.73	(0.15	)(1)	0.91	0.76	—	—	—

*        For the six months ended April 30, 2016 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Rate.

(1)  Per share net investment income (loss) calculated using average shares.

(a)   Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)  Commenced operations on September 28, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)   Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2016*	$14.26	0.46%	$772,353	0.32%	0.32%	2.03%	36%
2015	15.14	3.77	759,878	0.32	0.32	1.91	57
2014	15.42	15.75	805,905	0.31	0.31	1.80	48
2013	13.57	26.76	693,207	0.33	0.33	1.96	31
2012	10.92	13.59	541,720	0.36	0.36	1.81	37
2011	9.76	7.70	513,589	0.37	0.37	1.63	72
Advisor Shares
2016*	$14.21	0.25%	$202	0.67%	0.67%	1.72%	36%
2015	15.07	3.44	333	0.67	0.67	1.56	57
2014	15.35	15.38	305	0.66	0.66	1.45	48
2013	13.51	26.35	205	0.68	0.68	1.64	31
2012	10.87	13.04	191	0.71	0.71	1.46	37
2011	9.73	7.43	169	0.72	0.72	1.27	72
U.S. Opportunities Fund
R6 Shares
2016*	$23.53	0.69%	$20	1.05%	1.34%	0.41%	30%
2015(b)	25.25	5.96	21	1.05	1.90	(0.95)	49
Investor Shares
2016*	$23.52	0.65%	$119,257	1.17%	1.44%	0.30%	30%
2015	25.25	3.76	128,250	1.31	1.39	(0.18)	49
2014	27.36	9.57	138,855	1.24	1.24	(0.13)	66
2013	29.65	33.03	143,507	1.26	1.26	0.04	74
2012	24.20	10.00	132,715	1.32	1.32	(0.11)	69
2011	22.77	3.78	149,941	1.29	1.29	(0.39)	91
Advisor Shares
2016*	$22.70	0.54%	$1,026	1.42%	1.70%	0.03%	30%
2015	24.46	3.50	937	1.58	1.66	(0.46)	49
2014	26.66	9.17	856	1.59	1.59	(0.48)	66
2013	29.09	32.58	1,137	1.57	1.57	(0.16)	74
2012	23.84	9.76	1,530	1.57	1.57	(0.35)	69
2011	22.49	3.50	2,732	1.54	1.54	(0.65)	91

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2016 (unaudited) and the Years or Period Ended October 31,

(unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
U.S. Small and Mid Cap Opportunities Fund
R6 Shares
2016*	$12.76	$0.02	(1)	$0.34		$0.36	$(0.01)	$(1.29)	$(1.30)
2015(b)	12.36	0.00	(1)(c)	0.40		0.40	—	—	—
Investor Shares
2016*	$12.74	$0.01	(1)	$0.35	†	$0.36	$— (c)	$(1.29)	$(1.29)
2015	13.89	0.01	(1)	0.86	†	0.87	—	(2.02)	(2.02)
2014	15.39	—	(1)(c)	1.61		1.61	(0.01)	(3.10)	(3.11)
2013	12.33	—	(1)(c)	3.81	†	3.81	—	(0.75)	(0.75)
2012	11.56	—	(1)(c)	0.96	†	0.96	(0.03)	(0.16)	(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
Advisor Shares
2016*	$12.36	$(0.01	)(1)	$0.34	†	$0.33	$—	$(1.29)	$(1.29)
2015	13.56	(0.03	)(1)	0.85	†	0.82	—	(2.02)	(2.02)
2014	15.12	(0.03	)(1)	1.57	†	1.54	—	(3.10)	(3.10)
2013	12.15	(0.04	)(1)	3.76		3.72	—	(0.75)	(0.75)
2012	11.40	(0.03	)(1)	0.94		0.91	—	(0.16)	(0.16)
2011	11.11	—	(1)(c)	0.55		0.55	—	(0.26)	(0.26)
Emerging Market Equity Fund
R6 Shares
2016*	$11.57	$0.01	(1)	$(0.18	)†	$(0.17)	$(0.12)	$—	$(0.12)
2015(b)	12.60	0.14	(1)	(1.17	)†	(1.03)	—	—	—
Investor Shares
2016*	$11.56	$—	(1) (c)	$(0.18	)†	$(0.18)	$(0.10)	$—	$(0.10)
2015	13.40	0.13	(1)	(1.85	)†	(1.72)	(0.12)	—	(0.12)
2014	13.76	0.12	(1)	(0.36	)†	(0.24)	(0.12)	—	(0.12)
2013	12.91	0.15	(1)	0.81	†	0.96	(0.11)	—	(0.11)
2012	12.29	0.15	(1)	0.66	†	0.81	(0.12)	(0.07)	(0.19)
2011	13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
Advisor Shares
2016*	$11.56	$(0.01	) (1)	$(0.19	)†	$(0.20)	$(0.07)	$—	$(0.07)
2015	13.33	0.10	(1)	(1.83	)†	(1.73)	(0.04)	—	(0.04)
2014	13.70	0.08	(1)	(0.37	)†	(0.29)	(0.08)	—	(0.08)
2013	12.85	0.11	(1)	0.83	†	0.94	(0.09)	—	(0.09)
2012	12.23	0.10	(1)	0.69	†	0.79	(0.10)	(0.07)	(0.17)
2011	13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)

*        For the six months ended April 30, 2016 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Rate.

†        Includes redemption fees. Amount was less than $0.01 per share.

(1)  Per share net investment income (loss) calculated using average shares.

(a)   Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)  Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)   Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
U.S. Small and Mid Cap Opportunities Fund
R6 Shares
2016*	$11.82	3.35%	$2,644	0.90%	1.47%	0.30%	36%
2015(b)	12.76	3.24	1,935	0.90	1.51	0.03	56
Investor Shares
2016*	$11.81	3.34%	$65,606	1.05%	1.62%	0.16%	36%
2015	12.74	7.23	50,126	1.05	1.60	0.05	56
2014	13.89	12.97	59,840	1.05	1.38	0.00	62
2013	15.39	32.80	67,890	1.05	1.35	0.02	72
2012	12.33	8.41	111,332	1.05	1.27	0.02	76
2011	11.56	5.21	209,199	1.05	1.25	0.21	100
Advisor Shares
2016*	$11.40	3.15%	$9,204	1.30%	1.87%	(0.12)%	36%
2015	12.36	7.00	5,541	1.30	1.85	(0.21)	56
2014	13.56	12.65	5,756	1.30	1.63	(0.25)	62
2013	15.12	32.52	6,766	1.30	1.59	(0.27)	72
2012	12.15	8.07	6,012	1.30	1.53	(0.24)	76
2011	11.40	4.90	6,974	1.30	1.52	0.00	100
Emerging Market Equity Fund
R6 Shares
2016*	$11.28	(1.44)%	$410,237	1.10%	1.20%	0.21%	30%
2015(b)	11.57	(8.17)	351,836	1.10	1.21	1.35	55
Investor Shares
2016*	$11.28	(1.50)%	$784,094	1.25%	1.34%	0.05%	30%
2015	11.56	(12.88)	877,480	1.24	1.33	1.05	55
2014	13.40	(1.77)	1,135,896	1.24	1.26	0.87	58
2013	13.76	7.49	841,841	1.23	1.25	1.16	47
2012	12.91	6.77	437,270	1.25	1.26	1.18	47
2011	12.29	(7.73)	234,258	1.25	1.34	1.34	69
Advisor Shares
2016*	$11.29	(1.72)%	$38,649	1.50%	1.59%	(0.21)%	30%
2015	11.56	(13.01)	41,116	1.49	1.57	0.76	55
2014	13.33	(2.08)	122,722	1.49	1.50	0.61	58
2013	13.70	7.33	208,116	1.48	1.50	0.84	47
2012	12.85	6.57	153,283	1.50	1.51	0.81	47
2011	12.23	(7.95)	95,602	1.50	1.59	1.05	69

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2016 (unaudited) and the Years or Period Ended October 31,

(unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Emerging Markets Multi-Cap Equity Fund
R6 Shares
2016*	$8.40	$0.05	(1)	$—		$0.05	$(0.11)	$—	$(0.11)
2015(b)	9.72	0.20	(1)	(1.34)		(1.14)	(0.18)	—	(0.18)
Investor Shares
2016*	$8.40	$0.04	(1)	$0.02	†	$0.06	$(0.11)	$—	$(0.11)
2015	10.91	0.20	(1)	(1.95	)†	(1.75)	(0.24)	(0.52)	(0.76)
2014	11.36	0.24	(1)	(0.09)		0.15	(0.27)	(0.33)	(0.60)
2013(c)	10.00	0.09	(1)	1.34		1.43	(0.07)	—	(0.07)
Advisor Shares
2016*	$8.40	$0.03	(1)	$0.01		$0.04	$(0.10)	$—	$(0.10)
2015	10.91	0.18	(1)	(1.96)		(1.78)	(0.21)	(0.52)	(0.73)
2014	11.35	0.21	(1)	(0.08)		0.13	(0.24)	(0.33)	(0.57)
2013(c)	10.00	0.08	(1)	1.33		1.41	(0.06)	—	(0.06)
Emerging Markets Small Cap Fund
R6 Shares
2016*	$10.52	$0.02	(1)	$0.21		$0.23	$—	$—	$—
2015(d)	10.00	(0.01	)(1)	0.53		0.52	—	—	—
Investor Shares
2016*	$10.52	$0.01	(1)	$0.21		$0.22	$—	$—	$—
2015(d)	10.00	(0.01	)(1)	0.53		0.52	—	—	—
International Alpha Fund
R6 Shares
2016*	$11.02	$0.08	(1)	$(0.40)		$(0.32)	$(0.15)	$—	$(0.15)
2015(b)	10.88	0.17	(1)	(0.03)		0.14	—	—	—
Investor Shares
2016*	$11.01	$0.06	(1)	$(0.39	)†	$(0.33)	$(0.13)	$—	$(0.13)
2015	11.86	0.12	(1)	(0.23	)†	(0.11)	(0.29)	(0.45)	(0.74)
2014	12.04	0.29	(1)	(0.23	)†	0.06	(0.14)	(0.10)	(0.24)
2013	9.87	0.14	(1)	2.14	†	2.28	(0.11)	—	(0.11)
2012	9.36	0.13	(1)	0.48	†	0.61	(0.10)	—	(0.10)
2011	10.51	0.10	(1)	(1.01	)†	(0.91)	(0.24)	—	(0.24)
Advisor Shares
2016*	$11.35	$0.05	(1)	$(0.41	)†	$(0.36)	$(0.10)	$—	$(0.10)
2015	11.93	0.05	(1)	(0.18)		(0.13)	—	(0.45)	(0.45)
2014	12.11	0.26	(1)	(0.22	)†	0.04	(0.12)	(0.10)	(0.22)
2013	9.93	0.17	(1)	2.09	†	2.26	(0.08)	—	(0.08)
2012	9.34	0.09	(1)	0.50	†	0.59	—	—	—
2011	10.47	0.10	(1)	(1.02	)†	(0.92)	(0.21)	—	(0.21)

*        For the six months ended April 30, 2016 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Rate.

†        Includes redemption fees. Amount was less than $0.01 per share.

(1)  Per share net investment income (loss) calculated using average shares.

(a)   Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)  Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)   Commenced operations on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(d)  Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Emerging Markets Multi-Cap Equity Fund
R6 Shares
2016*	$8.34	0.74%	$16,795	0.90%	2.64%	1.23%	33%
2015(b)	8.40	(11.76)	16,592	0.90	2.53	2.49	104
Investor Shares
2016*	$8.35	0.77%	$5,772	1.05%	2.79%	1.00%	33%
2015	8.40	(16.81)	8,389	1.11	2.55	2.07	104
2014	10.91	1.47	26,865	1.25	2.39	2.17	96
2013(c)	11.36	14.28	21,578	1.25	3.42	2.41	40
Advisor Shares
2016*	$8.34	0.54%	$907	1.30%	3.04%	0.82%	33%
2015	8.40	(17.03)	911	1.33	2.87	1.89	104
2014	10.91	1.31	1,164	1.50	2.65	1.93	96
2013(c)	11.35	14.11	1,136	1.50	3.67	2.16	40
Emerging Markets Small Cap Fund
R6 Shares
2016*	$10.75	2.19%	$13,017	1.50%	2.99%	0.28%	22%
2015(d)	10.52	5.20	12,103	1.50	6.52	(0.57)	5
Investor Shares
2016*	$10.74	2.09%	$21	1.65%	3.14%	0.13%	22%
2015(d)	10.52	5.20	21	1.65	6.67	(0.72)	5
International Alpha Fund
R6 Shares
2016*	$10.55	(2.92)%	$60,473	0.80%	1.08%	1.51%	20%
2015(b)	11.02	1.29	54,747	0.81	1.09	1.78	45
Investor Shares
2016*	$10.55	(2.99)%	$95,979	0.95%	1.23%	1.24%	20%
2015	11.01	(0.89)	104,237	0.95	1.19	1.02	45
2014	11.86	0.54	98,855	0.95	1.03	2.39	54
2013	12.04	23.27	97,227	0.95	1.10	1.28	47
2012	9.87	6.67	65,921	1.01	1.46	1.42	63
2011	9.36	(8.87)	44,038	1.15	1.49	0.97	96
Advisor Shares
2016*	$10.89	(3.17)%	$3,311	1.20%	1.48%	0.96%	20%
2015	11.35	(1.08)	3,921	1.17	1.38	0.46	45
2014	11.93	0.30	84,474	1.23	1.31	2.17	54
2013	12.11	22.91	101,113	1.23	1.33	1.50	47
2012	9.93	6.32	3,927	1.32	1.78	1.00	63
2011	9.34	(8.97)	4,411	1.40	1.72	0.91	96

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2016 (unaudited) and the Years or Period Ended October 31,

(unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Multi-Cap Value Fund
R6 Shares
2016*	$8.46	$0.10	(1)	$0.04		$0.14	$(0.11)	$—	$(0.11)
2015(b)	8.79	0.24	(1)	(0.38)		(0.14)	(0.19)	—	(0.19)
Investor Shares
2016*	$8.47	$0.09	(1)	$0.03	†	$0.12	$(0.10)	$—	$(0.10)
2015	9.46	0.22	(1)	(0.69	)†	(0.47)	(0.26)	(0.26)	(0.52)
2014	10.21	0.28	(1)	(0.17	)†	0.11	(0.36)	(0.50)	(0.86)
2013	8.59	0.24	(1)	1.75	†	1.99	(0.37)	—	(0.37)
2012	8.34	0.24	(1)	0.30	†	0.54	(0.29)	—	(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
Advisor Shares
2016*	$8.48	$0.08	(1)	$0.03	†	$0.11	$(0.09)	$—	$(0.09)
2015	9.46	0.20	(1)	(0.68	)†	(0.48)	(0.24)	(0.26)	(0.50)
2014	10.22	0.26	(1)	(0.20	)†	0.06	(0.32)	(0.50)	(0.82)
2013	8.58	0.22	(1)	1.75	††	1.97	(0.33)	—	(0.33)
2012	8.33	0.22	(1)	0.30	†	0.52	(0.27)	—	(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)

*        For the six months ended April 30, 2016 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Rate.

†        Includes redemption fees. Amount was less than $0.01 per share.

††   Includes redemption fees of $0.01 per share.

(1)  Per share net investment income (loss) calculated using average shares.

(a)   Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)  Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
International Multi-Cap Value Fund
R6 Shares
2016*	$8.49	1.65%	$80,250	0.75%	1.11%	2.50%	51%
2015(b)	8.46	(1.62)	75,256	0.76	1.08	3.18	90
Investor Shares
2016*	$8.49	1.44%	$171,704	0.90%	1.25%	2.23%	51%
2015	8.47	(5.12)	218,467	0.91	1.22	2.45	90
2014	9.46	1.15	213,991	0.95	1.14	2.86	66
2013	10.21	23.84	105,501	0.95	1.43	2.58	79
2012	8.59	6.84	56,727	0.98	2.31	2.87	66
2011	8.34	(3.72)	12,245	1.15	3.60	3.14	91
Advisor Shares
2016*	$8.50	1.32%	$15,624	1.15%	1.51%	1.97%	51%
2015	8.48	(5.27)	19,330	1.17	1.48	2.21	90
2014	9.46	0.67	24,498	1.30	1.51	2.66	66
2013	10.22	23.58	38,501	1.30	1.78	2.32	79
2012	8.58	6.63	9,358	1.32	2.95	2.75	66
2011	8.33	(3.90)	6,767	1.40	3.89	2.73	91

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which consists of one diversified series: Schroder North American Equity Fund (a “Fund,” the “Fund”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (each a “Fund” and collectively, the “SCFD Funds”).

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into thirteen separate series. Included in this report are Schroder U.S. Small and Mid-Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund and Schroder International Multi-Cap Value Fund (each a “Fund,” collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Fund, the “Funds”), all of which are diversified funds. Schroder Emerging Markets Small Cap Fund commenced operations on August 26, 2015.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Securities for which market quotations are readily available are valued at current market value in accordance with the valuation procedures of SST, SGST and SCFD (the “Trusts”). Securities for which market values are not readily available, or for which Schroder Investment Management North America Inc. (“SIMNA”) believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued by SIMNA at their fair values pursuant to procedures adopted by the Boards of Trustees of the Trusts. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment. Certain securities are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. Market quotations are not readily available for many bonds (excluding most U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are generally fair valued.

Debt securities are priced based upon valuations provided by independent, third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities.  Such methodologies generally consider factors such as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from a Trust’s primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price.  Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, the security will be valued according to the Trusts’ fair value procedures.  Exchange traded options, including options on indices, are generally valued at the composite mean price or, in the absence of such a mean price, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.  Options not traded on a securities exchange or board of trade for which market quotations are readily available are valued at the most recently reported mid-market price.  Rights and warrants are valued at the last reported sale price on the exchange on which they are principally traded. Futures are valued at the settlement price established each day by the board of exchange on which they are principally traded.  On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Funds calculate their net asset values. On such days, the best available price (which is typically the last sales price) may be used to value the Funds’ futures positions. If rights and warrants are not traded on a particular day, intrinsic value may be used to value the security.  Otherwise, the security will be valued according to the Trusts’ fair value procedures.  Swaps held by the Funds are valued primarily using valuations from independent pricing services, if the swap is not centrally cleared.  In the case of a swap that is centrally cleared, it may be valued at the valuation used by the clearing organization in its determination of applicable margin amounts for the swap.  If no valuation is available using these methods, then valuations can be sought from brokers, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued.  In the absence of the above, SIMNA’s Pricing Committee (the “Committee”) will determine an appropriate method of valuation, subject to the Trusts’ fair value procedures. The Committee is comprised of officers of the Funds and SIMNA and other responsible personnel of SIMNA.  Other securities and assets for which market quotations are not readily available are valued in accordance with the Trusts’ fair value procedures. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time a Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that a Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund, are generally considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the period ended April 30, 2016, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year in a timely manner, to its shareholders in the form of dividends. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended April 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Emerging Markets Multi-Cap Equity Fund and Schroder International Multi-Cap Value Fund, which declares and distribute dividends to shareholders from net investment income and distributes these dividends quarterly.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America (“SIMNA”). Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Fund and the SCFD Funds, and quarterly for the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares and R6 Shares of certain Funds, as applicable, SIMNA has contractually agreed to waive management fees for the U.S. Small and Mid Cap Opportunities Fund, Emerging Markets Multi-Cap Equity Fund, International Alpha Fund, International Multi-Cap Value Fund and Schroder Emerging Markets Small Cap Fund and has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2017, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

Effective March 1, 2016

			Expense Limitation
	Management fee		R6 Shares	Investor Shares	Advisor Shares
Schroder U.S Opportunities Fund	0.85	%*	1.05%	1.20%	1.45%

*Management fee after contractual fee waiver. Prior to March 1, 2016, Management fee was 1.00%.

Effective August 26, 2015

		Expense Limitation
	Management fee	R6 Shares	Investor Shares
Schroder Emerging Markets Small Cap Fund	1.25%	1.50%	1.65%

Effective December 19, 2014

			Expense Limitation
	Management fee		R6 Shares	Investor Shares	Advisor Shares
Schroder North American Equity Fund	0.25%		N/A	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	0.80	%*	0.90%	1.05%	1.30%
Schroder Emerging Market Equity Fund	1.00%		1.10%	1.25%	1.50%
Schroder Emerging Markets Multi-Cap Equity Fund	0.80	%*	0.90%	1.05%	1.30%
Schroder International Alpha Fund	0.70	%*	0.80%	0.95%	1.20%
Schroder International Multi-Cap Value Fund	0.65	%*	0.75%	0.90%	1.15%

*Management fee after contractual fee waiver.

Prior to December 19, 2014

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares
Schroder North American Equity Fund	0.25%	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%
Schroder Emerging Markets Multi-Cap Equity Fund	1.00%	1.25%	1.50%
Schroder International Alpha Fund	0.80%	0.95%	1.30%
Schroder International Multi-Cap Value Fund	0.80%	0.95%	1.30%

N/A — Fund is not currently subject to the expense limitation agreement.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund. During the reporting period, SIMNA paid SIMNA Ltd. the following percentage of the investment advisory fees it received from Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund, after waivers, as set forth below.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	49.5%
Schroder Emerging Market Equity Fund	49.5%
Schroder Emerging Markets Multi-Cap Equity Fund	49.5%
Schroder Emerging Markets Small Cap Fund*	49.5%
Schroder International Alpha Fund	49.5%
Schroder International Multi-Cap Value Fund	49.5%

*Effective August 26, 2015.

Schroders also has agreed to reduce the management fee for the Schroder Emerging Market Equity Fund in an amount equal to the portion of advisory fees paid to Schroders or its affiliates by the Schroder Emerging Markets Small Cap Fund and attributable to the Schroder Emerging Market Equity Fund’s investments in such Fund.

The administrator of the SGST Fund is Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA. SFA receives no compensation for its services for the SGST Fund. SIMNA provides certain administration services to the SCFD Funds. SIMNA’s compensation for these services is included in the SCFD Funds’ advisory fees.

Effective January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Fund, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Fund, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $1 billion of such assets; 0.0700% on the next $2 billion of such assets; 0.0600% on the next $1.5 billion of such assets; and 0.0575% on assets in excess of $4.5 billion. Each Fund pays its pro rata portion of such fees.

Prior to January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI, the SCFD Funds and the SGST Fund, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, paid fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Fund, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund paid its pro rata portion of such fees.

Effective January 29, 2005, as amended January 1, 2013, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund (other than Schroder Emerging Markets Small Cap Fund) to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate SFA for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

Effective December 19, 2014, each Fund has adopted a shareholder service plan (the “Plan”) with respect to its Advisor Shares and Investor Shares. Under the Plan, each Fund, except Schroder North American Equity Fund, may make payments out of the assets attributable to its Advisor Shares or its Investor Shares to SIMNA, SFA, the Funds’ distributor, and such other entities as may from time to time act as the shareholder servicer of such class for providing services and/or incurring expenses directly or indirectly

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

supporting or relating to the shareholder servicing function for Advisor Shares and Investor Shares as compensation for such services and expenses. Payments under the Plan are made at an annual rate of up to 0.15% of a Fund’s average daily net assets attributable to the applicable share class; payments under the Plan are not made for distribution services or expenses. This payment is in addition to payments made under the Funds’ 12b-1 plans, if applicable. SIMNA, SFA, or any of their affiliates, may, from time to time, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources. Previously, each Fund, with respect to its Advisor Shares, was authorized to reimburse SIMNA, SFA, or their affiliates for a portion of payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement was limited to 0.10% of a Fund’s Advisor Shares’ average daily net assets.

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

The fair value of derivative instruments as of April 30, 2016, was as follows:

	Statement of Assets and Liabilities	Asset	Liability
Fund	Location	Derivatives	Derivatives
Schroder North American Equity Fund
Equity contracts
Futures Contracts	Variation margin payable on futures	$—	$(173,565)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	—	(114,673)
		$—	$(288,238)
Schroder U.S. Opportunities Fund
Equity contracts
Futures Contracts	Variation margin payable on futures	$—	$(4,440)

Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	Variation margin payable on futures	$—	$(2,924)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	—	(18,096)
		$—	$(21,020)
Schroder International Multi-Cap Value Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	$—	$(297,954)

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016, was as follows:

The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:

		Change in Unrealized
	Net Realized	Appreciation
Fund	Gain/(Loss)*	(Depreciation)**	Total
Schroder North American Equity Fund
Equity contracts
Futures Contracts	$740,894	$(405,055)	$335,839
Foreign exchange contracts
Forward Contracts	(189,623)	(320,858)	(510,481)
	$551,271	$(725,913)	$(174,642)
Schroder U.S. Opportunities Fund
Equity contracts
Futures Contracts	$21,579	$10,596	$32,175

Schroder U.S. Small and Mid Cap Opportunities Fund
Equity contracts
Futures Contracts	$(100,271)	$33	$(100,238)

Schroder Emerging Market Equity Fund
Foreign exchange contracts
Forward Contracts	$(1,277,489)	$—	$(1,277,489)

Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$(101,929)	$38,831	$(63,098)
Foreign exchange contracts
Forward Contracts	50,676	(40,649)	10,027
	$(51,253)	$(1,818)	$(53,071)
Schroder International Multi-Cap Value Fund
Equity contracts
Futures Contracts	$(167,694)	$—	$(167,694)
Foreign exchange contracts
Forward Contracts	116,223	(296,496)	(180,273)
	$(51,471)	$(296,496)	$(347,967)

* Futures contracts are included in net realized gain (loss) on futures and forward contracts are included in net realized gain (loss) on foreign currency transactions.

** Futures contracts are included in change in unrealized appreciation on futures and forward contracts are included in change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency transactions.

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

The volume of forward contracts and futures contracts, as a percentage of net assets, based on gross month-end notional amounts during the period, including long and short positions, at absolute value, was as follows for the period ended April 30, 2016:

	Forward Contracts	Futures Contracts
Schroder North American Equity Fund
Average Notional Amount Outstanding	1.48%	3.67%
Notional Amount Outstanding as of April 30, 2016	1.54%	3.48%

Futures Contracts
Schroder U.S. Opportunities Fund
Average Notional Amount Outstanding	0.06%
Notional Amount Outstanding as of April 30, 2016	0.38%

Futures Contracts
Schroder U.S. Small and Mid Cap Opportunities Fund
Average Notional Amount Outstanding	0.41%
Notional Amount Outstanding as of April 30, 2016	0.00%

	Forward Contracts	Futures Contracts
Schroder Emerging Markets Multi-Cap Equity Fund
Average Notional Amount Outstanding	13.36%	5.20%
Notional Amount Outstanding as of April 30, 2016	8.01%	5.78%

	Forward Contracts	Futures Contracts
Schroder International Multi-Cap Value Fund
Average Notional Amount Outstanding	5.38%	0.38%
Notional Amount Outstanding as of April 30, 2016	4.06%	0.00%

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements.  The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.

The following is a summary by derivative type of the market value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty as of April 30, 2016:

	Gross Assets-	Gross Liabilities-	Net	Cash
	Recognized in the	Recognized in the	Amount	Collateral
	Statement of Assets	Statement of Assets	Available to	Pledged or	Net
	and Liabilities	and Liabilities	be Offset	(Received)†	Amount‡
Schroder North American Equity Fund

	Forward Contracts	Forward Contracts
Canadian Imperial Bank of Commerce	$—	$(71,563)	$(71,563)	$—	$(71,563)
HSBC	—	(43,110)	(43,110)	—	(43,110)
Total	$—	$(114,673)	$(114,673)	$—	$(114,673)

Schroder Emerging Markets Multi-Cap Equity Fund

	Forward Contracts	Forward Contracts
HSBC	$—	$(3,934)	$(3,934)	$—	$(3,934)
Standard Chartered	—	(3,146)	(3,146)	—	(3,146)
State Street Bank	—	(11,016)	(11,016)	—	(11,016)
	$—	$(18,096)	$(18,096)	$—	$(18,096)

Schroder International Multi-Cap Value Fund

	Forward Contracts	Forward Contracts
BNP Paribas	$—	$(47,107)	$(47,107)	$—	$(47,107)
Standard Chartered	—	(27,751)	(27,751)	—	(27,751)
State Steet Bank	—	(12,677)	(12,677)	—	(12,677)
UBS Securities	—	(91,840)	(91,840)	—	(91,840)
Westpac Banking	—	(118,579)	(118,579)	—	(118,579)
Total	$—	$(297,954)	$(297,954)	$—	$(297,954)

† Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡ Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.  Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

NOTE 5 — REDEMPTION FEES

Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to SFA or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the period ended April 30, 2016 were as follows:

Schroder U.S. Opportunities Fund	$530
Schroder U.S. Small and Mid Cap Opportunities Fund	27,180
Schroder Emerging Market Equity Fund	12,424
Schroder Emerging Markets Multi-Cap Equity Fund	1,626
Schroder International Alpha Fund	101
Schroder International Multi-Cap Value Fund	17,216

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

NOTE 6 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or SFA.  Certain officers of the Funds are also officers of SIMNA and SFA. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the period ended April 30, 2016 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$275,269,483	$259,355,336
Schroder U.S. Opportunities Fund	35,334,660	42,465,642
Schroder U.S. Small and Mid Cap Opportunities Fund	36,015,819	20,244,527
Schroder Emerging Market Equity Fund	356,448,645	351,159,902
Schroder Emerging Markets Multi-Cap Equity Fund	7,400,899	9,954,638
Schroder Emerging Markets Small Cap Fund	3,675,452	2,641,355
Schroder International Alpha Fund	31,571,068	31,594,442
Schroder International Multi-Cap Value Fund	136,290,049	182,894,875

Investments made by the Schroder Emerging Market Equity Fund in another Schroder Fund is considered to be an investment in an Affiliated Company as defined under section 2(a)(2) of the Investment Company Act. A summary of the investment and income activity in the Affiliated Company’s shares for Schroder Emerging Market Equity Fund for the period ended April 30, 2016 is as follows:

Affiliated Registered Investment Company	Value at October 31, 2015	Contributions	Withdrawals	Change in Unrealized	Income from Affiliated Investments	Value at April 30, 2016
Schroder Emerging Markets Small Cap Fund	$12,099,262	$648,719	$—	$266,344	$—	$13,014,325

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to net operating loss, differing treatments for gains resulting from investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions and utilization of equalization distribution on redemption. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2015, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$2,064,654	$(2,063,952)	$(702)
Schroder U.S. Opportunities Fund	73,838	(774,438)	700,600
Schroder U.S. Small and Mid Cap Opportunities Fund	2,344	(1,501,713)	1,499,369
Schroder Emerging Market Equity Fund	(387,645)	390,624	(2,979)
Schroder Emerging Markets Multi-Cap Equity Fund	284,198	(284,198)	—
Schroder Emerging Markets Small Cap Fund	(836)	12,024	(11,188)
Schroder International Alpha Fund	(83,096)	83,096	—
Schroder International Multi-Cap Value Fund	1,814,343	(1,814,343)	—

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2015 and October 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder North American Equity Fund
2015	$14,809,732	$27,882,801	$42,692,533
2014	12,933,304	—	12,933,304
Schroder U.S. Opportunities Fund
2015	—	15,240,149	15,240,149
2014	4,585,313	17,942,726	22,528,039
Schroder U.S. Small and Mid Cap Opportunities Fund
2015	1,935,815	7,462,982	9,398,797
2014	3,256,364	11,411,952	14,668,316
Schroder Emerging Market Equity Fund
2015	11,323,194	—	11,323,194
2014	8,048,688	—	8,048,688
Schroder Emerging Markets Multi-Cap Equity Fund
2015	1,736,625	167,585	1,904,210
2014	1,259,802	—	1,259,802
Schroder International Alpha Fund
2015	5,742,456	5,436,951	11,179,407
2014	2,081,493	1,544,405	3,625,898
Schroder International Multi-Cap Value Fund
2015	11,207,446	3,805,700	15,013,146
2014	12,208,725	2,659,321	14,868,046

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Current Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$17,807,352	$26,082,517	$—	$—	$197,700,457	$(32,643)	$241,557,683
Schroder U.S. Opportunities Fund	—	9,320,355	—	(372,281)	26,762,767	11	35,710,852
Schroder U.S. Small and Mid Cap Opportunities Fund	16,224	5,977,953	—	—	11,507,646	(6,275)	17,495,548
Schroder Emerging Market Equity Fund	11,495,542	—	(157,348,452)	—	11,639,816	(7,752)	(134,220,846)
Schroder Emerging Markets Multi-Cap Equity Fund	247,441	—	(721,352)	—	(4,447,477)	(27,058)	(4,948,446)
Schroder Emerging Markets Small Cap Fund	—	—	(53,942)	(10,246)	677,948	2	613,762
Schroder International Alpha Fund	1,976,107	—	(3,224,422)	—	6,019,566	(7)	4,771,244
Schroder International Multi-Cap Value Fund	1,515,748	—	(4,421,830)	—	(24,453,689)	(12,511)	(27,372,282)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2015 through October 31, 2015, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes, subject in some cases to certain limitations. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RlC Mod losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must use any post-RlC Mod losses, which will not expire, before it uses

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

any pre-RIC Mod losses. This increases the likelihood that pre-RlC Mod losses will expire unused at the conclusion of the eight-year carryforward period. The Fund listed below has the following pre-RIC Mod losses, which expire on the following date, except that the carryforward of Schroder International Alpha Fund may be subject to annual limitations:

October 31, 2017

Schroder International Alpha Fund	$3,224,422

The Fund listed below has the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total

Schroder Emerging Market Equity Fund	$124,547,290	$32,801,162	$157,348,452
Schroder Emerging Markets Multi-Cap Value Fund	721,352	—	721,352
Schroder Emerging Markets Small Cap Fund	53,942	—	53,942
Schroder International Multi-Cap Value Fund	2,357,240	2,064,590	4,421,830

During the year ended October 31, 2015, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder International Alpha Fund	$997,286

At April 30, 2016, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$567,343,067	$200,590,516	$(12,303,910)	$188,286,606
Schroder U.S. Opportunities Fund	91,520,484	25,921,954	(2,225,543)	23,696,411
Schroder U.S. Small and Mid Cap Opportunities Fund	59,674,733	12,655,569	(682,055)	11,973,514
Schroder Emerging Market Equity Fund	1,142,665,723	145,345,052	(63,679,088)	81,665,964
Schroder Emerging Markets Multi-Cap Equity Fund	24,100,119	1,310,877	(2,972,473)	(1,661,596)
Schroder Emerging Markets Small Cap Fund	11,987,992	1,355,073	(533,866)	821,207
Schroder International Alpha Fund	153,830,486	14,579,744	(11,103,153)	3,476,591
Schroder International Multi-Cap Value Fund	271,369,414	18,258,238	(24,748,672)	(6,490,434)

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarly apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

Schroder Emerging Market Equity Fund, Schroder Emerging Market Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund Fund, and Schroder Emerging Markets Small Cap Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund may enter into derivative transactions including futures contracts, options, and swap contracts. Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. Additional principal risks for the Funds can be found in the prospectus.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2016 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	3	97.19%
Schroder U.S. Opportunities Fund	3	79.21
Schroder U.S. Small and Mid Cap Opportunities Fund	4	68.96
Schroder Emerging Market Equity Fund	4	48.22
Schroder Emerging Markets Multi-Cap Equity Fund	1	67.52
Schroder Emerging Markets Small Cap Fund	1	99.83
Schroder International Alpha Fund	4	89.53
Schroder International Multi-Cap Value Fund	6	82.86

One account shown above holding 67.52% of the Schroder Emerging Markets Multi-Cap Equity Fund and one account shown above holding 99.83% of the Schroder Emerging Markets Small Cap Fund, are owned by an affiliate of SIMNA.

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $50 million committed revolving line of credit with JPMorgan Chase Bank, N.A.  Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. For the period ended April 30, 2016, borrowings are detailed in the table below:

	Amounts utilized	Number of days	Interest paid

Schroder U.S. Small and Mid Cap Opportunities Fund	$315,000	5 days	$67
Schroder Emerging Market Equity Fund	16,775,000	10 days	4,144
Schroder Emerging Markets Multi-Cap Equity Fund	1,160,000	12 days	136
Schroder International Alpha Fund	1,910,000	9 days	217
Schroder International Multi-Cap Value Fund	36,790,000	59 days	7,194

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the period ended April 30, 2016 and the year or period ended October 31, 2015, were as follows:

	North American Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2016	2015	2016	2015*	2016	2015**
R6 Shares:
Sales of shares	N/A	N/A	—	839	60,206	544,658
Reinvestment of distributions	N/A	N/A	—	—	17,770	—
Redemption of shares	N/A	N/A	—	—	(5,912)	(392,945)
Net increase in R6 Shares	N/A	N/A	—	839	72,064	151,713
Investor Shares:
Sales of shares	2,298,315	1,307,975	100,752	245,297	2,000,798	384,444
Reinvestment of distributions	3,017,996	2,656,100	389,738	605,262	455,514	705,277
Redemption of shares	(1,339,418)	(6,032,479)	(498,677)	(846,694)	(834,344)	(1,463,897)
Net increase (decrease) in Investor Shares	3,976,893	(2,068,404)	(8,187)	3,865	1,621,968	(374,176)
Advisor Shares:
Sales of shares	458	12,884	5,840	5,580	458,643	79,592
Reinvestment of distributions	1,285	990	3,094	4,017	53,817	70,606
Redemption of shares	(9,618)	(11,674)	(2,022)	(3,383)	(153,449)	(126,167)
Net increase (decrease) in Advisor Shares	(7,875)	2,200	6,912	6,214	359,011	24,031

	Emerging Market Equity Fund		Emerging Markets Multi- Cap Equity Fund		Emerging Markets Small Cap Fund
	2016	2015**	2016	2015**	2016	2015(a)
R6 Shares:
Sales of shares	8,562,184	31,830,423	67,614	2,018,967	60,515	1,150,121
Reinvestment of distributions	336,787	—	1,366	1,497	—	—
Redemption of shares	(2,924,091)	(1,431,655)	(31,109)	(44,369)	—	—
Net increase in R6 Shares	5,974,880	30,398,768	37,871	1,976,095	60,515	1,150,121
Investor Shares:
Sales of shares	19,892,975	43,209,346	72,848	1,360,833	—	2,001
Reinvestment of distributions	469,990	731,850	9,226	36,112	—	—
Redemption of shares	(26,714,802)	(52,819,713)	(388,860)	(2,860,701)	—	—
Net increase (decrease) in Investor Shares	(6,351,837)	(8,878,517)	(306,786)	(1,463,756)	—	2,001
Advisor Shares:
Sales of shares	548,874	639,455	420	2,056	N/A	N/A
Reinvestment of distributions	19,654	12,367	108	526	N/A	N/A
Redemption of shares	(703,487)	(6,298,130)	(266)	(795)	N/A	N/A
Net increase (decrease) in Advisor Shares	(134,959)	(5,646,308)	262	1,787	N/A	N/A

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

	International Alpha Fund		International Multi-Cap Value Fund
	2016	2015**	2016	2015**
R6 Shares:
Sales of shares	729,927	4,975,578	1,191,801	17,974,403
Reinvestment of distributions	35,366	—	3,570	4,440
Redemption of shares	—	(9,191)	(631,713)	(9,086,960)
Net increase in R6 Shares	765,293	4,966,387	563,658	8,891,883
Investor Shares:
Sales of shares	835,240	7,909,211	6,648,497	19,649,141
Reinvestment of distributions	104,186	750,609	215,579	973,850
Redemption of shares	(1,306,283)	(7,529,321)	(12,446,805)	(17,449,491)
Net increase (decrease) in Investor Shares	(366,857)	1,130,499	(5,582,729)	3,173,500
Advisor Shares:
Sales of shares	27,168	171,059	341,970	616,397
Reinvestment of distributions	2,802	13,920	21,772	142,441
Redemption of shares	(71,525)	(6,922,018)	(806,351)	(1,066,706)
Net (decrease) in Advisor Shares	(41,555)	(6,737,039)	(442,609)	(307,868)

(a) Fund commenced investment activities August 26, 2015.

* R6 shares commenced operations on September 30, 2015.

** R6 shares commenced operations on December 30, 2014.

N/A — The share class has not commenced operations.

NOTE 13 — LITIGATION

In May 2011, “Schroders U.S. Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”). In January 2012, “Schroders U.S. Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”). Both litigations sought to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers.  On January 8, 2015, following a widely-circulated settlement offer by the plaintiffs and a consideration by the Board of Trustees, Schroder North American Equity Fund entered into a settlement agreement with the plaintiffs in the litigations pursuant to which the Fund paid $204,542.  As a result, all claims against Schroder North American Equity Fund were dismissed pursuant to notices of dismissals dated January 23, 2015.

NOTE 14 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued.  As previously announced, the Board of Trustees has approved a reorganization plan whereby the Schroder Absolute Return EMD and Currency Fund,  Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, are proposed to be adopted by new corresponding series of the Hartford Mutual Fund II family, subject to shareholder approval and other conditions (each a “Reorganization”).  If the Reorganizations are completed as proposed, each shareholder of a Schroder fund listed above would become a shareholder of a Hartford fund with a substantially similar investment objective and substantially similar principal investment strategies.  Hartford Funds Management Company, LLC would serve as the investment adviser to each post-Reorganization Fund, and  Schroder Investment Management North America Inc. (“SIMNA”), the current investment adviser to each Fund, would serve as the sub-adviser to each post-Reorganization Fund. For those Funds that Schroder Investment Management North America Limited currently serves as the sub-adviser, Schroder Investment Management North America Limited would serve as a sub-sub-adviser to those Funds.  The Reorganizations are not expected to result in any changes to the portfolio management team of each Fund.  The Reorganizations, if approved by shareholders, are expected to close in the third quarter of 2016.

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2016 (unaudited)

As a supplement to that strategic plan, and contingent on the closings of the reorganizations discussed above, Schroders has proposed and the Board of Trustees has approved a transition of the Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder North American Equity Fund, Schroder Short Duration Bond Fund and Schroder Total Return Fixed Income Fund to the Advisors’ Inner Circle III platform, through the election of new trustees and amendment of certain management contracts, subject to shareholder approval and other conditions. Following these actions, anticipated to occur in the fourth quarter of 2016, we will continue to manage fund assets as the Adviser to the funds and utilizing the same portfolio management teams.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,004.60	0.32%	$1.59
Advisor Shares	1,000.00	1,002.50	0.67	3.34
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.27	0.32%	$1.61
Advisor Shares	1,000.00	1,021.53	0.67	3.37
Schroder U.S. Opportunities Fund
Actual Expenses
R6 Shares	$1,000.00	$1,006.90	1.05%	$5.24
Investor Shares	1,000.00	1,006.50	1.17	5.84
Advisor Shares	1,000.00	1,005.40	1.42	7.08
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,019.64	1.05%	$5.27
Investor Shares	1,000.00	1,019.05	1.17	5.87
Advisor Shares	1,000.00	1,017.80	1.42	7.12

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 182/366 (to reflect the one-half year period).

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
R6 Shares	$1,000.00	$1,033.50	0.90%	$4.55
Investor Shares	1,000.00	1,033.40	1.05	5.31
Advisor Shares	1,000.00	1,031.50	1.30	6.57
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,020.39	0.90%	$4.52
Investor Shares	1,000.00	1,019.64	1.05	5.27
Advisor Shares	1,000.00	1,018.40	1.30	6.52
Schroder Emerging Market Equity Fund
Actual Expenses
R6 Shares	$1,000.00	$985.60	1.10%	$5.43
Investor Shares	1,000.00	985.00	1.25	6.17
Advisor Shares	1,000.00	982.80	1.50	7.39
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,019.34	1.10%	$5.52
Investor Shares	1,000.00	1,018.65	1.25	6.27
Advisor Shares	1,000.00	1,017.35	1.50	7.52
Schroder Emerging Markets Multi-Cap Equity Fund
Actual Expenses
R6 Shares	$1,000.00	$1,007.40	0.90%	$4.49
Investor Shares	1,000.00	1,007.70	1.05	5.24
Advisor Shares	1,000.00	1,005.40	1.30	6.48
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,020.39	0.90%	$4.52
Investor Shares	1,000.00	1,019.64	1.05	5.27
Advisor Shares	1,000.00	1,018.40	1.30	6.52
Schroder Emerging Markets Small Cap Fund
Actual Expenses
R6 Shares	$1,000.00	$1,021.90	1.50%	$7.54
Investor Shares	1,000.00	1,020.90	1.65	8.29
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,017.40	1.50%	$7.52
Investor Shares	1,000.00	1,016.66	1.65	8.27

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 182/366 (to reflect the one-half year period).

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder International Alpha Fund
Actual Expenses
R6 Shares	$1,000.00	$970.80	0.80%	$3.92
Investor Shares	1,000.00	970.10	0.95	4.65
Advisor Shares	1,000.00	968.30	1.20	5.87
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,020.89	0.80%	$4.02
Investor Shares	1,000.00	1,020.14	0.95	4.77
Advisor Shares	1,000.00	1,018.90	1.20	6.02
Schroder International Multi-Cap Value Fund
Actual Expenses
R6 Shares	$1,000.00	$1,016.50	0.75%	$3.76
Investor Shares	1,000.00	1,014.40	0.90	4.51
Advisor Shares	1,000.00	1,013.20	1.15	5.76
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,021.13	0.75%	$3.77
Investor Shares	1,000.00	1,020.39	0.90	4.52
Advisor Shares	1,000.00	1,019.14	1.15	5.77

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 182/366 (to reflect the one-half year period).

Notes

Notes

Privacy Statement

FACTS                                                      WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?                                                              Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?                                                          The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•                                          Social Security number and income

•                                          account balances and account transactions

•                                          assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?                                                               All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?                                  For Schroder Mutual Funds, call BFDS at (800) 464-3108.

For other inquiries, call Institutional Client Service at (212) 641-3800 or email

clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc.
• Schroder Mutual Funds
• Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs.  Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•                   open an account and provide account information

•                   give us your contact information

•                   show your driver’s license or government issued ID

•                   enter into an investment advisory contract

•                   make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                   sharing for affiliates’ everyday business purposes—information about your creditworthiness

•                   affiliates from using your information to market to you

•                   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•                  Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•                  Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella Mark D. Gersten

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Schroder Capital Funds (Delaware) Schroder Series Trust Schroder Global Series Trust P.O. Box 55260 Boston, MA 02205-5260 (800) 464-3108 00169191

Item 2.   Code of Ethics.

Not applicable for semi-annual report.

Item 3.   Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.   Schedule of Investments.

Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from February 1, 2016 through April 30, 2016 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Global Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
Date: July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
Date: July 1, 2016

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel,
Treasurer and Chief Financial Officer
Date: July 1, 2016

*      Print the name and title of each signing officer under his or her signature.